PAINEWEBBER P A C E-SM-
Personalized Asset Consulting and Evaluation

                               Going The
                               Distance
                               To Meet Your
                               Financial Needs

                                 Annual Report
                                 July 31, 1998

This material is intended for use only by current PACE investors and must be preceded or accompanied by the current PACE prospectus.

DEAR PAINEWEBBER PACE-SM- SHAREHOLDER:

  We are pleased to present you with the annual report for the PACE Portfolios, comprising the PaineWebber PACE Select Advisors Trust.

  In this report you will find Mitchell Hutchins' summaries of the domestic and international markets for the six months ended July 31, 1998, covering events since the semiannual report this past January. We then summarize the performance of each PACE Portfolio and present comments from each of the investment advisers. Please note that the opinions of the advisers do not necessarily represent those of PaineWebber Incorporated or Mitchell Hutchins Asset Management Inc.

  We are pleased with the overall performance of the PACE Portfolios over the past fiscal year. We recognize the far-ranging needs of today's investors and the importance of well-planned, well-diversified portfolios. To meet these needs, the PACE Portfolios offer a wide choice of actively managed funds that allow you to take advantage of investment opportunities as they arise.

  We appreciate the opportunity to help you achieve your financial goals. If you have any questions about the PaineWebber PACE Program or about PACE Select Advisors Trust, please contact your investment executive.

Sincerely,

                  [SIG]                                   [SIG]
MARGO ALEXANDER                                           BRUCE A. BURSEY
President                                                 Senior Vice President
Mitchell Hutchins Asset Management Inc.                   Managed Accounts Consulting Services
                                                          PaineWebber Incorporated

September 15, 1998

  This letter is intended to assist shareholders in understanding how the portfolios performed during the fiscal year ended July 31, 1998, and reflects both our views and the sub-advisers' views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

  NOTE: SINCE JULY 31, 1998 (THE PORTFOLIOS' FISCAL YEAR-END), WORLD FINANCIAL MARKETS HAVE EXPERIENCED SIGNIFICANT VOLATILITY. THE MARKET AND PORTFOLIO PERFORMANCE CITED IN THIS REPORT DO NOT TAKE INTO ACCOUNT THIS VOLATILITY; THE NEXT SEMIANNUAL REPORT, WHICH WILL COVER THE SIX MONTHS ENDING JANUARY 31, 1999, WILL ADDRESS THIS PERIOD.

INVESTMENT OVERVIEW--DOMESTIC

STOCKS

  The stock market seesawed throughout the fiscal year ended July 31, 1998. During the first six months investors worried about inflation heating up, and record market highs often led to steep sell-offs. Yet economic activity continued at a healthy pace through most of the fiscal year, and inflation remained low. High employment buoyed consumer confidence and, coupled with low interest rates, continued to support the economy. After slowing toward the end of 1997, the stock market began to take off in early 1998.

  The market environment remained choppy, though, as round two of the Asian crisis loomed and investors began to worry about its impact on corporate earnings. There was a lot of movement but no clear trend. Money shifted from sector to sector as investors reacted each day to news from Asia. This sector rotation caused rolling corrections and produced shorter periods of growth. The bull market slowed but the S&P 500 Index still returned 19.31% for the year ended July 31, 1998.(1)

  The market moved ahead despite the drag of lower-than-expected earnings, fueled by cash flows into equity mutual funds and the appeal of the United States over unsettled markets in Asia and Latin America. Investors favored large-capitalization growth stocks, attracted by their consistent earnings, high liquidity and low vulnerability to the Asian financial crisis.

BONDS

  U.S. bond market yields fell over the year, reflecting investor demand for high-quality securities and diminishing concern over inflation. The bond market traded in tandem with the dollar and the Federal Funds rate of 5.5% placed a limit on the appreciation of shorter-maturity securities. The yield curve flattened as long-term rates fell more than short-term rates. Rates briefly rose in April of this year when the Federal Reserve announced it had shifted to a tightening bias, but dropped at month-end on good employment and inflation news.

  In May, the bond market reacted favorably to signs of a slowing U.S. economy. More important, labor tensions in South Korea and escalating economic problems in Russia led cautious investors to move into high-quality U.S. government securities. The 30-year Treasury yield fell to 5.71% by July 31, one of its lowest levels in the last decade.(2) Corporates and mortgage-backed securities underperformed Treasurys, the former due to Asian fears and the latter due to higher prepayments as interest rates declined.

  Interest rates did not change in the municipal bond market, in contrast to the steady rate decline in the Treasury market. Municipal bond yields did not fall because a massive supply of new issues came to market and had to be priced attractively to sell. As a result, the ratio of long-term municipal bond yields to U.S. Treasury bond yields rose to 91%, up from 82% one year ago.

INVESTMENT OVERVIEW--GLOBAL

STOCKS

  The European equity markets turned in the strongest performance for the year, boosted by persistent fund inflows, bond convergence, domestic capital and corporate activity. The other major regions lost ground. U.K. stocks suffered from the impact of a strong sterling and an interest-rate increase. The U.S. market proved resilient despite the Asia threat and a host of earnings downgrades.

  By the end of the fiscal year, Asia had lost its earlier gains and had caused smaller markets around the globe to weaken. Japan had announced ever-larger fiscal stimulus packages yet failed to reassure investors. The Japanese stock market and the yen continued to decline, threatening a second round of Asian currency devaluations. Hong Kong was particularly weak as fears of a Chinese devaluation grew. South Africa became a casualty of emerging-markets turmoil when it was forced to raise interest rates in June, delaying any pickup in growth until late 1999.

(1) Source: Lipper Analytical Services, Inc.
(2) Source: Bloomberg Inc.

BONDS

  Global interest rates fell over the year in response to the spreading impact of the Asian financial crisis. Virtually all major markets produced solid returns in local currency terms, and currency appreciation against the U.S. dollar added to gains in the continental European markets. Currency changes hurt the returns of Australian, Canadian and Japanese bonds.

  The emerging markets suffered losses as concerns grew over the depth of economic contraction in Asia. Falling oil prices and fears of another correction dragged Latin America down. Russia went into a tailspin as capital exited the local Treasury bill market during July. Indonesian unrest led to the resignation of President Suharto and the nuclear tests by India and Pakistan aroused global concern.

PACE MONEY MARKET INVESTMENTS

ADVISER: Mitchell Hutchins Asset Management Inc.
OBJECTIVE: Current income consistent with preservation of capital and liquidity INVESTMENT PROCESS: The Portfolio invests in high-quality, U.S. dollar-denominated money market instruments with maturities of 13 months or less, and maintains a dollar-weighted average maturity of 90 days or less. Security selection follows an approved list reviewed by the firm's credit analysts.

ADVISER'S COMMENTS

  For the fiscal year ended July 31, 1998, the Portfolio provided investors with a return of 5.32% (before deducting the PACE Program fee). This return surpassed the 5.16% return of the 90-day U.S. Treasury bill over the same period. For the seven days ended July 31, 1998, the portfolio's yield was 5.3% and its dollar-weighted average maturity was 77 days. Net assets totaled $25.5 million.

  We remained somewhat bullish on the fixed income markets over the six months ended July 31, 1998. Since we expected interest rates to remain the same or fall slightly, we kept the Portfolio's dollar-weighted average maturity slightly above its peer group. Our expectations remain the same going forward, so we intend to maintain the Portfolio's dollar-weighted average maturity slightly above its peer group.

                      [This page intentionally left blank]

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

ADVISER: Pacific Investment Management Company (PIMCO)
OBJECTIVE: Current income
INVESTMENT PROCESS: The Portfolio invests primarily in U.S. government and agency securities of varying maturities, as well as mortgage-backed securities. Its dollar-weighted average duration ranges between two and seven years. PIMCO establishes duration targets based on its expectations for changes in interest rates, then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other equivalent securities.

ADVISER'S COMMENTS

  For the one-year period covered by this report--August 1, 1997 through July 31, 1998--the Portfolio returned 7.39% before deducting the PACE Program fee. The Portfolio slightly underperformed the Lehman Brothers Mortgage Backed Securities Index (the "Index") return of 7.46%. Portfolio net assets totaled $162.1 million as of July 31, 1998.

  The Portfolio's above-benchmark duration (a measure of its sensitivity to interest rate changes) contributed to performance as rates fell toward the end of the fiscal year. Falling rates caused the mortgage sector to lag the market as prepayments rose. The Portfolio's current-coupon, discount and collateralized mortgages, which faced less prepayment pressure, performed better than premium-coupon mortgages.

  We expect to maintain Portfolio duration at about 0.5 years above its benchmark to capture the price gains from lower-than-expected long-term rates. We intend to focus the Portfolio more on the intermediate segment of the yield curve in anticipation of an economic slowdown and potential curve steepening. We believe mortgages will continue to be the most prudent way to enhance yield without adding undue risk. We will focus on discount coupon, seasoned and other prepayment-protected mortgages, which tend to perform better in a declining rate environment.

PORTFOLIO STATISTICS, 7/31/98*

ASSET ALLOCATION
---------------------------------------------
Agency mortgage pass-throughs................        58.2%
Collateralized mortgages.....................        28.4
U.S. government and agency...................         6.2
Asset backed.................................         5.2
Cash equivalents.............................         1.2
Stripped mortgage-backed.....................         0.8

WEIGHTED AVERAGES
---------------------------------------------
Maturity.....................................  3.39 years
Duration.....................................  2.69 years

*  Percent of Portfolio assets; all statistics subject to change

              PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO
            AND THE LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Portfolio-   Portfolio-      Lehman Mortgage
           Without Fee   With Fee*   Backed Securities Index
8/24/95         $10,000     $10,000                  $10,000
10/95           $10,219     $10,190                  $10,178
1/96            $10,552     $10,483                  $10,501
4/96            $10,297     $10,191                  $10,347
7/96            $10,435     $10,289                  $10,498
10/96           $10,837     $10,645                  $10,883
1/97            $10,993     $10,758                  $11,062
4/97            $11,090     $10,813                  $11,169
7/97            $11,522     $11,192                  $11,625
10/97           $11,771     $11,391                  $11,875
1/98            $12,034     $11,601                  $12,141
4/98            $12,156     $11,676                  $12,288
7/98            $12,374     $11,840                  $12,491

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Government Securities Fixed Income Investments versus the Lehman Brothers Mortgage Backed Securities Index. It is important to note that PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               ------------------------------------
                                                ONE YEAR ENDED   INCEPTION THROUGH
                                                   7/31/98           7/31/98**
                                               ----------------  ------------------
Without PACE program fee.....................           7.39   %           7.52    %
With PACE program fee........................           5.79               5.91

** Inception = August 24, 1995

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

ADVISER: Pacific Income Advisers, Inc.
OBJECTIVE: Current income consistent with reasonable stability of principal INVESTMENT PROCESS: The Portfolio invests in fixed income securities rated at least BBB; its dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between two and four and one half years. The adviser focuses on anticipating yield curve shifts and actively rotating among fixed income sectors based on its assessment of the risks and reward of each sector. Pacific Income Advisers uses a proprietary risk-adjustment model to identify undervalued securities.

ADVISER'S COMMENTS

  For the one-year period covered by this report--August 1, 1997 through July 31, 1998--the Portfolio returned 6.41% before deducting the PACE Program fee. The Portfolio slightly underperformed the Lehman Brothers Intermediate-Term Government/Corporate Index (the "Index") return of 6.75%. Portfolio net assets totaled $99.7 million as of July 31, 1998.

  As the mortgage sector's risk/reward profile deteriorated, we reduced the Portfolio's mortgage allocation to 16.3% of portfolio assets as of July 31, 1998. We remain cautious about prepayment risk in the mortgage market. We increased the allocation to corporate bonds as corporate yield spreads to Treasurys widened and the risk-adjusted valuations of select issuers improved. We lengthened Portfolio duration beyond the benchmark in early April and kept it long through July 31, in accordance with our tactical allocation process. The Portfolio's longer duration helped it outperform its Lipper median in a period of declining interest rates.

  We remain constructive on the fixed income market in the long run; continuing uncertainty in Asia and Russia, combined with the U.S. dollar's strength, should keep inflation at low levels. In the short run we believe it would take another major event to cause Treasurys to move higher; most likely, near term they will trade within a tight range.

PORTFOLIO STATISTICS, 7/31/98*

ASSET ALLOCATION
---------------------------------------------
U.S. government..............................        45.3%
Corporate & asset-backed.....................        37.6
Mortgage backed..............................        16.3
Cash equivalents.............................         0.8

CREDIT QUALITY
---------------------------------------------
Government...................................        52.5%
AAA..........................................        10.8
AA...........................................         3.7
A............................................        23.4
BBB..........................................         8.3
High yield...................................         0.5
Cash equivalents.............................         0.8

*  Percent of Portfolio assets; all statistics subject to change

                   PACE INTERMEDIATE FIXED INCOME INVESTMENTS

     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO
      AND THE LEHMAN BROTHERS INTERMEDIATE-TERM GOVERNMENT/CORPORATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Portfolio-   Portfolio-  Lehman Intermediate
           Without Fee   With Fee*    Gov't/Corp. Index
8/24/95         $10,000     $10,000               $10,000
10/95           $10,232     $10,203               $10,184
1/96            $10,413     $10,344               $10,515
4/96            $10,227     $10,122               $10,303
7/96            $10,359     $10,214               $10,435
10/96           $10,662     $10,474               $10,776
1/97            $10,758     $10,528               $10,891
4/97            $10,825     $10,554               $10,963
7/97            $11,202     $10,881               $11,381
10/97           $11,401     $11,032               $11,582
1/98            $11,671     $11,251               $11,854
4/98            $11,712     $11,249               $11,942
7/98            $11,920     $11,406               $12,148

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Intermediate Fixed Income Investments versus the Lehman Brothers Intermediate-Term Government/Corporate Index. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               ------------------------------------
                                                ONE YEAR ENDED   INCEPTION THROUGH
                                                   7/31/98           7/31/98**
                                               ----------------  ------------------
Without PACE program fee.....................          6.41    %           6.16    %
With PACE program fee........................          4.82                4.58

** Inception = August 24, 1995

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

PACE STRATEGIC FIXED INCOME INVESTMENTS

ADVISER: Pacific Investment Management Company (PIMCO)
OBJECTIVE: Total return consisting of income and capital appreciation INVESTMENT PROCESS: The Portfolio invests primarily in fixed income securities of varying maturities. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between three and eight years. PIMCO invests in those areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity.

ADVISER'S COMMENTS

  For the one-year period covered by this report--August 1, 1997 through July 31, 1998--the Portfolio returned 8.66% before deducting the PACE Program fee. The Portfolio outperformed the Lehman Brothers Government/Corporate Bond Index (the "Index") return of 8.06%. Portfolio net assets totaled $126.9 million as of July 31, 1998.

  As interest rates fell during the period the Portfolio's duration, which was longer than the Index, contributed to performance. The mortgage sector lagged the market as rates fell and prepayments rose. The Portfolio's current-coupon, discount and collateralized mortgages, which faced less prepayment pressure, fared better than its premium-coupon mortgages. A below-Index weighting in the corporate sector boosted returns as corporate profits waned and yield spreads versus U.S. Treasurys widened. The Portfolio's small emerging market position (2.0% as of July 31, 1998) hurt performance.

  We expect to maintain Portfolio duration at about 0.5 years above its benchmark to capture price gains from lower-than-expected long-term rates. We intend to focus the Portfolio more on the intermediate segment of the yield curve in anticipation of an economic slowdown and potential curve steepening. We believe discount-coupon mortgages will continue to be the most prudent way to enhance yield without adding undue risk.

  We expect corporate profits to slow, and will continue to underweight investment-grade corporate debt. We will selectively hold small allocations of lower-rated corporate and emerging-market issues that pass stringent credit analysis.

PORTFOLIO STATISTICS, 7/31/98*

ASSET ALLOCATION
---------------------------------------------
Agency mortgage pass-throughs................        31.3%
Collateralized mortgages.....................        28.8
Corporate & asset-backed.....................        18.9
U.S. government..............................        15.0
Cash equivalents.............................         3.3
Emerging markets.............................         2.0
Stripped mortgage backed.....................         0.7

CREDIT QUALITY
---------------------------------------------
AAA..........................................        78.2%
AA/A.........................................         7.7
BBB..........................................         9.5
BB...........................................         4.6

*  Percent of Portfolio assets; all statistics subject to change

                    PACE STRATEGIC FIXED INCOME INVESTMENTS

     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO
            AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Portfolio-   Portfolio-          Lehman
           Without Fee   With Fee*   Gov't/Corp. Bond Index
8/24/95         $10,000     $10,000                 $10,000
10/95           $10,660     $10,630                 $10,251
1/96            $11,099     $11,026                 $10,638
4/96            $10,679     $10,569                 $10,254
7/96            $10,815     $10,663                 $10,397
10/96           $11,278     $11,079                 $10,801
1/97            $11,413     $11,169                 $10,891
4/97            $11,459     $11,172                 $10,941
7/97            $12,042     $11,697                 $11,518
10/97           $12,303     $11,905                 $11,752
1/98            $12,728     $12,271                 $12,107
4/98            $12,770     $12,265                 $12,181
7/98            $13,085     $12,521                 $12,447

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Strategic Fixed Income Investments versus the Lehman Brothers Government/Corporate Bond Index. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               ------------------------------------
                                                ONE YEAR ENDED   INCEPTION THROUGH
                                                   7/31/98           7/31/98**
                                               ----------------  ------------------
Without PACE program fee.....................          8.66    %           9.58    %
With PACE program fee........................          7.04                7.95

** Inception = August 24, 1995

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

ADVISER: Morgan Grenfell Capital Management, Incorporated
OBJECTIVE: High current income exempt from Federal income tax
INVESTMENT PROCESS: The Portfolio invests in general obligation, revenue and private activity bonds and notes, the interest on which is exempt from Federal income tax. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between three and seven years. Morgan Grenfell seeks to provide consistent returns with low volatility by selecting high-quality securities across all maturities and keeping Portfolio duration close to its benchmark index. Emphasis is placed on issues with enhancements-- such as government backing or collateral-- that reduce credit risk.

ADVISER'S COMMENTS

  For the one-year period covered by this report--August 1, 1997 through July 31, 1998--the Portfolio returned 4.87% before deducting the PACE Program fee. The Portfolio slightly outperformed the Lehman Brothers Municipal Five-Year Index (the "Index") return of 4.79%. Portfolio net assets totaled $51.6 million as of July 31, 1998.

  During the period, the unusually high ratio of yields on municipal bonds relative to U.S. Treasury bonds called for some extension of maturities to capture a profit opportunity. We increased the Portfolio's duration from 5.35 years to 6.11 years on March 31 and kept it there through July 31. We do not believe this duration increase will commensurately increase price risk, since a more normal yield relationship between the two markets seems likely to return.

  We believe municipal bonds represent excellent value relative to U.S. Treasury bonds given the current yield relationship between the two sectors. If, as we anticipate, the volume of new municipal bonds brought to market subsides later this year, municipal bond prices should rally as investors bid up a smaller supply of available bonds.

PORTFOLIO STATISTICS, 7/31/98*

TOP FIVE STATES
---------------------------------------------
Texas........................................       12.9 %
Pennsylvania.................................        8.8
California...................................        8.6
Illinois.....................................        8.4
Indiana......................................        7.3


TOP FIVE SECTORS
---------------------------------------------
Housing......................................       32.6 %
Healthcare...................................       19.6
Industrial products & services...............       14.5
Education....................................       10.8
Transportation...............................        4.6

*  Percent of Portfolio assets; all statistics subject to change

                    PACE MUNICIPAL FIXED INCOME INVESTMENTS

     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO
               AND THE LEHMAN BROTHERS MUNICIPAL FIVE-YEAR INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Portfolio-Without
                   Fee           Portfolio-With Fee*  Lehman Muni 5-Year Index
 8/24/95         $10,000               $10,000                 $10,000
10/95                   $10,199              $10,170                    $10,086
1/96                    $10,513              $10,444                    $10,333
4/96                    $10,381              $10,274                    $10,231
7/96                    $10,638              $10,489                    $10,363
10/96                   $10,899              $10,706                    $10,549
1/97                    $11,068              $10,831                    $10,702
4/97                    $11,092              $10,815                    $10,708
7/97                    $11,522              $11,191                    $11,115
10/97                   $11,649              $11,272                    $11,214
1/98                    $11,861              $11,435                    $11,449
4/98                    $11,884              $11,434                    $11,430
7/98                    $12,083              $11,562                    $11,647

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Municipal Fixed Income Investments versus the Lehman Brothers Municipal Five-Year Index. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               ------------------------------------
                                                ONE YEAR ENDED   INCEPTION THROUGH
                                                   7/31/98           7/31/98**
                                               ----------------  ------------------
Without PACE program fee.....................          4.87    %           6.65    %
With PACE program fee........................          3.31                5.06

** Inception = August 24, 1995

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

PACE GLOBAL FIXED INCOME INVESTMENTS

ADVISER: Rogge Global Partners plc
OBJECTIVE: High total return
INVESTMENT PROCESS: The Portfolio invests in high-grade fixed income securities issued by U.S. and foreign governments, supranational entities and overseas private issuers. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between four and eight years. The adviser believes that financially healthy countries produce the highest bond and currency returns over time. They use a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon. An optimization model helps determine country, currency and duration positions.

ADVISER'S COMMENTS

  For the one-year period covered by this report--August 1, 1997 through July 31, 1998--the Portfolio returned 4.88% before deducting the PACE Program fee. The Portfolio lagged the Salomon Brothers World Government Bond Index (the "Index") return of 5.27%. Portfolio net assets totaled $88.8 million as of July 31, 1998.

  Over the past year the Portfolio benefited from our country selections: we overweighted some of the best-performing markets, including the United Kingdom and Sweden; and underweighted Japan, which was one of the worst performers. The Portfolio maintained a longer duration than its benchmark and benefited from the general decline in interest rates over the year. The positive impact of these positions was offset by our currency positions, including an underweighting in the U.S. dollar and a slight overweighting in the yen. Our emerging markets position (5.8% of portfolio assets as of July 31, 1998) also hurt performance.

  The most notable change in the Portfolio during the past 12 months was the reduction of dollar bloc holdings in favor of German bonds. As part of this reduction we eliminated the Portfolio's Canadian holdings. We also moved from a neutral currency allocation in core European countries to a large overweighting in deutschemarks (41% of net assets as of July 31, 1998).

  We believe that the volatility we have seen in the past few weeks will remain a feature of all markets. The global capital markets will continue to exert pressure on those countries whose financial health is suspect. We expect more uncertainty in the markets, with the Russian situation unresolved, Latin American countries running large current account deficits and Hong Kong and China still under pressure from international investors. While we believe that the global economy is sound enough to avoid a severe downturn, we think investors will keep selling overvalued markets in pursuit of risk reduction. Under this scenario, global bonds will continue to be an attractive investment vehicle.

PORTFOLIO STATISTICS, 7/31/98*

ASSET ALLOCATION
---------------------------------------------
Europe.......................................        55.0%
U.S. Treasurys/government agencies...........        29.6
Emerging markets.............................         5.8
Cash equivalents.............................         5.2
U.S. corporates..............................         1.9
Japan........................................         1.5
Canada.......................................         1.0


CREDIT QUALITY
---------------------------------------------
AAA..........................................        89.5%
AA...........................................         0.2
A............................................         2.4
BBB..........................................         5.0
BB...........................................         2.9

*  Percent of Portfolio assets; all statistics subject to change

                      PACE GLOBAL FIXED INCOME INVESTMENTS

     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO
              AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Portfolio-Without
                   Fee           Portfolio-With Fee*  SB World Gov't Bond Index
 8/24/95         $10,000               $10,000                 $10,000
10/95                   $10,360              $10,331                    $10,300
1/96                    $10,583              $10,514                    $10,395
4/96                    $10,482              $10,374                    $10,286
7/96                    $10,668              $10,519                    $10,569
10/96                   $11,042              $10,847                    $10,852
1/97                    $10,828              $10,597                    $10,615
4/97                    $10,551              $10,287                    $10,364
7/97                    $11,046              $10,729                    $10,688
10/97                   $11,431              $11,061                    $11,136
1/98                    $11,400              $10,990                    $11,039
4/98                    $11,576              $11,118                    $11,195
7/98                    $11,586              $11,086                    $11,252

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Global Fixed Income Investments versus the Salomon Brothers World Government Bond Index. It is important to note that PACE Global Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               ------------------------------------
                                                ONE YEAR ENDED   INCEPTION THROUGH
                                                   7/31/98           7/31/98**
                                               ----------------  ------------------
Without PACE program fee.....................          4.88    %           5.13    %
With PACE program fee........................          3.32                3.57

** Inception = August 24, 1995

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

ADVISER: Brinson Partners, Inc.
OBJECTIVE: Capital appreciation and dividend income
INVESTMENT PROCESS: The Portfolio invests in equity securities that the adviser considers undervalued. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of at least $2.5 billion when purchased. The adviser looks for undervalued issues within the context of its macroeconomic and market outlooks. The firm's analysts conduct fundamental research on a universe of 700 stocks to develop growth and cash flow projections. These projections are factored into a proprietary ranking model that helps senior investment professionals select stocks.

ADVISER'S COMMENTS

  For the one-year period covered by this report--August 1, 1997 through July 31, 1998--the Portfolio returned 9.89% before deducting the PACE Program fee. The Portfolio lagged the Russell 1000 Value Index (the "Index") return of 17.71%. Portfolio net assets totaled $266.4 million as of July 31, 1998.

  The Portfolio's low weighting in consumer-related stocks relative to the Index dragged down performance. On the other hand, the Portfolio's underweighting in banks and thrifts (10.7% below the Index as of July 31, 1998) helped results, as did its overweighting in drug stocks (6.4% above the Index). For the year ended July 31, 1998, value stocks as measured by the Russell 1000 lagged the broader market, as measured by the S&P 500 Index, which returned 19.31%.

  We believe the U.S. stock market is overvalued and market analysts' expectations for future earnings growth are overoptimistic. Consistent with our belief that investors are insufficiently focused on the riskiness of the stock market, the Portfolio is maintaining a low exposure to the largest stocks in the market.

PORTFOLIO STATISTICS, 7/31/98*

TOP FIVE SECTORS
---------------------------------------------
Health.......................................        13.6%
Services+....................................         9.3
Transportation...............................         9.1
Consumer nondurables.........................         9.1
Technology...................................         9.0

+ Includes financial services, computer services, data processing and entertainment.

TOP TEN STOCKS
---------------------------------------------
Xerox Corp. .................................         4.9%
Burlington Northern Santa Fe Inc. ...........         4.5
Lockheed Martin Corp. .......................         4.4
Philip Morris Co. Inc. ......................         3.5
AON Corp. ...................................         3.2
Federal Express Corp. .......................         3.0
Baxter International Inc. ...................         2.6
Raytheon Co. ................................         2.4
Automatic Data Processing Inc. ..............         2.3
Goodyear Tire & Rubber Co. ..................         2.3

*  Percent of Portfolio assets; all statistics subject to change

                  PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                   PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Portfolio-Without                           Russell 1000 Value
                   Fee           Portfolio-With Fee*           Index
 8/24/95         $10,000               $10,000                $10,000
10/95                   $10,408              $10,379                  $10,259
1/96                    $11,622              $11,546                  $11,395
4/96                    $12,242              $12,116                  $11,721
7/96                    $11,790              $11,625                  $11,428
10/96                   $13,072              $12,840                  $12,696
1/97                    $14,483              $14,174                  $14,094
4/97                    $14,527              $14,163                  $14,365
7/97                    $17,581              $17,077                  $17,009
10/97                   $16,669              $16,130                  $16,909
1/98                    $17,557              $16,926                  $17,914
4/98                    $19,977              $19,187                  $20,425
7/98                    $19,320              $18,486                  $20,020

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Large Company Value Equity Investments versus the Russell 1000 Value Index. It is important to note that PACE Large Company Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               ------------------------------------
                                                ONE YEAR ENDED   INCEPTION THROUGH
                                                   7/31/98           7/31/98**
                                               ----------------  ------------------
Without PACE program fee.....................          9.89    %          25.11    %
With PACE program fee........................          8.25               23.25

** Inception = August 24, 1995

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

ADVISER: Alliance Capital Management L.P., since November 11, 1997
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests in companies that the adviser believes have faster rates of earnings growth than the average rate of the companies that comprise the S&P 500 Index. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of at least $2.5 billion at time of purchase. Alliance chooses stocks by identifying the best combinations of earnings growth and reasonable valuation. Each stock in the adviser's research universe is ranked based on analysts' assessments and six measures of earnings growth and valuation. The Portfolio normally invests in stocks that rank within the resulting top 30% of the universe.

ADVISER'S COMMENTS

  For the one-year period covered by this report--August 1, 1997 through July 31, 1998--the Portfolio returned 26.40% before deducting the PACE Program fee. The Portfolio surpassed its benchmark, the Russell 1000 Growth Index (the "Index") return of 19.91%. Portfolio net assets totaled $275.5 million as of July 31, 1998.

  Outperforming sectors--consumer services, financial services, healthcare and technology--represented more than 70% of the Portfolio and remain its largest positions. Our focus has not changed since the last report and we do not expect to change it much for the foreseeable future.

  Intense price competition from Asia means companies must rely on unit growth and margin expansion rather than price increases for earnings growth. We therefore favor companies that are benefiting from new product introductions and market leadership. We see attractive stocks in the healthcare, consumer staples and technology sectors. Within technology, we have underweighted semiconductors and overweighted telecommunications. We are reviewing our earnings estimates for all portfolio holdings to avoid surprises.

PORTFOLIO STATISTICS, 7/31/98*

TOP FIVE SECTORS
---------------------------------------------
Technology...................................        20.8%
Finance......................................        20.4
Consumer services............................        15.1
Healthcare...................................        14.6
Consumer staples.............................        12.9


TOP TEN STOCKS
---------------------------------------------
Cisco Systems................................         4.5%
Dell Computer................................         3.8
Schering Plough..............................         3.8
Travelers Group..............................         3.8
Bristol-Myers Squibb Co......................         3.7
Tyco International Ltd.......................         3.1
Nationsbank Corp. ...........................         3.0
Solectron....................................         2.9
Merck & Co. Inc..............................         2.8
Worldcom.....................................         2.5

*  Percent of Portfolio assets; all statistics subject to change

                  PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                  PORTFOLIO AND THE RUSSELL 1000 GROWTH INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Portfolio-Without
                   Fee           Portfolio-With Fee*  Russell 1000 Growth Index
 8/24/95         $10,000               $10,000                 $10,000
10/95                   $10,400              $10,371                    $10,468
1/96                    $10,967              $10,895                    $11,304
4/96                    $11,485              $11,367                    $11,829
7/96                    $11,076              $10,921                    $11,540
10/96                   $12,662              $12,438                    $12,776
1/97                    $13,660              $13,368                    $14,411
4/97                    $13,208              $12,878                    $14,437
7/97                    $16,128              $15,665                    $17,522
10/97                   $15,567              $15,064                    $16,668
1/98                    $16,475              $15,883                    $18,096
4/98                    $19,100              $18,344                    $20,512
7/98                    $20,385              $19,506                    $21,011

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Large Company Growth Equity Investments versus the Russell 1000 Growth Index. It is important to note that PACE Large Company Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                 AVERAGE ANNUAL TOTAL RETURN
                                             ------------------------------------
                                              ONE YEAR ENDED   INCEPTION THROUGH
                                                 7/31/98           7/31/98**
                                             ----------------  ------------------
Without PACE program fee.....................         26.40   %          27.44    %
With PACE program fee........................         24.52             25.54

** Inception = August 24, 1995

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

ADVISER: Brandywine Asset Management, Inc.
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests in equity securities that the adviser believes are undervalued or overlooked in the market. Such equities usually have price-to-earnings (P/E) ratios below the market average. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of less than $2.5 billion at the time of purchase.

  The adviser narrows the small company universe to about 650 stocks using three quantitative screens: positive trailing 12-month operating earnings, lowest P/E quartile based on trailing 12-month operating earnings, and market cap over $10 million but below the median cap of the New York Stock Exchange. Fundamental review further narrows the universe by excluding stocks for: earnings adjustments that raise P/E above the lowest quartile, pre-announced earnings changes that when formally reported will raise P/E, strong recent price gains and severe or sudden fundamental deterioration.

ADVISER'S COMMENTS

  For the one-year period covered by this report--August 1, 1997 through July 31, 1998--the Portfolio returned 6.97% before deducting the PACE Program fee. The Portfolio underperformed the Russell 2500 Value Index (the "Index") return of 8.41%. Portfolio net assets totaled $183.6 million as of July 31, 1998.

  Steel and aluminum stocks helped Portfolio performance over the last six months of the fiscal year. We took profits in this group ahead of mild price declines. The worst-performing sectors in the Portfolio were technology and process industries, including chemicals and textiles, the hardest hit by the Asian crisis. Our continued selling of appreciated financial stocks has reduced the Portfolio's holdings below the Index's 30.2% weighting. These reductions have been balanced by small increases in producer manufacturing, process industries and transportation. We have also begun to reduce the utility weighting, which played a defensive role toward the end of the year.

  Our positive outlook for small-cap stocks rests on the following observations:
    - They have less exposure to global weakness than large caps.
    - As the economy slows, smaller companies are likely to sustain earnings growth better than large companies.
    - Small caps are trading at their deepest discount to large caps since 1990, suggesting potential for gains.

PORTFOLIO STATISTICS, 7/31/98*

TOP FIVE SECTORS
---------------------------------------------
Financial services...........................        19.7%
Producer manufacturing.......................        14.8
Utilities....................................        10.3
Consumer durables............................         9.6
Non-energy minerals..........................         8.3


TOP TEN STOCKS
---------------------------------------------
Centex Construction Products Inc. ...........         0.9%
Polaris Industries Inc. .....................         0.9
Toll Brothers Inc. ..........................         0.8
Public Service Co. ..........................         0.8
NAC Reinsurance Corp. .......................         0.8
Alliant Techsystem Inc. .....................         0.8
Capital Re Corp. ............................         0.8
American Annuity Group Inc. .................         0.8
Lone Star Industries, Inc. ..................         0.7
Mascotech Inc. ..............................         0.7

*  Percent of Portfolio assets; all statistics subject to change

               PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                   PORTFOLIO AND THE RUSSELL 2500 VALUE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Portfolio-Without                           Russell 2500 Value
                   Fee           Portfolio-With Fee*           Index
 8/24/95         $10,000               $10,000                $10,000
10/95                    $9,617               $9,589                   $9,886
1/96                    $10,034               $9,968                  $10,668
4/96                    $10,711              $10,601                  $11,242
7/96                    $10,276              $10,132                  $10,816
10/96                   $11,246              $11,047                  $11,910
1/97                    $12,656              $12,386                  $13,217
4/97                    $12,389              $12,079                  $13,242
7/97                    $15,105              $14,672                  $15,642
10/97                   $16,165              $15,643                  $16,184
1/98                    $16,511              $15,918                  $16,857
4/98                    $18,592              $17,857                  $18,775
7/98                    $16,158              $15,461                  $16,956

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Small/Medium Company Value Equity Investments versus the Russell 2500 Value Index. It is important to note that PACE Small/Medium Company Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               ------------------------------------
                                                ONE YEAR ENDED   INCEPTION THROUGH
                                                   7/31/98           7/31/98**
                                               ----------------  ------------------
Without PACE program fee.....................          6.97    %          17.73    %
With PACE program fee........................          5.38               15.98

** Inception = August 24, 1995

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

ADVISER: Delaware Management Company, Inc.
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in the common stock of "emerging growth" companies, which feature above-average rates of earnings growth. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of less than $2.5 billion. Up to 5% of total assets may be invested in foreign securities, including ADRs.

  Delaware employs bottom-up, fundamental analysis to identify companies with annual earnings growth of at least 25% and priced at a modest premium to the earnings multiple of the S&P 500 Index. Important criteria include: free cash flow, strength of management, degree of insider ownership and potential for upside surprises.

ADVISER'S COMMENTS

  For the one-year period covered by this report--August 1, 1997 through July 31, 1998--the Portfolio returned 14.44% before deducting the PACE Program fee. The Portfolio strongly outperformed the Russell 2500 Growth Index (the "Index"), which lost 1.29%. Portfolio net assets totaled $198.9 million as of July 31, 1998.

  The Portfolio suffered through a difficult May but rebounded with an exceptional June. Technology stocks helped performance, particularly Gemstar International Group Ltd. (2.1% of Portfolio assets as of July 31, 1998), Aspect Development (1.2%) and EMC Corp. (2.4%). Consumer stocks such as Staples Inc. (2.3%) and Dollar Tree Stores Inc. (2.2%) also did exceptionally well. Financial stocks were weak as investors paused after a three-year run to look elsewhere. However, excellent prospects have led us to continue to emphasize financials in the Portfolio.

  We continue to look for companies with outstanding growth opportunities while remaining on guard to protect against earnings disappointments. We believe small caps are more attractive than their larger-cap counterparts in terms of 1998 consensus estimates of 4% earnings growth for the S&P 500, compared to more than 20% for the Russell 2000 Index.

PORTFOLIO STATISTICS, 7/31/98*

TOP FIVE SECTORS
---------------------------------------------
Technology...................................        24.2%
Business services............................        14.8
Financial services...........................        11.3
Consumer nondurables.........................        11.3
Consumer services............................        10.1


TOP TEN STOCKS
---------------------------------------------
Chancellor Media.............................         3.3%
First American Corp. Tennessee...............         3.2
Platinum Technology..........................         3.1
EMC Corp. ...................................         2.4
Staples Inc. ................................         2.3
Dollar Tree Stores Inc. .....................         2.2
Veritas Software Co. ........................         2.1
Geotel Communications........................         2.1
Gemstar International Group Ltd. ............         2.1
Consolidated Graphics........................         2.1

*  Percent of Portfolio assets; all statistics subject to change

              PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                  PORTFOLIO AND THE RUSSELL 2500 GROWTH INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Portfolio-   Portfolio-  Russell 2500
           Without Fee   With Fee*   Growth Index
8/24/95         $10,000     $10,000        $10,000
10/95            $9,575      $9,548         $9,853
1/96             $9,470      $9,408        $10,425
4/96            $10,881     $10,769        $11,882
7/96             $9,345      $9,215        $10,527
10/96           $10,088      $9,910        $11,482
1/97            $10,989     $10,754        $12,319
4/97             $9,571      $9,331        $11,054
7/97            $12,049     $11,703        $13,606
10/97           $12,917     $12,199        $13,992
1/98            $12,706     $12,250        $13,549
4/98            $14,207     $13,645        $15,397
7/98            $13,788     $13,193        $13,434

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Small/Medium Company Growth Equity Investments versus the Russell 2500 Growth Index. It is important to note that PACE Small/Medium Company Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               ------------------------------------
                                                ONE YEAR ENDED   INCEPTION THROUGH
                                                   7/31/98           7/31/98**
                                               ----------------  ------------------
Without PACE program fee.....................          14.44   %          11.55    %
With PACE program fee........................          12.73               9.89

** Inception = August 24, 1995

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISER: Martin Currie Inc.
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: Normally at least 65% of the Portfolio is invested in equity securities of companies domiciled in three or more countries outside the United States. Up to 10% of the Portfolio may be invested in emerging markets. A significant portion of currency exposure may be hedged back to the U.S. dollar. The adviser looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, the adviser considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuation and the settlement system.

ADVISER'S COMMENTS

  For the one-year period covered by this report--August 1, 1997 through July 31, 1998--the Portfolio returned 9.27% before deducting the PACE Program fee. The Portfolio outperformed Morgan Stanley Capital International's Europe, Australia and Far East (MSCI EAFE) Index return of 5.75%. Portfolio net assets totaled $164.5 million as of July 31, 1998.

  Being overweighted in Europe and underweighted in Asia, coupled with good overall stock selection, added value against a dull index. In the Portfolio's Europe component we added to the financial sector, where the merger mania continues. Purchases included Societe Generale (2.2% of net assets as of July 31, 1998), and Banco de Santander (2.1%). The mobile telecommunications market also was strong; the Portfolio holds Mannesmann (2.3%). In the face of a weaker U.K. economy we sold the Portfolio's shares of Granada and slightly reduced its market exposure.

  We remain underweighted and defensive in our approach to Japan. We hedged 50% of yen assets against a strong dollar (133.8/$1) in April; this hedge added value during the period. Our Asia Pacific position consists of Australia, Hong Kong, Taiwan and India. Smaller markets continue to suffer in Asia's wake. A flight of capital has hit Latin America hard. We have some exposure to Greece and Israel, which have bucked the trend.

PORTFOLIO STATISTICS, 7/31/98*

TOP FIVE SECTORS
---------------------------------------------
Finance/insurance/real estate................        35.5%
Consumer goods & services....................        27.3
Capital goods................................        15.0
Utilities....................................         9.6
Energy.......................................         6.0


TOP TEN COUNTRIES
---------------------------------------------
United Kingdom...............................        19.3%
Germany......................................        14.6
Japan........................................        14.6
France.......................................        13.8
Switzerland..................................         7.1
Italy........................................         6.4
Sweden.......................................         3.7
Spain........................................         3.5
Finland......................................         2.0
Hong Kong....................................         1.8

*  Percent of Portfolio assets; all statistics subject to change

                     PACE INTERNATIONAL EQUITY INVESTMENTS

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                       PORTFOLIO AND THE MSCI EAFE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Portfolio-   Portfolio-      MSCI
           Without Fee   With Fee*    EAFE Index
8/24/95         $10,000     $10,000       $10,000
Oct-95           $9,875      $9,847        $9,921
Jan-96          $10,691     $10,621       $10,651
Apr-96          $11,118     $11,004       $11,231
Jul-96          $10,708     $10,558       $10,763
Oct-96          $10,884     $10,691       $10,960
Jan-97          $11,236     $10,996       $10,856
Apr-97          $11,542     $11,253       $11,132
Jul-97          $13,310     $12,928       $12,713
Oct-97          $12,018     $11,630       $11,467
Jan-98          $12,706     $12,249       $11,971
Apr-98          $14,112     $13,554       $13,237
Jul-98          $14,543     $13,916       $13,406

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE International Equity Investments versus the MSCI EAFE Index. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               ------------------------------------
                                                ONE YEAR ENDED   INCEPTION THROUGH
                                                   7/31/98           7/31/98**
                                               ----------------  ------------------
Without PACE program fee.....................          9.27    %          13.60    %
With PACE program fee........................          7.64               11.91

** Inception = August 24, 1995

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISER: Schroder Capital Management International Inc.
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: Normally at least 65% of the Portfolio is invested in equity securities of issuers in three or more emerging-market countries. The adviser's network of regional specialists and analysts in 11 countries supports an intensive program of proprietary emerging-markets research. Schroder uses its research to identify companies with professional management, sustainable earnings growth, high domestic market share and credible accounting standards.

ADVISER'S COMMENTS

  For the one-year period covered by this report--August 1, 1997 through July 31, 1998--the Portfolio lost 32.99% before deducting the PACE Program fee. The Portfolio slightly outperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) ex-Malaysia Index, which lost 33.41%. Portfolio net assets totaled $63.2 million as of July 31, 1998.

  Emerging markets suffered dramatic reversals over the last year. A financial crisis hit Southeast Asia in the latter half of 1997 and its effects then spread to other emerging economies in 1998. During the year we made several key changes to the Portfolio:
- Reduced exposure to Latin America in the second half of the fiscal year
- Reduced exposure to Asia, though we remain positive on Korea, India and China, with a focus on infrastructure stocks in the latter two markets
- Increased European exposure, particularly to Portugal and Israel. We reduced Hungarian and Polish stocks that had exposure to the Russian market
- Maintained an underweighting in Russia

  Since the Portfolio's fiscal year-end, the Russian crisis and pressure on the Brazilian currency have considerably worsened the near-term outlook for emerging markets. Both debt and equity markets have been weakened by the flight of short-term investors to the safe haven of U.S. Treasury bonds. Turmoil in the developed equity markets has arisen due to uncertainties over profits and the slowing global economy.

  Our near-term strategy is to overweight cash. We may further underweight Latin America if Brazil continues to look vulnerable and erode confidence in the region. A key decision remains when to rebuild the Portfolio's holdings in emerging Asia. As Latin America comes under further pressure, we expect to move to a neutral position in emerging Asia, which should perform better than its post-crisis lows.

PORTFOLIO STATISTICS, 7/31/98*

REGIONAL ALLOCATION
---------------------------------------------
Europe/Africa................................        35.6%
Latin America................................        34.2
Asia.........................................        22.1
Cash.........................................         8.1


TOP TEN STOCKS
---------------------------------------------
Telecomunicacoes Brasileiras S.A.
 (Telebras)..................................         4.2%
Telefonos de Mexico..........................         2.3
Petroleo Brasileiros S.A. (Petrobras)........         1.8
Samsung Electronics Co.......................         1.5
ECI Telecommunications Ltd. .................         1.3
Alpha Credit Bank............................         1.3
Elektrim Spolka Akcyjna S.A. ................         1.3
Cemex........................................         1.3
Hellenic Bottling Co. .......................         1.3
Hellenic Telecom Org. .......................         1.2

*  Percent of Portfolio assets; all statistics subject to change

             PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                  PORTFOLIO AND THE MSCI EMF EX-MALAYSIA INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Portfolio-   Portfolio-       MSCI Emerg.
           Without Fee   With Fee*   EMF ex-Malaysia index
8/24/95         $10,000     $10,000                 $10,000
10/95            $9,516      $9,436                  $9,633
1/96            $10,764     $10,694                 $10,581
4/96            $10,965     $10,853                 $10,648
7/96            $10,423     $10,277                 $10,001
10/96           $10,106      $9,927                  $9,904
1/97            $11,202     $10,963                 $10,849
4/97            $11,629     $11,338                 $11,326
7/97            $13,061     $12,686                 $12,827
10/97           $10,206      $9,876                 $10,010
1/98             $9,609      $9,264                  $9,280
4/98            $10,660     $10,238                 $10,525
7/98             $8,752      $8,374                  $8,541

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE International Emerging Markets Equity Investments versus the MSCI EMF ex-Malaysia Index. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               ------------------------------------
                                                ONE YEAR ENDED   INCEPTION THROUGH
                                                   7/31/98           7/31/98**
                                               ----------------  ------------------
Without PACE program fee.....................          -32.99  %           -4.43   %
With PACE program fee........................          -33.99              -5.86

** Inception = August 24, 1995

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MONEY MARKET INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1998

PRINCIPAL
 AMOUNT                                                            MATURITY            INTEREST
  (000)                                                              DATES               RATES            VALUE
---------                                                    ---------------------------------------- --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--3.14%
  $ 500   Federal Home Loan Bank............................. 03/23/99 to 03/30/99   5.650 to 5.710%  $      500,000
    300   Federal Home Loan Bank.............................       08/05/98            5.488*               299,912
                                                                                                      --------------
Total U.S. Government Agency Obligations (cost--$799,912)....                                                799,912
                                                                                                      --------------
BANK NOTES (DOMESTIC)--3.14%
    200   FCC National Bank..................................       01/07/99             5.700               199,975
    200   Huntington National Bank...........................       10/02/98             5.870               199,988
    400   PNC Bank N.A. .....................................       08/03/98            5.600*               399,961
                                                                                                      --------------
Total Bank Notes (cost--$799,924)............................                                                799,924
                                                                                                      --------------
CERTIFICATES OF DEPOSIT--13.72%
DOMESTIC--3.13%
    300   Bankers Trust Co. .................................       05/29/99             5.770               299,906
    500   Bankers Trust Co. .................................       08/03/98        5.570 to 5.680*          499,846
                                                                                                      --------------
                                                                                                             799,752
                                                                                                      --------------
YANKEE--10.59%
    200   Bayerische Vereinsbank AG..........................       10/06/98             5.710               199,920
    700   Credit Agricole Indosuez........................... 09/30/98 to 05/19/99   5.750 to 5.830          699,682
    500   Credit Suisse First Boston.........................       08/04/98            5.573*               500,000
    200   National Bank of Canada............................       11/19/98             5.920               200,005
    500   Royal Bank of Canada............................... 10/01/98 to 06/23/99   5.695 to 5.800          499,906
    600   Societe Generale................................... 12/17/98 to 07/02/99   5.730 to 5.850          599,849
                                                                                                      --------------
                                                                                                           2,699,362
                                                                                                      --------------
Total Certificates of Deposit (cost--$3,499,114).............                                              3,499,114
                                                                                                      --------------
COMMERCIAL PAPER@--64.57%
ASSET-BACKED--22.88%
    835   Atlantis One Funding............................... 08/12/98 to 08/17/98   5.380 to 5.600          833,367
    616   Delaware Funding Corp. ............................       09/30/98             5.550               610,302
  1,000   Falcon Asset Securitization Corp. .................       08/21/98             5.540               996,922
  1,192   New Center Asset Trust.............................       08/03/98             5.680             1,191,624
  1,000   Receivables Capital Corp. .........................       08/13/98             5.560               998,147
  1,204   Triple-A One Funding Corp. ........................       08/11/98             5.550             1,202,144
                                                                                                      --------------
                                                                                                           5,832,506
                                                                                                      --------------
AUTO & TRUCK--3.75%
    959   Ford Motor Credit Corp. ...........................       08/18/98             5.520               956,500
                                                                                                      --------------
BANKING--0.57%
    150   Bankers Trust Corp. ...............................       03/16/99             5.508               144,791
                                                                                                      --------------
BROKER-DEALER--5.84%
    400   Bear Stearns Co. Inc. .............................       09/25/98             5.530               396,621
    500   Goldman Sachs Group L.P. ..........................       09/25/98             5.580               495,737
    200   Lehman Brothers Holdings Inc. .....................       11/16/98             5.540               196,707
    400   Morgan Stanley, Dean Witter & Co. .................       08/12/98             5.530               399,324
                                                                                                      --------------
                                                                                                           1,488,389
                                                                                                      --------------
BUSINESS SERVICES--3.89%
  1,000   Block Financial Corp. .............................       09/24/98             5.530               991,705
                                                                                                      --------------
ELECTRONICS--4.46%
    250   Emerson Electric Co. ..............................       08/03/98             5.520               249,923
    887   Motorola Inc. .....................................       08/03/98             5.550               886,727
                                                                                                      --------------
                                                                                                           1,136,650
                                                                                                      --------------
ENERGY--3.92%
  1,000   Chevron USA Inc. ..................................       08/04/98             5.520               999,540
                                                                                                      --------------
FINANCE-CONDUIT--1.95%
    500   UBS Finance (DE) Inc. .............................       09/08/98             5.510               497,092
                                                                                                      --------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MONEY MARKET INVESTMENTS

PRINCIPAL
 AMOUNT                                                            MATURITY            INTEREST
  (000)                                                              DATES               RATES            VALUE
---------                                                    ---------------------------------------- --------------

COMMERCIAL PAPER@--(CONCLUDED)

FINANCE-CONSUMER--3.04%
  $ 775   Household Finance Corp. ...........................       08/06/98            5.530%        $      774,405
                                                                                                      --------------
FINANCE-DIVERSIFIED--1.96%
    500   Barclays U.S. Funding Corp. .......................       08/03/98             5.540               499,846
                                                                                                      --------------
FINANCE-SUBSIDIARY--3.13%
    800   Deutsche Bank Financial Inc. ......................       08/12/98             5.535               798,647
                                                                                                      --------------
INSURANCE--1.19%
    305   USAA Capital Corp. ................................       08/21/98             5.520               304,064
                                                                                                      --------------
MANUFACTURING-DIVERSIFIED--6.03%
    336   Allied-Signal Inc. ................................       08/06/98             5.530               335,742
  1,203   BTR Dunlop Finance Inc. ...........................       08/10/98             5.530             1,201,337
                                                                                                      --------------
                                                                                                           1,537,079
                                                                                                      --------------
METALS & MINING--1.96%
    500   Rio Tinto America Inc. ............................       08/13/98             5.520               499,080
                                                                                                      --------------
Total Commercial Paper (cost--$16,460,294)...................                                             16,460,294
                                                                                                      --------------
SHORT-TERM CORPORATE OBLIGATIONS--15.49%
BANKING--0.79%
    200   Bankers Trust Corp. ...............................       08/19/98            5.679*               199,989
                                                                                                      --------------
BROKER-DEALER--8.43%
    200   Bear Stearns Co. Inc. .............................       06/14/99             5.800               200,000
    450   Bear Stearns Co. Inc. ............................. 08/04/98 to 08/20/98   5.453 to 5.626*         450,000
    500   Credit Suisse First Boston Inc. ...................       08/04/98            5.633*               500,000
    400   Lehman Brothers Holdings Inc. .....................       08/03/98            5.720*               400,000
    200   Merrill Lynch & Co. Inc. ..........................       10/09/98             5.960               200,000
    200   Merrill Lynch & Co. Inc. ..........................       08/04/98            5.650*               200,000
    200   Morgan Stanley, Dean Witter & Co. .................       08/03/98            5.770*               200,000
                                                                                                      --------------
                                                                                                           2,150,000
                                                                                                      --------------
COMPUTERS--2.35%
    600   IBM Credit Corp. .................................. 08/04/98 to 09/23/98   5.538 to 5.653*         599,954
                                                                                                      --------------
INSURANCE--3.92%
  1,000   Prudential Funding Corp. ..........................       08/04/98        5.553 to 5.716*        1,000,000
                                                                                                      --------------
                                                                                                           3,949,943
Total Short-Term Corporate Obligations (cost--$3,949,943)....
                                                                                                      --------------
                                                                                                          25,509,187
Total Investments (cost--$25,509,187)--100.06%...............
                                                                                                            (15,806)
Liabilities in excess of other assets--(0.06)%...............
                                                                                                      --------------
Net Assets--100.00%..........................................                                         $   25,493,381
                                                                                                      --------------
                                                                                                      --------------

-----------------

* Variable rate security--Maturity dates reflect earlier of reset date or maturity date. The interest rates shown are current rates as of July 31, 1998 and reset periodically.
@      Interest rates shown are discount rates at date of purchase.

                       Weighted average maturity--77 days

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1998

PRINCIPAL
 AMOUNT                                                                MATURITY             INTEREST
  (000)                                                                 DATES                RATES              VALUE
---------                                                        --------------------  ------------------   -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--10.66%
 $ 6,965    GNMA...............................................  04/20/24 to 02/20/27       6.875%          $  7,124,849
   5,659    GNMA...............................................  12/20/24 to 10/20/26       7.000              5,783,696
   1,500    GNMA...............................................        01/15/00             7.470              1,512,960
     342    GNMA...............................................  08/15/21 to 09/15/23       7.500                351,593
   2,012    GNMA II ARM........................................  01/20/18 to 06/20/22       6.875              2,062,608
     440    GNMA II ARM........................................        09/20/26             7.000                448,982
                                                                                                            -------------
Total Government National Mortgage Association Certificates
  (cost--$17,192,194)..........................................                                               17,284,688
                                                                                                            -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--50.29%
  10,681    FHLMC Giant (1)....................................  04/01/28 to 06/01/28       6.000             10,385,640
   1,916    FHLMC..............................................        11/01/02             7.000              1,943,034
   1,915    FHLMC..............................................        07/01/01             7.500              1,942,103
   9,985    FHLMC..............................................  03/01/13 to 06/01/27       8.000             10,332,688
   1,070    FHLMC..............................................        04/01/04             8.500              1,099,507
  19,600    FHLMC TBA..........................................          TBA                6.000             19,053,633
  25,500    FHLMC TBA..........................................          TBA                7.500             26,166,255
  10,250    FHLMC TBA..........................................          TBA                8.000             10,602,343
                                                                                                            -------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$81,473,923)..........................................                                               81,525,203
                                                                                                            -------------

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--5.00%
   7,873    FHA Project Notes (cost--$8,060,763)...............  05/01/17 to 02/01/29    7.000 to 7.880        8,102,529
                                                                                                            -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--12.87%
   6,576    FNMA...............................................  06/01/01 to 11/01/26       7.500              6,710,785
   2,255    FNMA...............................................  07/01/25 to 11/01/26       8.000              2,341,898
   9,226    FNMA...............................................  02/01/25 to 09/01/27       8.500              9,615,713
   2,060    FNMA...............................................  10/01/19 to 02/01/26       9.000              2,203,701
                                                                                                            -------------
Total Federal National Mortgage Association Certificates
  (cost--$20,763,144)..........................................                                               20,872,097
                                                                                                            -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--38.43%
     603    FHLMC GNMA REMIC Series 21, Class C................        12/25/11             5.150                600,324
     119    FHLMC GNMA REMIC Series 23, Class KZ...............        11/25/23             6.500                115,085
     650    FHLMC REMIC Series 159, Class H....................        09/15/21             4.500                604,247
   1,511    FHLMC REMIC Series 1198, Class G...................        07/15/05             6.750              1,513,668
     316    FHLMC REMIC Series 1347, Class HC..................        12/15/21             4.250++              289,535
     167    FHLMC REMIC Series 1384, Class B...................        11/15/20             7.000                167,517
     329    FHLMC REMIC Series 1386, Class B...................        12/15/05             6.000                328,784
     654    FHLMC REMIC Series 1425, Class E...................        08/15/05             6.500                657,236
   1,513    FHLMC REMIC Series 1443, Class E...................        05/15/18             6.000              1,512,895
   3,083    FHLMC REMIC Series 1484, Class E...................        03/15/17             6.000              3,080,091
   1,516    FHLMC REMIC Series 1489, Class F...................        07/15/05             5.500              1,510,690
     921    FHLMC REMIC Series 1491, Class E...................        02/15/17             5.000                914,582
     806    FHLMC REMIC Series 1500, Class E...................        08/15/16             6.000                806,413
     926    FHLMC REMIC Series 1502, Class PX..................        04/15/23             7.000                958,863
     515    FHLMC REMIC Series 1534, Class Z...................        06/15/23             5.000                399,499
   1,418    FHLMC REMIC Series 1542, Class Z...................        07/15/23             7.000              1,437,097
     156    FHLMC REMIC Series 1573, Class PZ..................        09/15/23             7.000                163,865
   1,839    FHLMC REMIC Series 1590, Class D...................        06/15/13             5.500              1,835,276
   1,392    FHLMC REMIC Series 1595, Class A...................        06/15/11             5.600              1,383,940
     178    FHLMC REMIC Series 1602, Class PD..................        01/15/15             5.200                177,755
     886    FHLMC REMIC Series 1606, Class D...................        08/15/04             5.250                883,665
     147    FHLMC REMIC Series 1629, Class D...................        10/15/12             5.400                147,193
     447    FHLMC REMIC Series 1638, Class BC..................        09/15/15             5.250                445,767
     653    FHLMC REMIC Series 1640, Class F...................        10/15/07             6.150                655,184
     130    FHLMC REMIC Series 1658, Class GZ..................        01/15/24             7.000                130,624
     303    FHLMC REMIC Series 1693, Class D...................        12/15/04             5.350                302,225
     878    FHLMC REMIC Series 1694, Class Z...................        03/15/24             6.500                870,606

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                MATURITY             INTEREST
  (000)                                                                 DATES                RATES              VALUE
---------                                                        --------------------  ------------------   -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)

 $ 1,039    FHLMC REMIC Series 1708, Class A...................        04/15/06             6.000%          $  1,039,752
      93    FHLMC REMIC Series 1775, Class Z...................        03/15/25             8.500                105,074
     751    FHLMC REMIC Series 1779, Class H...................        01/15/00             8.500                762,037
   3,085    FHLMC REMIC Series 1869, Class J...................        12/15/24             8.000              3,205,433
   1,120    FHLMC REMIC Series 1933, Class ZA..................        02/15/27             8.000              1,217,872
      82    FNMA REMIC Trust 1992-74, Class Z..................        05/25/22             8.000                 86,905
     165    FNMA REMIC Trust 1992-129, Class L.................        07/25/22             6.000                158,617
     124    FNMA REMIC Trust 1992-201, Class A.................        12/25/19             6.250                124,029
     669    FNMA REMIC Trust 1992-216, Class E.................        03/25/13             7.000                672,076
   1,088    FNMA REMIC Trust 1993-37, Class PX.................        03/25/23             7.000              1,086,885
     104    FNMA REMIC Trust 1993-38, Class G..................        01/25/15             5.000                103,932
     408    FNMA REMIC Trust 1993-40, Class ZA.................        12/25/23             6.500                390,184
   3,614    FNMA REMIC Trust 1993-49, Class C..................        04/25/10             6.000              3,609,705
   1,170    FNMA REMIC Trust 1993-53, Class E..................        04/25/17             5.750              1,164,352
     213    FNMA REMIC Trust 1993-162, Class C.................        08/25/23             3.000                206,310
      74    FNMA REMIC Trust 1993-168, Class PD................        07/25/14             5.600                 73,819
     149    FNMA REMIC Trust 1993-171, Class C.................        08/25/11             5.600                148,177
     274    FNMA REMIC Trust 1993-188, Class E.................        07/25/03             5.400                273,305
     131    FNMA REMIC Trust 1993-192, Class C.................        01/25/04             5.750                130,928
   1,250    FNMA REMIC Trust 1993-201, Class E.................        12/25/15             5.500              1,241,488
   1,065    FNMA REMIC Trust 1993-214, Class D.................        08/25/04             5.250              1,061,038
      40    FNMA REMIC Trust 1993-240, Class Z.................        12/25/13             6.250                 39,086
      62    FNMA REMIC Trust 1993-250, Class Z.................        12/25/23             7.000                 64,342
      68    FNMA REMIC Trust 1994-27, Class CZ.................        02/25/24             6.500                 65,771
      33    FNMA REMIC Trust 1994-90, Class PC.................        07/25/01             6.500                 33,204
   1,999    FNMA REMIC Trust 1996-2, Class B...................        10/22/09             7.500              2,012,877
     527    FNMA REMIC Trust 1997-35, Class PL.................        05/18/13             6.500                527,760
     684    FNMA REMIC Trust 1997-81, Class A..................        12/18/04             6.875                687,863
     944    FNMA REMIC Trust G92-40, Class ZC..................        07/25/22             7.000                946,931
   1,098    FNMA REMIC Trust G92-44, Class FC..................        08/25/20             5.703              1,090,259
     148    FNMA REMIC Trust G94-6, Class PJ...................        05/17/24             8.000                167,193
     989    CMC Securities Corp. III REMIC Series 1998-1, Class
              3A...............................................        04/25/28             6.889*               993,821
   2,196    Headlands Mortgage Security Inc. REMIC Series
              1997-1, Class AII................................        03/15/12             7.750              2,229,857
   1,458    Headlands Mortgage Security Inc. REMIC Series
              1997-2, Class AII................................        05/25/12             7.750              1,482,662
   1,121    Headlands Mortgage Security Inc. REMIC Series
              1997-4, Class AII................................        11/25/12             7.250              1,134,407
   1,351    Independent National Mortgage Corp. Series 1994-Q,
              Class A5.........................................        09/25/14             7.500              1,356,164
   1,807    Norwest Asset Securities Corp. REMIC Series 1997-1,
              Class A1.........................................        02/25/12             6.500              1,807,883
   2,963    Norwest Asset Securities Corp. REMIC Series 1997-2,
              Class A8.........................................        03/25/27             7.500              3,051,087
     463    Prudential Home Mortgage REMIC 1993-29, Class A8...        08/25/08             6.750                456,643
      78    Prudential Home Mortgage REMIC 1993-43, Class A1...        10/25/23             5.400                 77,288
   1,238    Prudential Home Mortgage REMIC 1993-54, Class
              A19..............................................        01/25/24             6.500              1,168,305
   2,000    Residential Funding Mortgage Securities Inc. Series
              1997-S14, Class A6...............................        10/25/27             7.250              2,044,523
   1,500    Residential Funding Mortgage Securities Inc. Series
              1998-S12, Class A6...............................        05/25/28             6.750              1,476,954
     501    Resolution Trust Corp. REMIC Series 1992-3, Class
              A2 ARM...........................................        09/25/19             6.750                498,837
     126    Resolution Trust Corp. REMIC Series 1995-C1, Class
              A3 ARM...........................................        02/25/27             6.200                126,158
                                                                                                            -------------
Total Collateralized Mortgage Obligations
  (cost--$61,044,799)..........................................                                               62,294,419
                                                                                                            -------------

STRIPPED MORTGAGE-BACKED SECURITIES@--1.08%
     183    FHLMC REMIC Series 173, Class F**..................        06/15/21             6.099+               178,827
   1,446    FHLMC REMIC Series 1554, Class I***................        08/15/08             6.500(2)             188,393
     232    FHLMC REMIC Series 1700, Class D**.................        02/15/24             6.601+               224,266
   4,759    FNMA REMIC Trust 1993-131, Class JB***.............        05/25/05             7.000(3)             180,662
   2,556    FNMA REMIC Trust 1993-137, Class PN***.............        12/25/16             7.000(4)             131,872

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                MATURITY             INTEREST
  (000)                                                                 DATES                RATES              VALUE
---------                                                        --------------------  ------------------   -------------

STRIPPED MORTGAGE-BACKED SECURITIES@--(CONCLUDED)

 $   195    FNMA REMIC Trust 1993-161, Class GC**..............        02/25/23             4.851%+         $    143,331
     148    FNMA REMIC Trust 1993-177, Class B**...............        08/25/22             7.899+               145,852
   2,766    FNMA REMIC Trust 1994-7, Class PK***...............        05/25/08             6.500(5)             236,526
   2,295    FNMA REMIC Trust 1994-30, Class IA***..............        11/25/22             6.500(6)             323,945
                                                                                                            -------------
Total Stripped Mortgage-Backed Securities (cost--$1,665,555)...                                                1,753,674
                                                                                                            -------------

ASSET-BACKED SECURITIES--7.08%
     905    Chase Manhattan Grantor Trust Series 1995-B, Class
              A................................................        11/15/01             5.900                905,511
     379    Contimortgage Home Equity Loan Series 1996-4, Class
              A3...............................................        10/15/11             6.190                378,337
     904    Contimortgage Home Equity Loan Series 1997-5, Class
              A7...............................................        10/15/12             5.856*               905,264
     531    EQCC Home Equity Loan Trust Series 1997-1, Class
              A1...............................................        05/15/05             6.310                532,403
      93    Olympic Automobile Receivables Trust Series 1994-A,
              Class A..........................................        01/15/01             5.650                 93,258
   1,281    Premier Auto Trust Series 1995-3, Class A5.........        03/06/00             6.150              1,282,946
      28    Premier Auto Trust Series 1993-6, Class A2.........        11/02/99             4.650                 28,183
     940    Student Loan Marketing Association Series 95-1,
              Class A1.........................................        04/25/04             5.762*               940,981
   1,658    Student Loan Marketing Association Series 96-2,
              Class A1.........................................        10/25/04             5.697*             1,657,167
   3,039    Student Loan Marketing Association Series 97-2,
              Class A1.........................................        10/25/05             5.727*             3,036,839
   1,727    Student Loan Marketing Association Series 97-3,
              Class A1.........................................        04/25/06             5.787*             1,719,874
                                                                                                            -------------
Total Asset-Backed Securities (cost--$11,469,338)..............                                               11,480,763
                                                                                                            -------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS--8.37%
   4,000    Student Loan Marketing Association.................        06/30/00             6.080*             3,999,720
   9,627    U.S. Treasury Inflation Index Notes................        07/15/02             3.625              9,570,274
                                                                                                            -------------
Total Long-Term U.S. Government and Agency Obligations
  (cost--$13,553,832)..........................................                                               13,569,994
                                                                                                            -------------

REPURCHASE AGREEMENT--1.59%
   2,579    Repurchase Agreement dated 07/31/98 with State
              Street Bank & Trust Company, collateralized by
              $2,455,000 U.S. Treasury Notes, 7.500% due
              11/15/01 (value--$2,632,988) proceeds: $2,580,075
              (cost--$2,579,000)...............................        08/03/98             5.000              2,579,000
                                                                                                            -------------
                                                                                                             219,462,367
Total Investments (cost--$217,802,548)--135.37%................
                                                                                                             (57,343,160)
Liabilities in excess of other assets--(35.37)%................
                                                                                                            -------------
Net Assets--100.00%............................................                                             $162,119,207
                                                                                                            -------------
                                                                                                            -------------

-----------------

* Floating rate securities--The interest rates shown are the current rates as of July 31, 1998.
** Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
*** Interest Only Security--This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+      Estimated yield to maturity at July 31, 1998.
++     Interest rate shown is discount rate at date of purchase.
@      Illiquid securities representing 1.08% of net assets.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of July 31, 1998.
COFI   Cost of Funds Index
REMIC  Real Estate Mortgage Investment Conduit
TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/- 1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1)    Security, or a portion thereof, was on loan at July 31, 1998.
(2)    Annualized yield at date of purchase was 8.19%.
(3)    Annualized yield at date of purchase was 6.82%.
(4)    Annualized yield at date of purchase was 6.87%.
(5)    Annualized yield at date of purchase was 7.20%.
(6)    Annualized yield at date of purchase was 6.82%.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1998

 PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
   (000)                                                                      DATE                 RATE             VALUE
-----------                                                           --------------------  ------------------   ------------
                                                                                        U. S. GOVERNMENT OBLIGATIONS--44.59%
 $  43,945   U.S. Treasury Notes (1) (cost--$44,066,190)............  11/30/00 to 02/15/08   5.500 to 7.500%     $44,449,620
                                                                                                                 ------------

                                                                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--2.84%
     1,898   GNMA...................................................  10/20/27 to 11/20/27       6.000            1,917,493
        25   GNMA...................................................        02/15/24             7.500               25,877
        77   GNMA...................................................        11/20/01             8.500               78,633
       473   GNMA...................................................  12/15/01 to 01/15/02       9.000              489,521
       304   GNMA...................................................  07/15/04 to 09/15/04       9.500              319,293
                                                                                                                 ------------
        Total Government National Mortgage Association Certificates
  (cost--$2,824,955)...............................................                                               2,830,817
                                                                                                                 ------------

                                                                  FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--0.73%
       181   FHLMC..................................................        12/01/99             5.500              180,633
       266   FHLMC..................................................        03/01/00             7.000              268,846
       270   FHLMC..................................................        06/01/02             8.000              274,674
                                                                                                                 ------------
          Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$719,095).................................................                                                 724,153
                                                                                                                 ------------

                                                                   FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--1.64%
       787   FNMA...................................................  06/01/10 to 09/01/10       7.500              809,389
       810   FNMA...................................................        03/01/04             8.000              826,056
                                                                                                                 ------------
           Total Federal National Mortgage Association Certificates
  (cost--$1,637,141)...............................................                                               1,635,445
                                                                                                                 ------------

                                                                                 COLLATERALIZED MORTGAGE OBLIGATIONS--10.89%
       588   Aetna Commercial Mortgage Corp.........................        12/26/30             6.590              590,346
        84   American Southwest Financial Co. ......................        03/01/18             9.000               85,357
     1,226   EMAC Trust Series 1998-1, Class 1A.....................        07/15/03             6.110            1,226,382
       662   FDIC REMIC Trust Series 1994-C1, Class 2A2.............        09/25/25             7.850              668,259
     1,437   FDIC REMIC Trust Series 1996-C1, Class 1A..............        05/25/26             6.750            1,451,897
       334   FHLMC Series 1497, Class O.............................        10/15/22             7.000              335,786
       194   FHLMC Series 1588, Class TB............................        06/15/23             6.500              194,790
       387   FHLMC Series 1865, Class VA............................        12/15/10             7.500              393,659
        80   FNMA REMIC Trust 1991-04, Class E......................        09/25/05             8.250               81,405
       675   FNMA REMIC Trust 1993-70, Class C......................        03/25/18             6.900              682,440
       191   FNMA REMIC Trust 1996-41, Class A......................        06/25/20             7.750              192,884
       400   Merrill Lynch Trust Series 32, Class H.................        08/01/18             9.450              406,350
       904   Norwest Asset Securities Corp. Series 1997-5, Class
               A2...................................................        04/25/12             7.000              911,317
       658   Resolution Trust Corp. Series 1995-C1, Class A2C.......        02/25/27             6.900              667,875
     1,473   Resolution Trust Corp. Series 1995-C2, Class D.........        05/25/27             7.000            1,482,970
       474   Structured Asset Securities Corp. Series 1996-CFL,
               Class A1C............................................        02/25/28             5.944              471,685
     1,000   Westam Mortgage Financial Corp. Series 7, Class G......        12/01/18             9.400            1,011,083
                                                                                                                 ------------
Total Collateralized Mortgage Obligations (cost--$10,830,782)......                                              10,854,485
                                                                                                                 ------------

                                                                                              ASSET-BACKED SECURITIES--3.59%
     1,970   California Infrastructure, Class A5....................        06/25/04             6.250            1,998,821
       955   Team Fleet Financing Corp., Class A ...................        07/25/02             6.070              955,298
       600   UCFC Loan Trust, Class A7..............................        11/15/27             8.200              620,438
                                                                                                                 ------------
Total Asset-Backed Securities (cost--$3,524,366)...................                                               3,574,557
                                                                                                                 ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

 PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
   (000)                                                                      DATE                 RATE             VALUE
-----------                                                           --------------------  ------------------   ------------
                                                                                                     CORPORATE NOTES--33.44%
 $     895   ABN Amro Bank NV.......................................        05/31/05             7.250%          $  939,498
       435   AON Corp...............................................        10/01/99             6.875              438,934
       955   Aetna Services Inc.....................................        08/15/06             7.125              986,102
       950   Ahmanson (H.F.) & Companies Inc........................        10/01/02             8.250            1,018,564
       201   Anheuser-Busch Companies Inc. .........................        03/01/17             8.500              208,051
     1,155   BankAmerica Corp.......................................        11/15/04             8.950            1,188,481
       910   BankBoston NA MTN......................................        03/25/08             6.375              909,614
       870   Beneficial Corp........................................        12/15/04             6.810              893,034
       910   CNA Financial Corp.....................................        04/15/05             6.500              909,725
       965   Carnival Corp..........................................        04/15/08             6.150              950,891
       270   Chubb Corp.............................................        11/15/99             8.750              275,044
       900   Computer Associates International Inc..................        04/15/03             6.250              892,180
       258   Continental Bank NA....................................        04/01/01            12.500              297,188
       150   Continental Corp.......................................        04/15/99             8.250              152,035
       635   Countrywide Funding Corp. MTN..........................        09/16/03             7.450              666,636
       278   Dexter Corp............................................        12/15/16             9.250              290,065
       960   Eastman Chemical Co. ..................................        01/15/04             6.375              961,734
       740   First Bank Systems Inc. ...............................        05/01/05             7.625              798,485
       371   First Data Corp. ......................................        04/01/03             6.625              379,243
     1,000   First Union Corp. .....................................        11/15/04             8.770            1,028,909
       735   First USA Bank MTN.....................................        12/03/01             6.625              751,052
     1,150   Ford Motor Credit Corp. ...............................  11/19/99 to 02/28/02    6.500 to 7.500      1,167,456
     1,225   Ford Motor Credit Corp. MTN............................        12/30/14             9.140            1,416,274
       990   Frontier Corp..........................................        05/15/04             7.250            1,040,622
       400   General Motors Acceptance Corp.........................        01/15/99             7.750              403,262
       410   Health Care Properties Investments Inc.................        02/15/06             6.500              401,345
     1,200   Household Finance Corp.................................        06/30/00             6.375            1,208,621
       200   ITT Corp. .............................................        03/01/06             8.750              198,352
       500   K Mart Corp. MTN.......................................        07/06/99             7.240              500,630
     1,645   Kimco Realty Corp......................................  10/01/03 to 11/14/05    6.500 to 6.830      1,649,307
       900   Lockheed Martin Corp. .................................        05/15/06             7.250              951,828
       305   Lucent Technologies Inc. ..............................        07/15/06             7.250              327,532
       490   Mellon Bank............................................        06/01/03             6.750              502,344
       160   Mobil Oil Corp. .......................................        02/29/00             9.170              165,001
       950   New Plan Realty Trust Corp. ...........................        04/06/05             7.750            1,026,720
       700   New York State Electric & Gas Corp.....................        05/01/20             9.875              763,231
       780   Oracle Corp............................................        02/15/04             6.720              794,820
       885   JC Penney Inc. ........................................        04/01/07             7.600              955,726
     1,125   PNC Bank NA ...........................................        04/15/05             7.875            1,220,455
       980   Sears Roebuck Acceptance Corp. ........................        03/20/03             6.000              975,367
       500   Sovran Financial Corp. ................................        06/15/06             9.250              587,348
       430   Time Warner Entertainment Company LP...................        09/01/08             7.250              452,794
       550   Virginia Electric & Power Co...........................        03/01/25             8.250              613,837
       100   Wal Mart Stores Inc. ..................................        06/29/11             8.875              103,926
       920   Worldcom Inc. .........................................        04/01/04             7.550              974,494
                                                                                                                 ------------
Total Corporate Notes (cost--$33,048,437)..........................                                              33,336,757
                                                                                                                 ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

 PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
   (000)                                                                      DATE                 RATE             VALUE
-----------                                                           --------------------  ------------------   ------------
                                                                                                 REPURCHASE AGREEMENT--0.75%
 $     754   Repurchase Agreement dated 07/31/98 with State Street
               Bank & Trust Company, collateralized by $730,768
               U.S. Treasury Notes, 7.125% due 02/29/00
               (value--$769,133) proceeds: $754,314
               (cost--$754,000).....................................        08/03/98              5.000%         $  754,000
                                                                                                                 ------------
Total Investments (cost--$97,404,966)--98.47%......................                                              98,159,834
                                                                                                                  1,529,680
Other assets in excess of other liabilities--1.53%.................
                                                                                                                 ------------
Net Assets--100.00%................................................                                              $99,689,514
                                                                                                                 ------------
                                                                                                                 ------------

-----------------

MTN    Medium Term Notes
REMIC  Real Estate Mortgage Investment Conduit
(1)    Security, or portion thereof, was on loan at July 31, 1998.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1998

PRINCIPAL
 AMOUNT                                                                MATURITY            INTEREST
  (000)                                                                 DATES               RATES             VALUE
---------                                                        --------------------  ----------------   -------------
U. S. GOVERNMENT OBLIGATIONS--17.44%
 $12,350    U.S. Treasury Bonds................................  02/15/26 to 02/15/27  6.000 to 6.750%    $ 13,600,426
   2,533    U.S. Treasury Inflation Index Notes................        07/15/02             3.625            2,518,796
   5,700    U.S. Treasury Notes................................        08/15/05             6.500            6,008,159
                                                                                                          -------------
Total U. S. Government Obligations (cost--$21,768,459).........                                             22,127,381
                                                                                                          -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--4.25%
   2,711    GNMA...............................................  07/20/25 to 05/20/26       7.000            2,766,974
   2,573    GNMA ARM...........................................  11/20/23 to 01/20/26  6.875 to 7.000        2,628,016
                                                                                                          -------------
Total Government National Mortgage Association Certificates
  (cost--$5,346,848)...........................................                                              5,394,990
                                                                                                          -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--14.39%
  12,592    FHLMC..............................................  01/15/24 to 06/15/28  6.000 to 6.500       12,233,795
   6,200    FHLMC Gold 30 Year TBA.............................          TBA                6.000            6,025,625
                                                                                                          -------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$18,140,973)..........................................                                             18,259,420
                                                                                                          -------------

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--3.94%
   4,822    FHA Project Notes (cost--$4,930,279)...............  08/01/20 to 07/01/25       7.430            4,994,098
                                                                                                          -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--14.08%
   9,929    FNMA ARM...........................................  07/02/07 to 11/01/35  6.153 to 7.656       10,296,989
   1,640    FNMA COFI ARM......................................        11/01/26             5.116            1,535,173
   6,000    FNMA ARM 30 Year TBA...............................          TBA                6.167            6,030,000
                                                                                                          -------------
Total Federal National Mortgage Association Certificates
  (cost--$17,828,443)..........................................                                             17,862,162
                                                                                                          -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--33.88%
     274    FHLMC GNMA REMIC Series 15, Class PZ...............        07/25/23             7.000              275,651
     271    FHLMC REMIC Series G23, Class KZ...................        11/25/23             6.500              261,558
   1,353    FHLMC REMIC Series G24, Class ZA...................        11/25/23             6.500            1,296,415
   1,000    FHLMC REMIC Series 1278, Class K...................        05/15/22             7.000            1,033,892
     100    FHLMC REMIC Series 1366, Class H...................        08/15/07             6.000               99,125
      29    FHLMC REMIC Series 1367, Class KA..................        09/15/22             6.500               28,664
   1,070    FHLMC REMIC Series 1502, Class PX-Z................        04/15/23             7.000            1,108,218
     762    FHLMC REMIC Series 1503, Class PZ..................        05/15/23             7.000              797,993
     438    FHLMC REMIC Series 1534, Class Z...................        06/15/23             5.000              339,574
     682    FHLMC REMIC Series 1548, Class Z...................        07/15/23             7.000              699,777
     994    FHLMC REMIC Series 1562, Class Z...................        07/15/23             7.000            1,021,679
     164    FHLMC REMIC Series 1601, Class PB..................        11/15/23             6.500              160,635
     136    FHLMC REMIC Series 1611, Class I...................        02/15/23             6.000              134,028
     700    FHLMC REMIC Series 1628, Class KZ..................        12/15/23             6.250              673,465
     268    FHLMC REMIC Series 1694, Class Z...................        03/15/24             6.500              265,252
   1,000    FHLMC REMIC Series 2080, Class Z...................        08/28/28             6.500              949,844
     180    FNMA REMIC Trust 1991-65, Class Z..................        06/25/21             6.500              178,236
      75    FNMA REMIC Trust 1992-118, Class K.................        09/25/08             7.500               77,563
     160    FNMA REMIC Trust 1992-129, Class L.................        07/25/22             6.000              153,810
     523    FNMA REMIC Trust 1992-G36, Class Z.................        07/25/22             7.000              524,548
      75    FNMA REMIC Trust 1993-037, Class PX................        03/25/23             7.000               75,357
     161    FNMA REMIC Trust 1993-056, Class PZ................        05/25/23             7.000              168,332
     284    FNMA REMIC Trust 1993-060, Class Z.................        05/25/23             7.000              292,226

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                MATURITY            INTEREST
  (000)                                                                 DATES               RATES             VALUE
---------                                                        --------------------  ----------------   -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)

 $   121    FNMA REMIC Trust 1993-070, Class Z.................        05/25/23             6.900%        $    123,061
     349    FNMA REMIC Trust 1993-096, Class Z.................        06/25/23             7.000              368,018
     279    FNMA REMIC Trust 1993-122, Class L.................        01/25/23             6.500              276,229
      76    FNMA REMIC Trust 1993-149, Class L.................        08/25/23             6.000               73,864
     133    FNMA REMIC Trust 1993-160, Class ZB................        09/25/23             6.500              129,532
     128    FNMA REMIC Trust 1993-163, Class ZA................        09/25/23             7.000              131,248
      90    FNMA REMIC Trust 1993-199, Class Z.................        10/25/23             7.000               89,204
     663    FNMA REMIC Trust 1993-65, Class ZZ.................        06/25/13             7.000              690,803
     500    FNMA REMIC Trust 1993-G10, Class G.................        05/25/22             5.000              478,439
     135    FNMA REMIC Trust 1993-G40, Class Z.................        12/25/23             6.500              128,774
     267    FNMA REMIC Trust 1994-23, Class PX.................        08/25/23             6.000              248,001
   3,800    AMAC, Series 1998-3, Class A3......................        06/25/28             6.750            3,784,420
   2,400    American Residential Mortgage Loan Trust, Series
              1998-1, Class 1..................................        05/25/29            5.840*            2,399,625
   3,000    Contimortgage Home Equity Loan Trust, Series
              1998-1, Class A2.................................        07/15/12             6.180            2,999,430
   5,000    GE Capital Mortgage Services Inc., Series 1998-12,
              Class A4.........................................        07/25/28             6.750            5,003,906
   1,991    LTC Commercial Mortgage Certificates, Series
              1998-1, Class A(5)...............................        05/28/30             6.029            1,947,797
   1,993    Mid-State Trust, Series 4, Class A.................        04/01/30             8.330            2,166,206
   1,000    Residential Funding Mortgage Securities Inc.,
              Series 1997-S14, Class A6........................        10/25/27             7.250            1,022,261
   2,182    Residential Funding Mortgage Securities Inc.,
              Series 1997-S7, Class A5.........................        05/25/27             7.500            2,193,603
   2,855    SLMA Student Loan Trust, Series 1998-1, Class A1...        01/25/07            5.842*            2,857,463
   2,000    The Money Store Home Equity Trust, Series 1997-D,
              Class AF3........................................        11/15/21             6.345            2,007,500
     950    The Money Store Home Equity Trust, Series 1998-A,
              Class AV.........................................        06/15/29            5.831*              950,539
     434    Bear Stearns Mortgage Securities Inc. REMIC Series
              94-1 Class 3A ARM................................        05/25/23             7.207              439,890
     345    California Federal Bank REMIC Series 1990-BN1,
              Class A-ARM......................................        08/25/30             6.603              346,535
     150    Residential Funding Mortgage Series 1993-S30 Class
              A9...............................................        08/25/23             7.500              155,250
   1,000    Resolution Trust Corp. Mortgage Series 92-C1 Class
              B ARM............................................        08/25/23             7.668            1,017,578
     342    U.S. Department of Veteran Affairs Vendee Mortgage
              Trust Series 1993-3, Class 2ZA...................        06/15/20             6.500              340,492
                                                                                                          -------------
Total Collateralized Mortgage Obligations
  (cost--$41,316,931)..........................................                                             42,985,510
                                                                                                          -------------

STRIPPED MORTGAGE-BACKED SECURITIES(5)--0.88%
     378    FHLMC Series 1625, Class GA***.....................        01/15/08            6.000(1)             28,105
     367    FHLMC Series 173, Class F**........................        06/15/21             7.779+             357,654
       3    FNMA REMIC Trust 1993-134, Class EA***.............        11/25/05          1159.74 (2)            36,714
     816    FNMA REMIC Trust 1993-201, Class JA***.............        09/25/21            6.500(3)            112,134
   3,227    FNMA REMIC Trust 1993-201, Class JC***.............        05/25/19            6.500(4)            582,176
                                                                                                          -------------
Total Stripped Mortgage-Backed Securities (cost--$1,101,756)...                                              1,116,783
                                                                                                          -------------

CORPORATE BONDS--22.17%
     500    AMR Corp...........................................        02/01/01            10.000              544,632
   2,500    AT&T Capital Corp. ................................        02/16/99             5.950            2,499,950
     450    Continental Cablevision Inc. ......................        06/01/07            11.000              487,629
   3,250    Goldman Sachs Group(5).............................        03/19/01             5.808            3,248,615
   2,000    Heller Financial Inc. .............................        04/13/00            5.978*            2,000,946
   3,300    Lehman Brothers Holdings...........................  11/06/00 to 06/03/02  5.988 to 6.000*       3,299,202
   1,500    MBNA American Bank.................................        12/10/02             6.063            1,500,300
     381    Midland Funding Corp. .............................        07/23/02            10.330              411,165
   1,000    National Power Corp. ..............................        05/15/28             9.625              915,286
     500    Niagara Mohawk Power Co............................        04/01/24             7.875              525,516

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                MATURITY            INTEREST
  (000)                                                                 DATES               RATES             VALUE
---------                                                        --------------------  ----------------   -------------

CORPORATE BONDS--(CONCLUDED)

 $ 1,500    Philip Morris Co...................................        07/15/05             7.000%        $  1,536,016
   3,300    RJR Nabisco Inc. ..................................  12/01/02 to 09/15/03   7.625 to 8.625       3,350,590
     475    Terra Industries...................................        06/15/05            10.500              511,813
     500    United Air Lines Inc...............................        11/27/12            10.360              624,655
   2,000    Westpoint Stevens Inc.(5) .........................        06/15/05             7.875            2,045,000
   2,000    Williams Cos Inc. .................................        01/30/00            5.999*            2,001,504
   2,500    Worldcom Inc.......................................        01/15/04             9.375            2,625,000
                                                                                                          -------------
Total Corporate Bonds (cost--$27,961,083)......................                                             28,127,819
                                                                                                          -------------

FOREIGN GOVERNMENT OBLIGATIONS--2.34%
   1,188    Republic of Argentina..............................        03/31/05            6.625*            1,074,687
   1,107    Republic of Brazil.................................        01/01/01             6.750            1,064,934
   1,000    United Mexican States..............................        12/31/19             6.250              827,500
                                                                                                          -------------
Total Foreign Government Obligations
  (cost--$2,995,067)...........................................                                              2,967,121
                                                                                                          -------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS++--0.19%
     245    U.S. Treasury Bills (cost--$242,785)...............  08/20/98 to 12/03/98  4.980 to 5.055@         242,769
                                                                                                          -------------

REPURCHASE AGREEMENTS--3.84%
   4,000    Repurchase Agreement dated 07/31/98 with Daiwa
              Securities America Incorporated, collateralized
              by $3,991,000 U.S. Treasury Bonds, 5.50% due
              02/29/00 (value--$4,082,262); proceeds:
              $4,001,827 (cost--$4,000,000)....................        08/03/98             5.480            4,000,000
     876    Repurchase Agreement dated 07/31/98 with State
              Street Bank & Trust Company, collateralized by
              $835,000 U.S. Treasury Bonds, 7.50% due 11/15/01
              (value--$895,538); proceeds: $876,365
              (cost--$876,000).................................        08/03/98             5.000              876,000
                                                                                                          -------------
Total Repurchase Agreements (cost--$4,876,000).................                                              4,876,000
                                                                                                          -------------
Total Investments (cost--$146,508,624)--117.40%................                                            148,954,053
                                                                                                           (22,074,357)
Liabilities in excess of other assets--(17.40)%................
                                                                                                          -------------
Net Assets--100.00%............................................                                           $126,879,696
                                                                                                          -------------
                                                                                                          -------------

-----------------

* Floating rate securities--The interest rates shown are the current rates as of July 31, 1998.
** Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
*** Interest Only Security--This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+      Estimated yield to maturity at July 31, 1998.
++     Entire or partial amount pledged as collateral for futures transactions.
@      Interest rates shown are discount rates at date of purchase.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of July 31, 1998.
REMIC  Real Estate Mortgage Investment Conduit
TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/- 1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1)    Annualized yield at date of purchase was 7.70%.
(2)    Annualized yield at date of purchase was 10.48%.
(3)    Annualized yield at date of purchase was 8.31%.
(4)    Annualized yield at date of purchase was 8.00%.
(5)    Illiquid securities represent 6.59% of net assets.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

FUTURES CONTRACTS

  NUMBER OF                                                                                 IN         EXPIRATION      UNREALIZED
  CONTRACTS                             CONTRACTS TO RECEIVE                           EXCHANGE FOR       DATE        (DEPRECIATION)
-------------  ----------------------------------------------------------------------  ------------  ---------------  -------------
        130    5 year U.S. Treasury Notes............................................   $14,277,656   September 1998    $ (44,688)
         20    5 year U.S. Treasury Notes............................................    2,196,552     December 1998       (5,926)
         58    10 year U.S. Treasury Notes...........................................    6,599,313     December 1998      (12,688)
          8    90 day Eurodollar.....................................................    1,884,200    September 2000       (1,400)
          8    90 day Eurodollar.....................................................    1,882,800     December 2000       (1,400)
          8    90 day Eurodollar.....................................................    1,883,750        March 2001       (1,550)
          8    90 day Eurodollar.....................................................    1,883,350         June 2001       (1,550)
                                                                                                                      -------------
                                                                                                                        $ (69,202)
                                                                                                                      -------------
                                                                                                                      -------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1998

 PRINCIPAL
   AMOUNT                                                     MATURITY           INTEREST
   (000)                                                       DATES               RATES          VALUE
------------                                            --------------------  ---------------  ------------
MUNICIPAL BONDS AND NOTES--97.75%
ALABAMA--0.43%
$        60   Birmingham Alabama Medical Clinic Board
                Revenue Bapist Medical Centers (Escrow
                to Maturity)..........................        07/01/05            7.300%       $    67,039
        155   Pell City Alabama Industrial Development
                Board Revenue Shelby Steel Fabricators
                (Letter of Credit--South Trust
                Bank)*................................        09/01/01            7.700            155,497
                                                                                               ------------
                                                                                                   222,536
                                                                                               ------------
ARIZONA--3.23%
         70   Pima County Arizona Hospital Revenue St.
                Joseph Hospital Project (Escrow to
                Maturity).............................        01/01/09            7.500             80,811
      1,000   Santa Cruz County Arizona Industrial
                Development Authority Industrial
                Development Revenue (Optional Put
                08/01/07 @ 100).......................        08/01/20            4.750          1,000,000
        570   Show Low Arizona Industrial Development
                Authority Revenue Navapache Regional
                Med Center Series A (ACA Insured).....        12/01/06            5.125            585,715
                                                                                               ------------
                                                                                                 1,666,526
                                                                                               ------------
ARKANSAS--0.64%
        100   Arkansas State Development Finance
                Authority (MBIA Insured)..............        10/01/16            5.100            101,611
         30   Pulaski County Arkansas Residental
                Housing Single Family (Escrow to
                Maturity).............................        06/01/10            7.250             34,708
        177   Springdale Arkansas Residential Housing
                Mortgage Series A (FNMA
                Collateralized).......................        09/01/11            7.650            194,741
                                                                                               ------------
                                                                                                   331,060
                                                                                               ------------
CALIFORNIA--8.49%
        135   California Pollution Control Financing
                Kaiser Steel Corporation Project
                (Escrow to Maturity)..................        10/01/08            7.250            153,016
        135   California Statewide Community Housing
                Senior Lien (FHA Insured).............        09/01/00            5.000            137,155
        130   Inglewood California Residential
                Rehabilitation (Escrow to Maturity)...        08/01/10            7.500            150,331
        460   Lancaster California Redevelopment
                Agency Multi Family Housing Refunding
                FHA High Valley Apartments Project
                Series A (FHA Insured)................        12/01/05            5.250            469,218
        700   Los Angeles California Community
                Redevelopment Agency Refunding
                Monterey Hills Redevelopment Project
                B.....................................        12/01/22            8.650            808,136
        300   Los Angeles California Multi Family
                Revenue Housing Earthquake
                Rehabilitation Project Series C (FNMA
                Collateralized)*......................        07/01/07            5.150            308,847
         90   Palmdale California Residential Mortgage
                (Escrow to Maturity)..................        11/01/12            9.250            118,822
      1,030   Sacramento California Utility District
                Electric (Escrow to Maturity).........  03/01/10 to 02/01/11  5.500 to 6.800     1,160,164
      1,025   Vista California Multi Family Housing
                Pepperwood Apartments (Mandatory put
                06/01/05 @ 100) (FNMA
                Collateralized).......................        06/01/25            5.700          1,079,345
                                                                                               ------------
                                                                                                 4,385,034
                                                                                               ------------
COLORADO--1.98%
        570   Colorado Housing Finance Authority
                Single Family Progam Subordinated*....        11/01/04            5.750            581,924
        410   Lakewood Company Multi Family Housing
                FHA Loan..............................        10/01/15            6.550            439,717
                                                                                               ------------
                                                                                                 1,021,641
                                                                                               ------------
DISTRICT OF COLUMBIA--4.18%
        600   District Columbia Housing Finance
                Authority Certificate of Participation
                (Asset Guaranty Insured)..............        06/01/08            4.850            602,382

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                     MATURITY           INTEREST
   (000)                                                       DATES               RATES          VALUE
------------                                            --------------------  ---------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
DISTRICT OF COLUMBIA--(CONCLUDED)

$     1,500   District Columbia Series A (MBIA
                Insured)..............................        06/01/08            5.250%       $ 1,555,890
                                                                                               ------------
                                                                                                 2,158,272
                                                                                               ------------
FLORIDA--1.84%
        145   Clearwater Florida Housing Development
                Corporation Revenue Refunding
                Clearwater Apartments Series A (FHA
                Insured)..............................        07/01/01            6.200            150,417
        100   Dade County Florida Educational
                Facilities Authority Revenue (Letter
                of Credit--Sun Bank)..................        01/01/02            5.150            103,087
        175   Palm Beach County Florida Solid Waste
                Authority Revenue (Escrow to Maturity)
                (MBIA Insured)........................        12/01/04           10.000            208,792
        240   Pasco County Florida Housing Finance
                Authority Refunding Oak Trail
                Apartments Project Series B (Mandatory
                Put
                06/01/08 @ 100) (AXA Insured).........        06/01/27            5.500            249,593
        220   Pasco County Florida MBIA West Pasco
                Water and Sewer Unit (Escrow to
                Maturity) (MBIA Insured)..............        08/01/08            6.375            238,557
                                                                                               ------------
                                                                                                   950,446
                                                                                               ------------
GEORGIA--2.05%
        350   Canton Georgia Housing Authority Multi
                Housing Canterbury Ridge Apartmentss
                Project (FNMA Collateralized)*........        03/01/08            4.900            350,252
         65   Gwinnett County Georgia Water & Sewer
                Authority (Escrow to Maturity)........        10/01/04            9.600             79,264
        600   Marietta Georgia Housing Authority Multi
                Family Housing Refunding Ridge Part
                Apartments Project A (Mandatory put
                06/01/05 @ 100) (FNMA
                Collateralized).......................        06/01/25            5.700            629,676
                                                                                               ------------
                                                                                                 1,059,192
                                                                                               ------------
ILLINOIS--8.28%
        185   Belleville St. Clair County (Escrow to
                Maturity).............................        11/01/09            7.250            213,664
        350   Greater Peoria Airport Authority (AMBAC
                Insured)*.............................        12/01/07            6.700            392,406
        500   Illinois Educational Facilities
                Authority Revenues Refunding
                Northwestern Medical Facility
                Foundation (MBIA Insured).............        11/15/28            5.125            485,370
        780   Illinois Health Facilities Authority
                Revenue Ravenswood Hospital (Escrow to
                Maturity).............................        08/01/06            7.250            870,597
      1,475   Illinois Health Facilities Authority
                Revenue Series B (Partial Pre-Refunded
                04/01/99 @ 102).......................        04/01/08            7.375          1,537,451
        250   Palatine Village Housing Revenue
                Illinois Clover Ridge (Mandatory put
                12/15/02 @ 100) (Letter of
                Credit--Lasalle National Bank)........        12/15/07            4.750            253,930
        225   St. Clair County Illinois Certificates
                of Participation Series A (FSA
                Insured)..............................        10/01/07            4.900            228,978
        285   St. Clair County Illinois Certificates
                of Participation Series A (FSA
                Insured)..............................        10/01/08            5.000            291,367
                                                                                               ------------
                                                                                                 4,273,763
                                                                                               ------------
INDIANA--7.23%
        660   Fort Wayne Indiana Hospital Authority
                Revenue Parkview Memorial Hospital
                (Escrow to Maturity)..................  01/01/02 to 01/01/07  6.500 to 6.875       704,998
        915   Indiana Health Facility Hospital Revenue
                Kings Daughters Hospital (Asset
                Guaranty Insured).....................  02/15/04 to 02/15/05      5.000            937,583
        600   Indianapolis In Economic Development
                Revenue Refunding Bethany Independent
                Series A (GNMA Collateralized)*.......        04/20/17            5.350            600,672
        430   Indianapolis Indiana Economic
                Development Revenue Knob In The Woods
                Project (Mandatory put 12/01/04 @ 100)
                (FNMA Collateralized).................        12/01/24            6.375            474,965

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                     MATURITY           INTEREST
   (000)                                                       DATES               RATES          VALUE
------------                                            --------------------  ---------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
INDIANA--(CONCLUDED)

$     1,000   New Castle Indiana Economic Development
                Revenue Refunding FHA Raintree Square
                Project A.............................        04/01/19            5.550%       $ 1,013,580
                                                                                               ------------
                                                                                                 3,731,798
                                                                                               ------------
IOWA--0.41%
        140   Iowa Finance Authority Multi Family
                Revenue Refunding Housing Forest Glen
                Apartments Project A (FNMA
                Collateralized).......................        11/01/03            4.700            141,249
         70   Iowa Finance Authority Multi Family
                Revenue Refunding Housing Hillcrest C
                (FNMA Collateralized).................        11/01/02            4.600             70,619
                                                                                               ------------
                                                                                                   211,868
                                                                                               ------------
KANSAS--0.04%
         20   Wichita Kansas Hospital Revenue St.
                Francis Hospital & Nursing Senior A...        10/01/07            6.750             22,049
                                                                                               ------------
KENTUCKY--0.27%
         55   Kentucky State Revenue Turnpike
                Authority Resources Recovery Road
                Revenue (Escrow to Maturity)..........        07/01/09            7.200             64,054
         70   Kentucky State Revenue Turnpike
                Authority Toll Road (Escrow to
                Maturity).............................        07/01/08            5.875             74,106
                                                                                               ------------
                                                                                                   138,160
                                                                                               ------------
LOUISIANA--4.19%
        120   East Baton Rouge Louisiana Single Family
                Mortgage Series C (GNMA/FNMA
                Collateralized).......................        04/01/32            7.000            126,466
        370   East Baton Rouge Parish Louisiana Womans
                Hospital Foundation (Escrow to
                Maturity).............................        10/01/08            7.200            417,789
        800   Louisiana Public Facilities Authority
                Revenue and Education A1 (Mandatory
                put 06/01/02 @ 100) (AMBAC Insured)...        12/01/15            5.000            816,152
        700   Louisiana State Health Education
                Authority Alton Ochsner Medical
                Foundation (Escrow to Maturity).......        05/01/05            8.750            803,873
                                                                                               ------------
                                                                                                 2,164,280
                                                                                               ------------
MAINE--0.10%
         50   Maine Health & High Educational
                Facilities Hospital St. Marys General
                Hospital (Pre-Refunded 07/01/99 @
                102)..................................        07/01/09            8.500             53,094
                                                                                               ------------
MASSACHUSETTS--1.01%
        520   Massachusetts Bay Transport Authority
                General Transportation Systems Series
                B (FSA Insured).......................        03/01/26            5.250            520,364
                                                                                               ------------
MICHIGAN--2.53%
        615   Michigan Municipal Bond Authority
                Revenue Wayne County Project (Escrow
                to Maturity) (MBIA Insured)...........        12/01/02            7.400            675,571
        110   Michigan State Hospital Finance
                Authority Revenue St. Joseph's mercy
                Hospital (Escrow to Maturity).........        07/01/03            9.250            124,916
        245   Michigan State Housing Development
                Authority Series B....................        12/01/12            7.650            254,830
        220   Michigan State Strategic Limited
                Obligation............................        08/15/05            7.875            249,803
                                                                                               ------------
                                                                                                 1,305,120
                                                                                               ------------
MINNESOTA--1.11%
        300   Coon Rapids Minnesota Hospital Revenue
                Health Central Incorporated (Escrow to
                Maturity).............................        08/01/08            7.625            344,379
        160   Eden Prairie Minnesota Multi Family
                Housing Series A (GNMA
                Collateralized).......................        01/20/06            5.500            167,161

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                     MATURITY           INTEREST
   (000)                                                       DATES               RATES          VALUE
------------                                            --------------------  ---------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
MINNESOTA--(CONCLUDED)

$        55   Moorhead Minnesota Residential Mortgage
                (Escrow to Maturity)..................        08/01/11            7.100%       $    63,782
                                                                                               ------------
                                                                                                   575,322
                                                                                               ------------
MISSISSIPI--0.86%
        450   Corinth Alcorn County Mississippi
                Hospital Refunding Magnolia Registered
                Health Center A.......................        10/01/08            5.000            445,379
                                                                                               ------------
MISSOURI--3.34%
      1,500   Missouri State Development Finance Board
                Recreation YMCA Greater St. Louis
                Project Series A (Letter of
                Credit--Nations Bank).................  09/01/06 to 09/01/08  4.600 to 4.800     1,492,710
        215   St. Louis County Missouri Single Family
                Housing (AMBAC Insured)...............        10/01/16            9.250            229,702
                                                                                               ------------
                                                                                                 1,722,412
                                                                                               ------------
NEBRASKA--1.83%
        900   Nebhelp Incorporated Nebraska Revenue
                Junior Subordinated Lien Series A-6
                (MBIA Insured)*.......................        12/01/02            6.700            947,421
                                                                                               ------------
NEW JERSEY--0.33%
        150   New Jersey Health Care Facilities
                Financing St. Barnabas Medical Center
                (Escrow to Maturity)..................        07/01/11            7.000            169,319
                                                                                               ------------
NEW MEXICO--0.48%
        245   Taos County New Mexico Hospital Series B
                (Asset Guaranty Insured)..............        05/15/02            5.000            245,421
                                                                                               ------------
NEW YORK--1.01%
        200   New York City Housing Authority
                Refunding Security Assisted Series
                A.....................................        07/01/05            5.250            205,592
        300   New York City Housing Authority
                Refunding Security Assisted Series A
                (AMBAC Insured).......................        07/01/08            5.450            313,785
                                                                                               ------------
                                                                                                   519,377
                                                                                               ------------
NORTH CAROLINA--0.75%
        375   Asheville North Carolina Housing
                Authority Multi Family Housing
                Woodridge Apartments (GNMA
                Collateralized)*......................        11/20/19            5.700            385,991
                                                                                               ------------
OHIO--0.50%
        160   Dayton Ohio Hospital Revenue Good
                Samaritan First Mortgage Revenue
                (Escrow to Maturity)..................        12/01/05            6.000            169,094
         85   Ohio Housing Finance Agency Single
                Family Mortgage Series C (GNMA
                Collateralized)*......................        09/01/21            7.850             89,773
                                                                                               ------------
                                                                                                   258,867
                                                                                               ------------
OKLAHOMA--1.66%
        335   Comanche County Oklahoma Hospital
                Authority Revenue Series A (Connie Lee
                Insured)..............................        07/01/06            5.100            344,615
        425   McAlester Oklahoma Public Works
                Authority Revenue (FSA Insured).......        12/01/04            8.250            510,595
                                                                                               ------------
                                                                                                   855,210
                                                                                               ------------
PENNSYLVANIA--8.69%
        125   Allegheny County Pennsylvania Industrial
                Commercial Development MPB
                Association...........................        12/01/04            6.750            129,487
         30   Caln Township Pennsylvania Municipal
                Sewer Revenue (Escrow to Maturity)....        01/01/09            5.700             31,621

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                     MATURITY           INTEREST
   (000)                                                       DATES               RATES          VALUE
------------                                            --------------------  ---------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
PENNSYLVANIA--(CONCLUDED)

$       535   Chester County Pennsylvania Health &
                Education Jefferson Health Systems
                Series B (AMBAC Insured)..............        05/15/12            5.000%       $   530,752
         50   Chester County Pennsylvania Hospital
                Authority Revenue (Escrow to
                Maturity).............................        07/01/09            7.500             57,836
         80   Conneaut Pennsylvania School District
                (Escrow to Maturity) (AMBAC
                Insured)..............................        05/01/02            9.250             89,060
        145   Lancaster County Pennsylvania Hospital
                Authority Lancaster General Hospital
                Project (AMBAC Insured)...............        07/01/11            4.750            142,931
          5   Lancaster Penn Area Sewer Authority
                (Escrow to Maturity)..................        04/01/12            6.000              5,455
        400   Luzerne County Pennsylvania Industrial
                Development Exempt Series B*..........        12/01/22            7.125            440,572
         70   Montgomery County Pennsylvania Higher
                Education Beaver College (Escrow to
                Maturity).............................        10/01/00            6.750             71,759
        600   Pennsylvania State Finance Authority
                Revenue (Investment Agreement--Sun
                America)..............................        11/01/09            6.600            663,618
        500   Pennsylvania State Higher Education
                Facilities Temple University First
                Series................................        04/01/29            5.000            483,230
        125   Philadelphia Hospital & High Education
                Health Systems Jefferson Health
                Systems A (MBIA Insured)..............        05/15/07            5.250            130,995
        500   Philadelphia Hospitals & Higher Friends
                Hospital (ACA Insured)................        05/01/11            6.200            533,170
      1,180   Suacon Valley School District
                Pennsylvania (AMBAC Insured)..........        10/15/09            4.650          1,177,062
                                                                                               ------------
                                                                                                 4,487,548
                                                                                               ------------
RHODE ISLAND--2.25%
        155   Rhode Island Housing and Mortgage
                Finance*..............................        04/01/22            8.050            162,268
      1,000   Rhode Island State Turnpike & Bridge
                Refunding.............................        12/01/17            5.350          1,001,520
                                                                                               ------------
                                                                                                 1,163,788
                                                                                               ------------
SOUTH CAROLINA--1.12%
        240   Charleston County South Carolina
                Hospital Facility Roper Hospital
                (Escrow to Maturity)..................        10/01/11            7.000            274,762
        295   South Carolina State Housing Multi
                Family (FHA Insured)..................        07/01/27            6.050            304,782
                                                                                               ------------
                                                                                                   579,544
                                                                                               ------------
SOUTH DAKOTA--0.99%
        465   South Dakota State Health & Educational
                Revenue St. Lukes Hospital Project
                (Escrow to Maturity)..................        10/01/07            6.800            512,988
                                                                                               ------------
TENNESSEE--4.54%
      1,000   Bristol Tennessee Industrial Development
                Board Refunding Shelby Heights
                Apartments Project....................        03/01/22            6.200          1,045,480
        370   Knox County Tennessee Health Educational
                & Hospital Facility St. Mary's Medical
                Center (Escrow to Maturity)...........        08/01/03            7.250            397,539
        230   La Follette Tennessee Housing
                Development Corportion (FHA/ MBIA
                Insured)..............................        01/01/05            5.400            239,724
        195   Metropolitan Government Nashville
                Tennessee Health & Education Southern
                Advantist Hospital Advantist Health
                Systems (Escrow to Maturity)..........        10/01/09            8.700            240,094
        420   Oak Ridge Tennessee Industrial
                Development Board Refunding The
                Gardens Series A (GNMA
                Collateralized).......................        08/20/13            5.125            420,349
                                                                                               ------------
                                                                                                 2,343,186
                                                                                               ------------
TEXAS--12.74%
      1,000   De Soto Texas Housing Finance
                Corporation Multi Refunding The
                Colonies Apartments Project (Mandatory
                put 10/01/07 @ 100) (FNMA
                Collateralized).......................        10/01/27            5.125          1,024,550

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                     MATURITY           INTEREST
   (000)                                                       DATES               RATES          VALUE
------------                                            --------------------  ---------------  ------------

MUNICIPAL BONDS AND NOTES--(CONCLUDED)
TEXAS--(CONCLUDED)

$       380   Galveston County Texas Housing Finance
                Corporation Single Family Mortgage
                Revenue...............................        04/01/15            9.750%       $   418,954
        275   Hidalgo County Texas Health Services
                Corporation Mission Hospital Project
                (Pre-Refunded to 08/01/00 @ 103)......        02/01/25           10.250            314,754
        260   Houston Texas Airport Systems Revenue
                (Escrow to Maturity)..................        07/01/10            7.600            307,128
      1,000   Lewisville Texas Housing Finance
                Corporation Housing Lewisville Limited
                Project (FSA Insured).................        12/01/08            5.000          1,020,120
        645   Odessa Texas Junior College District
                Revenue Refunding & Imot Series A
                (MBIA Insured)........................        12/01/09            4.750            644,961
      1,500   Southeast Texas Housing Finance
                Corporation Series B..................        12/01/16           7.625#            398,610
        450   Tarrant County Texas Health Facilities
                Development Mortgage South Central
                Nursing A (FHA/MBIA Insured)..........        01/01/37            6.000            490,486
      1,100   Tarrant County Texas Housing Finance
                Corporation Refunding Multi Family
                Housing Summit Project (Mandatory Put
                09/01/07 @ 100) (FNMA
                Collateralized).......................        09/01/27            5.080          1,121,131
        800   Texas State Department Housing and
                Community Housing Senior Dallas/Fort
                Worth Series A........................        07/01/06            6.000            839,472
                                                                                               ------------
                                                                                                 6,580,166
                                                                                               ------------
UTAH--3.59%
        285   Salt Lake City Utah Hospital Revenue
                (Escrow to Maturity)..................        06/01/09            7.350            324,356
        590   Salt Lake County Utah Multi Family
                Housing James Pointe Apartment
                (Mandatory put 10/01/05 @ 100) (Asset
                Guaranty Insurance)...................        10/01/25            5.500            613,305
        165   Salt Lake County Utah Water Conservation
                (Escrow to Maturity) (MBIA Insured)...        10/01/02           10.875            193,152
        695   Utah State Housing Finance Agency (AMBAC
                Insured)..............................  07/01/07 to 07/01/08  5.650 to 5.900       723,923
                                                                                               ------------
                                                                                                 1,854,736
                                                                                               ------------
VIRGINIA--2.27%
        620   Henrico County Virginia Industrial
                Development Authority Refunding
                Industrial Development Regency 64
                (Optional put 03/01/99 @ 100) (Letter
                of Credit--Signet Bank)*..............        03/01/16            4.550            620,149
        250   King George County Virginia Industrial
                Development Elementary School
                Project...............................        08/01/98            4.875            250,000
        300   Preston County West Virginia Pollution
                Control Refunding County Commission
                Monongahhela C........................        03/01/03            4.500            300,606
                                                                                               ------------
                                                                                                 1,170,755
                                                                                               ------------
WASHINGTON--0.52%
        270   Washington State Housing Finance
                Commission Single Family PG Series 3A
                (FNMA/GNMA Collateralized)*...........        12/01/10            5.200            270,203
                                                                                               ------------
WEST VIRGINIA--0.08%
         35   Kanawha County West Virginia Residential
                Mortgage Revenue (Escrow to
                Maturity).............................        09/01/10            7.375             41,158
                                                                                               ------------
WISCONSIN--1.61%
        735   Wisconsin Housing & Economic Development
                Series B*.............................        09/01/08            4.850            730,921
        100   Wisconsin Housing & Economic Development
                Series G*.............................        03/01/04            5.250            102,620
                                                                                               ------------
                                                                                                   833,541
                                                                                               ------------
WYOMING--0.58%
        295   Teton County Wyoming Hospital District
                Refunding Improvement (ACA Insured)...        12/01/09            5.100            297,457
                                                                                               ------------
Total Municipal Bonds and Notes (cost--$49,469,733)...                                          50,474,992
                                                                                               ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                     MATURITY           INTEREST
   (000)                                                       DATES               RATES          VALUE
------------                                            --------------------  ---------------  ------------
TAX EXEMPT COLLATERALIZED MORTGAGE OBLIGATIONS--0.76%
$       392   FHA Insured Trust 1996-01, Class A1 (FHA
                Insured) (1) (cost--$392,035).........        11/01/06            6.100%       $   392,524
                                                                                               ------------

TAX FREE MONEY MARKET FUND--0.16%
         82   MuniCash Portfolio (cost--$82,045)......        08/03/98            3.580             82,045
                                                                                               ------------
Total Investments (cost--$49,943,813)--98.67%.........                                          50,949,561
                                                                                                   688,139
Other assets in excess of liabilities--1.33%..........
                                                                                               ------------
Net Assets--100.00%...................................                                         $51,637,700
                                                                                               ------------
                                                                                               ------------

-----------------

# Zero coupon bond; rate represents annualized yield at date of purchase on zero coupon bond.
*      Security subject to Alternative Minimum Tax
ACA    American Capital Access
AMBAC  American Municipal Bond Assurance Corporation
FHA    Federal Housing Authority
FNMA   Federal National Mortgage Association
FSA    Financial Security Assurance
GNMA   Government National Mortgage Association
MBIA   Municipal Bond Investors Assurance
(1)    Illiquid security representing 0.76% of net assets

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1998

  PRINCIPAL
   AMOUNT                                                                MATURITY             INTEREST
    (000)                                                                  DATES                RATES                VALUE
-------------                                                       -------------------  -------------------  -------------------
LONG-TERM GLOBAL DEBT SECURITIES--94.03%
BELGIUM--1.49%
  JPY 180,000  Kingdom of Belgium.................................       12/17/99              5.000%         $      1,320,473
                                                                                                              -------------------
CANADA--0.99%
   DEM  1,566  Government of Canada...............................       07/07/08               4.875                  880,184
                                                                                                              -------------------
CHILE--0.43%
   USD    400  Celulosa Arauco Constitucion.......................       12/15/03               6.750                  379,322
                                                                                                              -------------------
DENMARK--1.75%
        9,135  Kingdom of Denmark.................................       11/15/07               7.000                1,553,156
                                                                                                              -------------------
GERMANY--17.90%
                                                                        07/15/03 to
       25,673  Federal Republic of Germany........................       01/04/28          5.625 to 6.500           15,905,880
                                                                                                              -------------------
GREECE--0.89%
      218,000  Republic of Greece.................................       06/19/07               8.800                  788,944
                                                                                                              -------------------
JAPAN--1.51%
      185,000  Japan Development Bank.............................       10/01/99               5.000                1,344,135
                                                                                                              -------------------
MALAYSIA--1.11%
  USD   1,150  Petroliam Nasional Berhad..........................       10/18/06               7.125                  987,562
                                                                                                              -------------------
NETHERLANDS--1.57%
        2,684  Government of the Netherlands......................       07/15/08               5.250                1,391,476
                                                                                                              -------------------
PHILIPPINES--1.38%
  USD   1,390  Republic of Philippines (1)........................       12/01/17               6.500                1,229,571
                                                                                                              -------------------
POLAND--2.89%
        3,000  Government of Poland...............................       10/12/03              12.000                  828,327
  USD   1,900  Government of Poland, PDI..........................       10/27/14              4.000#                1,740,090
                                                                                                              -------------------
                                                                                                                     2,568,417
                                                                                                              -------------------
SOUTH KOREA--2.86%
  USD   2,700  Republic of Korea (1)..............................       04/15/08               8.875                2,543,400
                                                                                                              -------------------
SWEDEN--7.47%
                                                                        10/25/06 to
       45,300  Kingdom of Sweden..................................       05/05/08          6.500 to 8.000            6,637,167
                                                                                                              -------------------
UNITED KINGDOM--20.57%
                                                                        12/07/07 to
        9,715  United Kingdom Gilt................................       06/07/21          7.250 to 8.000           18,271,557
                                                                                                              -------------------
UNITED STATES--31.22%
          350  Cajun Electrical Power Corp........................       03/15/19               9.520                  367,526
  JPY 210,000  Federal National Mortgage Association..............       12/20/99               2.000                1,480,941
          500  Rowan Companies Inc................................       07/01/10               6.940                  517,525
          180  Statoil............................................       05/01/16               7.375                  196,814
                                                                        11/15/26 to
        8,494  U.S. Treasury Bonds (1)............................       08/15/27          6.375 to 6.625            9,321,843
                                                                        02/15/01 to
       15,232  U.S. Treasury Notes (1)............................       05/15/04          5.375 to 7.250           15,296,483
          550  Xerox Corp. MTN....................................       06/15/37               5.875                  557,148
                                                                                                              -------------------
                                                                                                                    27,738,280
                                                                                                              -------------------
Total Long-Term Global Debt Securities (cost--$82,319,559)........                                                  83,539,524
                                                                                                              -------------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

  PRINCIPAL
   AMOUNT                                                                MATURITY             INTEREST
    (000)                                                                  DATES                RATES                VALUE
-------------                                                       -------------------  -------------------  -------------------
REPURCHASE AGREEMENTS--5.18%
       $4,000  Repurchase Agreement dated 07/31/98 with Deutsche
                 Bank, collateralized by $3,919,000 U.S. Treasury
                 Notes, 7.750% due 11/30/99 (value--$4,080,463)
                 proceeds: $4,001,867.............................       08/03/98              5.600%         $      4,000,000
          600  Repurchase Agreement dated 07/31/98 with State
                 Street Bank & Trust Company, collateralized by
                 $570,690 U.S.Treasury Notes, 7.500% due 11/15/01
                 (value--$612,065) proceeds: $600,250.............       08/03/98               5.000                  600,000
                                                                                                              -------------------
Total Repurchase Agreements (cost--$4,600,000)....................                                                   4,600,000
                                                                                                              -------------------
Total Investments (cost--$86,919,559)--99.21%.....................                                                  88,139,524
                                                                                                                       698,384
Other assets in excess of liabilities--0.79%......................
                                                                                                              -------------------
Net Assets--100.00%...............................................                                            $     88,837,908
                                                                                                              -------------------
                                                                                                              -------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                                    UNREALIZED
                                                                        CONTRACT TO          IN         MATURITY   APPRECIATION
                                                                          DELIVER       EXCHANGE FOR      DATES    (DEPRECIATION)
                                                                       -------------  ----------------  ---------  -------------
German Deutschemarks.................................................     28,276,150  USD 15,829,731    08/14/98    $    79,637
German Deutschemarks.................................................      4,600,811  USD  2,590,000    08/14/98         (1,387)
German Deutschemarks.................................................      7,905,254  USD  4,318,159    08/14/98        129,674
Japanese Yen.........................................................  1,064,203,529  USD  7,661,652    08/14/98       (287,912)
Japanese Yen.........................................................    387,053,940  USD  2,730,000    08/14/98        (48,149)
Japanese Yen.........................................................    272,044,800  USD  1,920,000    08/14/98        (35,034)
Japanese Yen.........................................................    406,916,448  USD  2,872,000    08/14/98        (52,524)
Japanese Yen.........................................................    408,453,000  USD  2,907,760    08/14/98        (77,636)
U.S. Dollars.........................................................      2,907,760  DEM  5,190,000    08/14/98        (12,355)
U.S. Dollars.........................................................      4,368,159  GBP  2,660,000    08/14/98        (23,543)
U.S. Dollars.........................................................      4,242,603  GBP  2,660,000    08/14/98        (99,098)
U.S. Dollars.........................................................      5,270,000  JPY 740,150,420   08/14/98        141,585
U.S. Dollars.........................................................      1,920,000  JPY 268,320,000   08/14/98         60,842
U.S. Dollars.........................................................      1,920,000  JPY 267,327,360   08/14/98         67,720
                                                                                                                   -------------
                                                                                                                    $  (158,180)
                                                                                                                   -------------
                                                                                                                   -------------

---------------

Note:  The Portfolio of Investments is listed by the issuers country of origin.
*      In local currency unless otherwise indicated
#      Reflects rate at July 31, 1998 on step up coupon rate instrument.
DEM    German Deutschemarks
GBP    British Pounds
JPY    Japanese Yen
MTN    Medium Term Notes
PDI    Past Due Interest Bond
USD    U.S. Dollars
(1)    Security, or portion thereof, was on loan at July 31, 1998.

INVESTMENTS BY TYPE OF ISSUER

                                                              PERCENT OF NET ASSETS
                                                              ---------------------
                                                              LONG-TERM   SHORT-TERM
                                                              ---------   ---------
Government and other public issuers.........................   89.13%         --
Repurchase agreements.......................................      --        5.18%
Bank and other financial institutions.......................    1.51          --
Industrial..................................................    3.39          --
Other.......................................................      --        0.79
                                                              ---------   ---------
                                                               94.03%       5.97%
                                                              ---------   ---------
                                                              ---------   ---------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1998

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--97.11%
AGRICULTURE, FOOD & BEVERAGE--3.37%
  61,200   Bestfoods Co. .................................................................  $  3,404,250
  71,200   Nabisco Holdings Corp. ........................................................     2,536,500
 139,800   Tyson Foods Inc. ..............................................................     3,023,175
                                                                                            ------------
                                                                                               8,963,925
                                                                                            ------------
BANKS--7.26%
  69,800   Bank of Boston Corp. ..........................................................     3,376,575
  28,800   Comerica, Inc. ................................................................     1,940,400
  18,300   First American Corp. of Tennessee..............................................       860,100
  34,625   First Security Corp. ..........................................................       760,668
  42,800   Fleet Financial Group, Inc. ...................................................     3,678,125
  38,800   Hibernia Corp. ................................................................       732,350
  18,000   Regions Financial Corp. .......................................................       729,000
  89,658   US Bancorp.....................................................................     4,124,268
   8,800   Wells Fargo and Co. ...........................................................     3,131,700
                                                                                            ------------
                                                                                              19,333,186
                                                                                            ------------
CHEMICALS--4.07%
  38,500   Eastman Chemical Co. ..........................................................     2,184,875
  19,300   Geon Co. ......................................................................       433,044
  18,700   Great Lakes Chemical Corp. ....................................................       737,481
  37,300   IMC Global Inc. ...............................................................       953,481
 100,500   Lyondell Petrochemical Co. ....................................................     2,462,250
  64,700   Praxair, Inc. .................................................................     3,186,475
  36,800   Witco Corp. ...................................................................       887,800
                                                                                            ------------
                                                                                              10,845,406
                                                                                            ------------
COMPUTER HARDWARE--6.56%
  62,200   EMC Corp.*.....................................................................     3,047,800
  55,900   Seagate Technology, Inc.*......................................................     1,271,725
 124,500   Xerox Corp. ...................................................................    13,142,531
                                                                                            ------------
                                                                                              17,462,056
                                                                                            ------------
COMPUTER SOFTWARE--0.09%
  37,200   Informix Corp.*................................................................       242,963
                                                                                            ------------
DEFENSE/AEROSPACE--6.76%
 117,066   Lockheed Martin Corp.(1) ......................................................    11,670,017
 114,700   Raytheon Co. ..................................................................     6,344,344
                                                                                            ------------
                                                                                              18,014,361
                                                                                            ------------
DIVERSIFIED RETAIL--1.37%
  72,100   Sears Roebuck & Co. ...........................................................     3,659,075
                                                                                            ------------
DRUGS & MEDICINE--7.28%
  68,600   Allergan, Inc. ................................................................     3,584,350
  69,900   Alza Corp.*....................................................................     2,717,362
  69,100   American Home Products Corp. ..................................................     3,558,650
  27,400   Biogen Inc.*...................................................................     1,524,125
  35,175   Covance Inc.*..................................................................       842,002
  29,300   Forest Labs Inc.*..............................................................     1,098,750
  28,200   Genzyme Corp.*.................................................................       887,419
  53,600   Schering-Plough Corp. .........................................................     5,185,800
                                                                                            ------------
                                                                                              19,398,458
                                                                                            ------------

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------

ELECTRIC UTILITIES--5.93%
  90,200   CMS Energy Corp. ..............................................................  $  3,805,312
 215,000   Entergy Corp. .................................................................     5,885,625
  14,200   Firstenergy Corp. .............................................................       391,388
 190,500   PECO Energy Co. ...............................................................     5,703,094
                                                                                            ------------
                                                                                              15,785,419
                                                                                            ------------
ELECTRICAL EQUIPMENT--0.73%
  31,920   Comverse Technology Inc.*......................................................     1,629,915
   5,800   Johnson Controls, Inc. ........................................................       303,413
                                                                                            ------------
                                                                                               1,933,328
                                                                                            ------------
ELECTRONIC COMPONENTS--0.45%
  49,200   Commscope Inc.*................................................................       861,000
  36,125   General Semiconductor Inc.*....................................................       338,672
                                                                                            ------------
                                                                                               1,199,672
                                                                                            ------------
FINANCIAL SERVICES--3.19%
 125,050   AON Corp. .....................................................................     8,503,400
                                                                                            ------------
FOREST PRODUCTS, PAPER--4.06%
  34,800   Champion International Corp. ..................................................     1,476,825
  89,800   Fort James Corp. ..............................................................     3,030,750
 130,900   Kimberly Clark Corp. ..........................................................     5,882,319
  16,750   Westvaco Corp. ................................................................       419,797
                                                                                            ------------
                                                                                              10,809,691
                                                                                            ------------
FOOD RETAIL--0.83%
  25,300   American Stores Co. ...........................................................       586,644
 145,200   Food Lion Inc. ................................................................     1,615,350
                                                                                            ------------
                                                                                               2,201,994
                                                                                            ------------
FREIGHT, AIR, SEA & LAND--3.05%
 133,900   Federal Express Corp.*.........................................................     8,126,056
                                                                                            ------------
HEAVY MACHINERY--0.46%
  48,800   Harnischfeger Industries Inc. .................................................     1,213,900
                                                                                            ------------
HOUSEHOLD PRODUCTS--1.19%
  36,100   Dial Corp. ....................................................................       861,888
  13,700   National Services Industries, Inc. ............................................       711,544
  66,300   Viad Corp. ....................................................................     1,595,344
                                                                                            ------------
                                                                                               3,168,776
                                                                                            ------------
INDUSTRIAL PARTS--1.51%
   7,400   American Standard Companies Inc.*..............................................       352,425
  37,000   Pentair Inc. ..................................................................     1,470,750
  12,300   Timken Co. ....................................................................       289,819
  43,500   York International Corp. ......................................................     1,916,718
                                                                                            ------------
                                                                                               4,029,712
                                                                                            ------------
INFORMATION & COMPUTER SERVICES--4.90%
  91,600   Automatic Data Processing Inc. ................................................     6,200,175
 169,020   First Data Corp. ..............................................................     4,891,016
  29,150   Interpublic Group Companies, Inc. .............................................     1,756,287
  12,600   Reynolds & Reynolds Co. .......................................................       211,838
                                                                                            ------------
                                                                                              13,059,316
                                                                                            ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------

COMMON STOCKS--(CONCLUDED)

LIFE INSURANCE--1.15%
  44,300   Aetna Life & Casualty Company..................................................  $  3,070,544
                                                                                            ------------
MEDICAL PRODUCTS--3.65%
 114,200   Baxter International Inc. .....................................................     6,823,450
  30,300   Beckman Coulter Inc. ..........................................................     1,821,787
  35,200   St. Jude Medical, Inc.* .......................................................     1,073,600
                                                                                            ------------
                                                                                               9,718,837
                                                                                            ------------
MEDICAL PROVIDERS--2.70%
 141,500   Corning, Inc. .................................................................     4,342,281
  31,500   Health Care & Retirement Corp.*................................................     1,189,125
  35,800   Manor Care Inc. ...............................................................     1,335,788
  74,100   Vencor Inc. New*...............................................................       333,450
                                                                                            ------------
                                                                                               7,200,644
                                                                                            ------------
MINING & METALS--1.00%
  28,100   Birmingham Steel Corp. ........................................................       293,294
  33,200   Crown Cork & Seal, Inc. .......................................................     1,365,350
  20,460   Martin Marietta Inc. ..........................................................     1,012,770
                                                                                            ------------
                                                                                               2,671,414
                                                                                            ------------
MOTOR VEHICLES--2.90%
 100,400   Goodyear Tire & Rubber Co.(1)..................................................     6,118,125
  30,100   Lear Corp.*....................................................................     1,597,181
                                                                                            ------------
                                                                                               7,715,306
                                                                                            ------------
OIL REFINING--2.32%
  77,200   Enron Corp. ...................................................................     4,086,775
  79,516   Ultramar Diamond Shamrock......................................................     2,082,325
                                                                                            ------------
                                                                                               6,169,100
                                                                                            ------------
OTHER INSURANCE--2.21%
  89,000   CIGNA Corp. ...................................................................     5,879,562
                                                                                            ------------
NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------

PUBLISHING--0.58%
  24,000   Gannett Inc. ..................................................................  $  1,534,500
                                                                                            ------------
RAILROADS--5.79%
 116,600   Burlington Northern Santa Fe Inc. .............................................    12,002,512
 114,900   Norfolk Southern Corp. ........................................................     3,432,638
                                                                                            ------------
                                                                                              15,435,150
                                                                                            ------------
REAL PROPERTY--3.03%
  15,000   Champion Enterprise Inc.*......................................................       397,500
  20,300   Lafarge Corp. .................................................................       791,700
 163,000   Masco Corp. ...................................................................     4,655,688
  21,764   Southdown, Inc. ...............................................................     1,361,610
  73,900   Ventas Inc. ...................................................................       863,706
                                                                                            ------------
                                                                                               8,070,204
                                                                                            ------------
SPECIALTY RETAIL--2.31%
  83,600   Circuit City Stores, Inc. .....................................................     4,326,300
  54,500   Consolidated Stores Corp.*.....................................................     1,832,562
                                                                                            ------------
                                                                                               6,158,862
                                                                                            ------------
THRIFT--0.32%
  21,700   Greenpoint Financial Corp. ....................................................       861,219
                                                                                            ------------
TOBACCO--3.49%
 212,400   Phillip Morris Co. Inc. .......................................................     9,305,775
                                                                                            ------------
WIRELESS TELECOMMUNICATIONS--2.60%
 159,300   General Instrument Corp.*......................................................     4,321,012
  97,600   Nextel Communications Inc.*(1).................................................     2,613,850
                                                                                            ------------
                                                                                               6,934,862
                                                                                            ------------
Total Common Stocks (cost--$224,985,575)..................................................   258,676,673
                                                                                            ------------

PRINCIPAL
 AMOUNT                                                    MATURITY           INTEREST
  (000)                                                      DATE               RATE
---------                                            --------------------  --------------
U.S. GOVERNMENT OBLIGATIONS--0.14%
$     370  U.S. Treasury Bills+ (cost--$363,785)...        11/27/98             5.125%@          363,936
                                                                                            ------------


PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

PRINCIPAL
 AMOUNT                                                    MATURITY           INTEREST
  (000)                                                      DATE               RATE           VALUE
---------                                            --------------------  --------------   ------------
REPURCHASE AGREEMENT--2.81%
$   7,480  Repurchase Agreement dated 07/31/98 with
             State Street Bank & Trust Company,
             collateralized by $7,249,526 U.S.
             Treasury Bonds, 7.125% due 2/29/00;
             (value--$7,630,126)
             proceeds: $7,483,117
             (cost--$7,480,000)....................        08/03/98             5.000%      $  7,480,000
                                                                                            ------------
Total Investments (cost--$232,829,360)--100.06%....                                          266,520,609
Liabilities in excess of other assets--(0.06)%.....                                             (166,530)
                                                                                            ------------
Net Assets--100.00%................................                                         $266,354,079
                                                                                            ------------
                                                                                            ------------

-----------------

*      Non-Income producing security
+      Entire or partial amount pledged as collateral for futures transactions.
@      Interest rate shown is discount rate at date of purchase.
(1)    Security, or portion thereof, was on loan at July 31, 1998.

FUTURES CONTRACTS

NUMBER OF                                                     IN             EXPIRATION     UNREALIZED
CONTRACTS            CONTRACTS TO RECEIVE                EXCHANGE FOR           DATE       (DEPRECIATION)
---------  ----------------------------------------  --------------------  --------------  ------------
    25     S&P 500.................................  $       7,018,750     September 1998  $ (264,525)
                                                                                           ------------
                                                                                           ------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1998

NUMBER OF
  SHARES                                                                                        VALUE
----------                                                                                   ------------
COMMON STOCKS--99.05%
AGRICULTURE, FOOD & BEVERAGE--2.80%
    53,900  Campbell Soup Co. .............................................................  $  2,910,600
    59,400  The Coca-Cola Co. .............................................................     4,792,837
                                                                                             ------------
                                                                                                7,703,437
                                                                                             ------------
BANKS--5.27%
    83,200  The Chase Manhattan Corp. .....................................................     6,292,000
   103,200  NationsBank Corp.(1) ..........................................................     8,230,200
                                                                                             ------------
                                                                                               14,522,200
                                                                                             ------------
COMPUTER HARDWARE--10.59%
   129,250  Cisco Systems, Inc.*...........................................................    12,375,688
   194,400  Compaq Computer Corp...........................................................     6,390,900
    95,800  Dell Computer Corp.*...........................................................    10,403,281
                                                                                             ------------
                                                                                               29,169,869
                                                                                             ------------
COMPUTER SOFTWARE--1.55%
    38,800  Microsoft Corp.*...............................................................     4,272,850
                                                                                             ------------
DEFENSE/AEROSPACE--2.20%
   139,000  Allied-Signal, Inc. ...........................................................     6,046,500
                                                                                             ------------
DIVERSIFIED RETAIL--5.00%
    85,200  Dayton Hudson Corp. ...........................................................     4,073,625
   107,400  Kohls Corp.*...................................................................     5,262,600
    70,300  Wal Mart Stores, Inc. .........................................................     4,437,687
                                                                                             ------------
                                                                                               13,773,912
                                                                                             ------------
DRUGS & MEDICINE--11.56%
    90,200  Bristol-Myers Squibb Co. ......................................................    10,277,162
    63,600  Merck & Co., Inc. .............................................................     7,842,675
    29,000  Pfizer, Inc. ..................................................................     3,190,000
   109,000  Schering-Plough Corp. .........................................................    10,545,750
                                                                                             ------------
                                                                                               31,855,587
                                                                                             ------------
ELECTRIC UTILITIES--0.99%
    59,500  AES Corp.*.....................................................................     2,725,844
                                                                                             ------------
ELECTRICAL EQUIPMENT--6.76%
    66,500  Lucent Technologies Inc. ......................................................     6,147,093
   167,500  Solectron Corp.*(1)............................................................     8,040,000
    59,000  Tellabs, Inc.*(1)..............................................................     4,441,594
                                                                                             ------------
                                                                                               18,628,687
                                                                                             ------------
ENTERTAINMENT--3.31%
   122,600  Carnival Corp. ................................................................     4,528,538
   133,100  Walt Disney Co. ...............................................................     4,583,631
                                                                                             ------------
                                                                                                9,112,169
                                                                                             ------------
ENVIRONMENTAL SERVICES--2.27%
   113,600  Waste Management Inc.*(1)......................................................     6,262,200
                                                                                             ------------
FINANCIAL SERVICES--3.51%
    66,000  Associates First Capital Corp. ................................................     5,127,375
   135,900  MBNA Corp. ....................................................................     4,552,650
                                                                                             ------------
                                                                                                9,680,025
                                                                                             ------------

NUMBER OF
  SHARES                                                                                        VALUE
----------                                                                                   ------------

FOOD RETAIL--1.60%
    93,000  Kroger Co.*....................................................................  $  4,400,063
                                                                                             ------------
HOUSEHOLD PRODUCTS--6.85%
    44,000  Avon Products Inc. ............................................................     3,806,000
    64,300  Colgate-Palmolive Co. .........................................................     5,943,731
   126,000  Gillette Co. ..................................................................     6,599,250
    31,900  Procter & Gamble Co. ..........................................................     2,532,063
                                                                                             ------------
                                                                                               18,881,044
                                                                                             ------------
INDUSTRIAL PARTS--1.31%
    37,600  United Technologies Corp. .....................................................     3,602,550
                                                                                             ------------
INFORMATION & COMPUTER SERVICES--0.26%
    24,100  HBO & Co. .....................................................................       710,197
                                                                                             ------------
LEISURE--1.75%
   121,800  Harley Davidson Inc.(1) .......................................................     4,826,325
                                                                                             ------------
LONG DISTANCE & PHONE COMPANIES--2.52%
   131,300  WorldCom, Inc.*................................................................     6,942,487
                                                                                             ------------
MEDIA--2.01%
   140,050  Liberty Media Group, Series A*.................................................     5,523,222
                                                                                             ------------
MEDICAL PRODUCTS--4.45%
    60,000  Medtronic, Inc.(1) ............................................................     3,716,250
   137,700  Tyco International Ltd. .......................................................     8,528,794
                                                                                             ------------
                                                                                               12,245,044
                                                                                             ------------
MEDICAL PROVIDERS--1.63%
    79,600  United Healthcare Corp.(1) ....................................................     4,497,400
                                                                                             ------------
OIL SERVICES--3.02%
    91,000  BJ Services Co.*...............................................................     1,916,688
    97,200  Halliburton Co. ...............................................................     3,529,575
   152,900  Noble Drilling Corp.* .........................................................     2,885,987
                                                                                             ------------
                                                                                                8,332,250
                                                                                             ------------
OTHER INSURANCE--3.42%
    35,000  American International Group Inc. .............................................     5,278,437
    96,000  Travelers Property Casualty Corp. .............................................     4,152,000
                                                                                             ------------
                                                                                                9,430,437
                                                                                             ------------
PUBLISHING--1.06%
    68,500  R.R. Donnelley & Sons Co. .....................................................     2,911,250
                                                                                             ------------
SECURITIES & ASSET MANAGEMENT--8.11%
    59,500  Merrill Lynch & Co., Inc. .....................................................     5,801,250
    68,000  Morgan Stanley, Dean Witter, Discover & Co. ...................................     5,920,250
   158,449  Travelers Group Inc. ..........................................................    10,616,083
                                                                                             ------------
                                                                                               22,337,583
                                                                                             ------------
SEMICONDUCTOR--1.62%
    42,000  Altera Corp.* .................................................................     1,531,688
    34,700  Intel Corp. ...................................................................     2,929,981
                                                                                             ------------
                                                                                                4,461,669
                                                                                             ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

NUMBER OF
  SHARES                                                                                        VALUE
----------                                                                                   ------------
COMMON STOCKS--(CONCLUDED)
SPECIALTY RETAIL--1.99%
   130,600  Home Depot, Inc. ..............................................................  $  5,468,875
                                                                                             ------------

NUMBER OF
  SHARES                                                                                        VALUE
----------                                                                                   ------------

TOBACCO--1.64%
   103,000  Philip Morris Co. Inc. ........................................................  $  4,512,688
                                                                                             ------------
Total Common Stocks (cost--$208,261,312)...................................................   272,836,364
                                                                                             ------------

PRINCIPAL
  AMOUNT                                                                MATURITY  INTEREST
  (000)                                                                   DATE     RATE
----------                                                              --------  -------
REPURCHASE AGREEMENT--1.34%
$   3,687   Repurchase Agreement dated 07/31/98 with State Street Bank
              & Trust Company, collateralized by $3,573,396 U.S.
              Treasury Bonds, 7.125% due 02/29/00
              (value--$3,761,000); proceeds: $3,688,536
              (cost--$3,687,000)......................................  08/03/98  5.000%       3,687,000
                                                                                            ------------
Total Investments (cost--$211,948,312)--100.39%.......................                       276,523,364
Liabilities in excess of other assets--(0.39)%........................                        (1,061,873)
                                                                                            ------------
Net Assets--100.00%...................................................                      $275,461,491
                                                                                            ------------
                                                                                            ------------

-----------------

*      Non-Income producing security
(1)    Security, or a portion thereof, was on loan at July 31, 1998.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1998

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------
COMMON STOCKS--95.26%
AGRICULTURE, FOOD & BEVERAGE--0.77%
  17,300   Chock Full of Nuts Corp.*...........................................  $   109,206
  54,000   Fleming Companies Inc. .............................................      826,875
  19,500   Nash Finch Co. .....................................................      290,062
   6,300   Sanfilippo John B & Son Inc.*.......................................       30,713
   6,900   Suprema Specialties Inc.*...........................................       25,875
   9,300   Sylvan, Inc.*.......................................................      128,456
                                                                                 -----------
                                                                                   1,411,187
                                                                                 -----------
AIRLINES--1.27%
  25,400   Alaska Air Group Inc.*..............................................    1,063,625
  51,500   America West Holding Corp.*.........................................    1,239,219
  14,600   World Airways Inc. New*.............................................       31,937
                                                                                 -----------
                                                                                   2,334,781
                                                                                 -----------
ALCOHOL--0.04%
   2,300   Lion Brewery Inc.* .................................................        8,913
   6,700   Todhunter International Inc.*.......................................       63,650
                                                                                 -----------
                                                                                      72,563
                                                                                 -----------
APPAREL, RETAIL--0.38%
  11,800   Cache Inc.*.........................................................       63,425
   1,700   Concord Fabrics Inc.*...............................................       14,025
   7,700   Haskel International Inc. ..........................................       75,075
   7,800   Paul Harris Stores Inc.*............................................       80,438
   5,300   S & K Famous Brands Inc.*...........................................       74,200
  28,500   Syms Corp.*.........................................................      386,531
                                                                                 -----------
                                                                                     693,694
                                                                                 -----------
APPAREL, TEXTILES--3.27%
   1,800   Barry R G Corp. Ohio*...............................................       26,438
  81,800   Burlington Industries Inc.*.........................................      853,787
 105,900   Collins & Aikman Corp.*.............................................      661,875
  12,725   Conso Products Co.*.................................................       90,666
  14,000   Culp, Inc. .........................................................      128,625
   1,900   Deckers Outdoor Corp.* .............................................       10,925
   4,833   Decorator Industries, Inc. .........................................       51,345
  16,800   Dixie Group Inc. ...................................................      134,400
  22,600   Dyersburg Corp. ....................................................      110,175
   7,700   G-III Apparel Group Ltd.*...........................................       32,244
   8,000   Galey & Lord Inc.*..................................................       99,000
   6,700   Garan Inc. .........................................................      168,337
  41,500   Guilford Mills, Inc. ...............................................      739,219
  22,700   Gymboree Corp.* ....................................................      272,400
   4,600   Hampshire Group, Ltd.*..............................................       82,800
  36,500   Justin Industries Inc. .............................................      497,312
   7,100   Lacrosse Footwear Inc. .............................................       73,662
   5,500   Marisa Christina Inc.*..............................................       16,500
   5,800   Maxwell Shoe Inc.*..................................................      112,375
  35,400   Nine West Group, Inc.*..............................................      789,862
   6,100   Oxford Inds Inc. ...................................................      183,381
   4,900   Rocky Shoes and Boots*..............................................       50,838
   3,000   Span America Med Systems Inc. ......................................       22,500
   5,200   Sport Haley Inc.* ..................................................       61,100
  11,200   Supreme International Corp.*........................................      197,400
   1,900   Tandy Brands Accessories Inc.* .....................................       34,913
   5,600   Tarrant Apparel Group*..............................................      128,800
  18,200   Vans Inc.*..........................................................      175,175

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

APPAREL, TEXTILES--(CONCLUDED)

   3,600   Weyco Group Inc. ...................................................  $    96,750
  20,100   Worldtex, Inc.*.....................................................      104,269
                                                                                 -----------
                                                                                   6,007,073
                                                                                 -----------
BANKS--1.37%
   5,200   American Bank Inc. .................................................      140,400
  16,900   Corus Bank Shares Inc. .............................................      642,200
   4,500   CPB Inc. ...........................................................       82,125
   4,100   First Citizens Bancshares, Inc. ....................................      411,025
   7,500   First Western Bancorp Inc. .........................................      212,813
   9,123   HUBCO Inc. .........................................................      295,927
     680   Interchange Financial Services Inc. ................................       13,515
  13,000   One Valley Bancorp West Virginia Inc. ..............................      439,562
   4,500   United Bank Shares Inc. ............................................      124,875
   1,900   U.S. Bancorp Inc. ..................................................      145,825
                                                                                 -----------
                                                                                   2,508,267
                                                                                 -----------
CHEMICALS--4.36%
  11,865   Aceto Corp. ........................................................      180,941
   4,100   American Biltrite Inc. .............................................      119,413
   3,300   American Vanguard Corp. ............................................       22,275
   6,500   Ameron, Inc. .......................................................      323,781
  14,500   Bairnco Corp. ......................................................       98,781
  12,200   Congoleum Corp. New*................................................      106,750
  18,000   Dexter Corp. .......................................................      492,750
   6,800   Environmental Technologies*.........................................       24,650
 119,300   Ethyl Corp. ........................................................      626,325
  43,200   Foamex International Inc. ..........................................      745,200
  12,600   Furon Co. ..........................................................      223,650
  31,800   Gencorp Inc. .......................................................      733,387
  21,100   General Chemical Group Inc. ........................................      540,687
   2,200   General Magnaplate Corp. ...........................................       10,725
  32,700   Georgia Gulf Corp. .................................................      719,400
  15,000   Hanna M.A. Co. .....................................................      222,188
   9,135   Hawkins Chemical Inc. ..............................................       97,059
  12,000   High Plains Corp.*..................................................       23,250
   8,100   Lydall Inc.* .......................................................      114,919
   4,800   Martin Color-Fi Inc.*...............................................       12,600
   4,800   Maxco Inc.*.........................................................       37,200
  47,109   Mississippi Chemical Corp. .........................................      765,521
   2,600   NCH Corp. ..........................................................      171,600
   7,500   Quaker Chemical.....................................................      134,063
   4,900   Raven Industries Inc. ..............................................       94,019
  21,500   Schulman A Inc. ....................................................      385,656
  15,700   Stepan Chemical Co. ................................................      451,375
  74,300   Terra Industries Inc. ..............................................      510,813
   1,100   Uniflex Inc.* ......................................................        6,669
                                                                                 -----------
                                                                                   7,995,647
                                                                                 -----------
COMPUTER HARDWARE--1.76%
   6,800   Alphanet Solutions Inc.* ...........................................       50,150
  19,000   Amplicon Inc. ......................................................      270,750
  37,100   Banctec, Inc.*......................................................      595,919
  54,700   Compucom Systems Inc.*..............................................      369,225
   4,500   Dataram Corp.*......................................................       51,187
   6,900   En Pointe Technologies Inc.*........................................       62,100
   7,300   Gradco Systems Inc.*................................................       35,588

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONTINUED)
COMPUTER HARDWARE--(CONCLUDED)

  36,200   HMT Technology Corp.* ..............................................  $   328,062
   8,400   Kentek Information Systems Inc. ....................................       61,950
   8,500   Lumisys Inc.*.......................................................       27,094
   4,300   McRae Industries Inc. ..............................................       30,100
   8,900   Microdyne Corp.* ...................................................       31,706
  10,200   Miltope Group Inc.*.................................................       21,675
   4,000   Radisys Corp.* .....................................................       65,000
   3,900   Rainbow Technologies Inc.*..........................................       58,012
   1,700   SBE Inc.* ..........................................................        6,588
   7,900   Scan Optics Inc.* ..................................................       39,006
  16,800   SED International Holdings Inc.*....................................       98,700
  10,800   STB Systems Inc. ...................................................       85,050
  31,400   Stratus Computer Inc.*..............................................      902,750
   6,700   Transact Technologies Inc.* ........................................       38,525
                                                                                 -----------
                                                                                   3,229,137
                                                                                 -----------
COMPUTER SOFTWARE--0.17%
   7,900   3Do Co.*............................................................       25,181
  15,500   Elcom International Inc. ...........................................       53,766
  21,900   MacNeal Schwendler Corp.*...........................................      173,831
   7,600   Programmers Paradise Inc.*..........................................       52,250
                                                                                 -----------
                                                                                     305,028
                                                                                 -----------
CONSUMER DURABLES--1.38%
  13,200   Chromcraft Revington Inc.*..........................................      242,550
   1,800   CHS Electronics Inc.*...............................................       30,825
   2,900   Flexsteel Industries Inc. ..........................................       34,800
   7,500   Home Products International Inc.*...................................       75,938
   8,500   Middleby Corp.*.....................................................       51,000
  29,600   Mikasa Inc. ........................................................      390,350
  18,800   O'Sullivan Industries*..............................................      207,975
   5,700   Ocal Inc.*..........................................................       11,756
   2,100   Pulaski Furniture Corp. ............................................       53,813
   9,200   Rival Co. ..........................................................      123,050
  14,300   Royal Appliance Manufacturing Co.*..................................       84,012
   1,746   Samsonite Corp. New*................................................       13,368
  11,000   Shelby Williams Industries Inc. ....................................      165,000
  10,200   Stanley Furniture Co., Inc.*........................................      226,950
   3,800   Tab Products Co. ...................................................       44,650
  20,500   Toro Co. ...........................................................      556,062
   5,610   Virco Manufacturing Corp. ..........................................      114,304
   4,800   Winsloew Furniture Inc.*............................................      114,000
                                                                                 -----------
                                                                                   2,540,403
                                                                                 -----------
DEFENSE/AEROSPACE--1.15%
  23,000   Alliant Techsystems Inc.*...........................................    1,496,437
   6,600   Allied Research Corp.*..............................................       66,000
   4,900   Curtiss Wright Corp. ...............................................      207,944
   8,300   Edo Corp. ..........................................................       78,850
   2,100   First Aviation Services Inc.*.......................................        8,859
   5,800   GRC International Inc.*.............................................       42,775
   6,200   Herley Industries Inc.*.............................................       61,613
   5,700   Safety Components International Inc.*...............................       91,913
   5,600   United Industrial Corp. ............................................       66,150
                                                                                 -----------
                                                                                   2,120,541
                                                                                 -----------
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

DIVERSIFIED RETAIL--0.20%
  16,900   Ames Department Stores Inc.*........................................  $   361,238
                                                                                 -----------
DRUGS & MEDICINE--0.48%
  49,599   Herbalife International Inc. .......................................      881,999
                                                                                 -----------
ELECTRIC UTILITIES--6.98%
  25,100   Black Hills Corp. ..................................................      602,400
  31,000   Central Hudson Gas & Electric Corp. ................................    1,336,875
  19,300   Central Vermont Public Service Corp. ...............................      240,044
  38,500   Cleco Corp. ........................................................    1,142,969
  34,700   Commonwealth Energy Systems.........................................    1,231,850
  30,100   Eastern Utilities Associates........................................      756,262
  82,700   El Paso Electric Co.*...............................................      754,637
   3,000   Florida Public Utilities Co. .......................................       45,000
   7,100   Green Mountain Power Corp. .........................................       89,638
   7,400   Madison Gas & Electric Co. .........................................      164,650
  11,700   Orange & Rockland Utilities Inc. ...................................      628,875
  13,300   Otter Tail Power Co. ...............................................      478,800
  71,400   Public Service Co. .................................................    1,535,100
  14,000   Rochester Gas & Electric Corp. .....................................      421,750
  10,900   Saint Joseph Light & Power Co. .....................................      203,694
   4,700   Sierra Pacific Resources............................................      166,262
  18,200   Sig Corp Inc. ......................................................      550,550
  21,200   TNP Enterprises Inc. ...............................................      683,700
  55,000   Unisource Energy Corp.* ............................................      783,750
  14,800   United Illuminating Co. ............................................      754,800
   6,400   Unitil Corp. .......................................................      149,600
   3,400   Upper Peninsula Energy Corp. .......................................       91,375
                                                                                 -----------
                                                                                  12,812,581
                                                                                 -----------
ELECTRICAL EQUIPMENT--2.49%
  12,400   ADE Corp. Massachusetts*............................................      158,100
   4,800   Adflex Solutions Inc.* .............................................       30,900
   1,600   Airport Systems International Inc.*.................................        7,600
  74,300   Ampex Corp.*........................................................      125,381
   8,800   Bel Fuse Inc.* .....................................................      153,450
  12,700   Belden, Inc. .......................................................      334,962
   8,400   Ceradyne Inc. California*...........................................       35,700
  19,500   Cherry Corp.*.......................................................      287,625
   4,600   Circuit Systems, Inc.*..............................................       13,225
   1,600   Cobra Electronics Corp.* ...........................................        7,200
  11,100   CTS Corp. ..........................................................      325,369
   3,300   EIS International Inc.* ............................................       16,088
   9,900   Excel Technology Inc. ..............................................       77,963
   5,100   Jaco Electronics Inc.*..............................................       25,181
  52,700   Kemet Corp.*........................................................      652,162
   7,700   Louisiana Barge Inc.*...............................................       29,838
  38,600   Methode Electronics Inc. ...........................................      560,906
   1,000   Moore Products Co.* ................................................       27,500
  17,500   Mosaix Inc.*........................................................      122,500
   2,200   Nortech Systems Inc.*...............................................       10,863
   6,200   O.I. Corp.*.........................................................       29,450
  13,500   Park Electrochemical Corp. .........................................      256,500
  38,400   Pioneer Standard Electronics, Inc. .................................      343,200
   1,900   Quad Systems Corp.*.................................................        4,156
  19,600   Read Rite Corp.*....................................................      134,750
   5,100   RF Monolithics Inc. ................................................       53,231

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONTINUED)
ELECTRICAL EQUIPMENT--(CONCLUDED)

  14,500   Richey Electronics Inc.*............................................  $   108,750
  16,000   Smart Modular Technologies Inc. ....................................      306,000
   6,600   Spectran Corp.* ....................................................       34,031
   8,600   Spectrum Control Inc.*..............................................       45,150
   4,300   Speizman Industries Inc.*...........................................       18,813
  11,000   Teltrend Inc.*......................................................      156,750
   1,900   Vertex Communications Corp. ........................................       41,800
   4,000   Video Display Corp.*................................................       38,250
                                                                                 -----------
                                                                                   4,573,344
                                                                                 -----------
ELECTRICAL POWER--0.49%
   1,600   Aztec Manufacturing Co. ............................................       16,000
  14,100   Carbide/Graphite Group Inc.*........................................      310,200
  12,400   Hughes Supply Inc. .................................................      380,525
   4,500   SL Industries Inc. .................................................       66,094
  10,000   Woodhead Industries.................................................      135,000
                                                                                 -----------
                                                                                     907,819
                                                                                 -----------
ELECTRONIC COMPONENTS--0.04%
   1,300   Axsys Technologies Inc. ............................................       22,588
   6,400   CP Clare Corp. .....................................................       60,000
                                                                                 -----------
                                                                                      82,588
                                                                                 -----------
ENERGY RESERVES & PRODUCTION--0.55%
   8,800   American Sts Water Co. .............................................      217,800
   8,400   California Water Service Group......................................      196,875
   3,440   Columbus Energy Corp.*..............................................       25,155
   2,700   Prima Energy Corp.*.................................................       47,587
  26,300   Swift Energy Co. (1)................................................      295,875
   7,500   Vintage Petroleum Inc. .............................................      107,344
   5,000   Williams Clayton Energy Inc.*.......................................       38,125
  12,518   Wilshire Oil Co. ...................................................       76,673
                                                                                 -----------
                                                                                   1,005,434
                                                                                 -----------
ENTERTAINMENT--0.17%
   5,800   Funco Inc.* ........................................................       98,600
   6,000   Intrav Inc. ........................................................      132,750
   9,000   Rentrak Corp.*......................................................       44,438
   4,700   Vaughns Inc.*.......................................................       34,075
                                                                                 -----------
                                                                                     309,863
                                                                                 -----------
ENVIRONMENTAL SERVICES--0.30%
   7,100   Exponent Inc.* .....................................................       55,025
   9,600   Layne Christensen Co.*..............................................      109,200
   7,400   MFRI Inc.*..........................................................       55,500
  16,200   Schnitzer Steel Industries Inc. ....................................      324,000
                                                                                 -----------
                                                                                     543,725
                                                                                 -----------
FINANCIAL SERVICES--2.62%
  11,900   Advanta Corp. ......................................................      199,325
  26,200   Arcadia Financial Ltd.* (1).........................................      144,100
   7,650   Dain Rauscher Corp. ................................................      413,100
   3,800   Dewolfe Cos Inc.*...................................................       26,600
   3,000   First Cash Inc.*....................................................       40,875
   5,600   Firstcity Financial Corp. ..........................................      158,200
   3,000   Frontier Adjusters America Inc. ....................................        8,813
  27,200   Gallagher Arthur J & Co. ...........................................    1,065,900
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

FINANCIAL SERVICES--(CONCLUDED)

   8,000   IMC Mortgage Co. ...................................................  $    78,000
   9,200   Kaye Group Inc. ....................................................       66,700
  16,700   National Discount Brokers Group*....................................      183,700
   2,400   Pacific Crest Capital Inc.*.........................................       44,400
   5,300   Refac Technology Development Corp. .................................       70,225
  24,150   Resource Bank Shares Mortgage Group Inc. ...........................      469,416
  27,000   Southern Pacific Funding Corp. (1)..................................      406,687
   6,600   Strattec Security Corp.*............................................      184,800
  17,800   Student Loan Corp. .................................................      845,500
  33,000   WFS Financial Inc.*.................................................      224,812
  30,400   World Acceptance Corp.*.............................................      172,900
                                                                                 -----------
                                                                                   4,804,053
                                                                                 -----------
FOREST PRODUCTS, PAPER--1.51%
  18,200   ABT Building Products Corp.*........................................      247,975
   3,100   BCT International Inc.*.............................................        8,331
  15,400   Caraustar Industries Inc. ..........................................      420,612
  12,250   Fibermark Inc.*.....................................................      161,547
  33,400   Glatfelter PH Co. ..................................................      517,700
   1,000   Quipp Inc.*.........................................................       16,625
  13,490   Republic Group Inc. ................................................      268,957
  18,200   Rock-Tennessee Co. .................................................      237,738
  19,200   Schweitzer Mauduit International Inc. ..............................      466,800
  18,700   Shorewood Packaging Corp.*..........................................      250,112
     700   Tufco Technologies Inc. ............................................        4,900
   6,800   Universal Forest Products, Inc. ....................................      107,950
   4,480   Wausau Mosinee Paper Corp. .........................................       72,800
                                                                                 -----------
                                                                                   2,782,047
                                                                                 -----------
FOOD RETAIL--0.61%
  17,700   Eagle Food Centers Inc.*............................................       53,100
  24,900   Ingles Markets Inc. ................................................      301,912
  26,000   M & F Worldwide Corp.*..............................................      284,375
   8,700   Marsh Supermarkets Inc. ............................................      150,075
   7,650   Schultz Sav O Stores Inc. ..........................................      118,575
   7,500   Seaway Food Town Inc. ..............................................      143,438
   8,200   Western Beef, Inc.*.................................................       76,875
                                                                                 -----------
                                                                                   1,128,350
                                                                                 -----------
FREIGHT, AIR, SEA & LAND--1.69%
   3,000   Arkansas Best Corp.* ...............................................       23,438
  25,600   Arnold Industries Inc. .............................................      345,600
   2,800   Boyd Brothers Transportation Inc.* .................................       22,050
  13,200   Consolidated Freightways Corp. .....................................      153,450
   1,400   Genesee & Wyoming Inc. .............................................       28,000
  15,200   Hvide Marine Inc. ..................................................      167,200
   3,100   Kitty Hawk Inc.* ...................................................       56,962
  11,600   Landstar Systems Inc.*..............................................      406,000
   8,300   Maritrans Inc. .....................................................       75,219
   5,600   Old Dominion Freight Lines Inc.*....................................       86,800
   3,300   PAM Transportation Services Inc.*...................................       26,813
  28,400   Roadway Express Inc. Delaware.......................................      386,950
  10,500   Transport Corp. of America*.........................................      149,625
  17,000   Trico Marine Services Inc.* ........................................      188,062
  23,100   U.S. Freightways Corp. .............................................      577,500

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONTINUED)
FREIGHT, AIR, SEA & LAND--(CONCLUDED)

  25,900   Yellow Corp.* ......................................................  $   414,400
                                                                                 -----------
                                                                                   3,108,069
                                                                                 -----------
GAS UTILITY--2.68%
   7,000   Aquarion Co. .......................................................      244,125
   3,100   Atrion Corp. .......................................................       27,125
   3,800   Berkshire Gas Co. ..................................................       85,500
   7,200   Chesapeake Utilities Corp. .........................................      125,100
   9,700   Colonial Gas Co. ...................................................      278,875
  11,900   Connecticut Energy Corp. ...........................................      304,938
   4,500   Connecticut Water Service Inc. .....................................      150,750
  12,427   CTG Resources Inc. .................................................      288,151
  10,000   Energen Corp. ......................................................      171,875
   4,800   Energynorth Inc. ...................................................      127,200
   5,550   Energysouth Inc. ...................................................      114,469
  10,900   Indiana Energy Inc. ................................................      299,750
  30,200   Laclede Gas Co. ....................................................      704,037
   2,000   Middlesex Water Co. ................................................       43,125
  14,850   North Carolina Natural Gas Corp. ...................................      371,250
  23,400   Northwest Natural Gas Co. ..........................................      614,250
  12,200   NUI Corp. ..........................................................      269,925
   9,400   Providence Energy Corp. ............................................      186,825
   1,000   Roanoke Gas Co. ....................................................       20,000
   2,400   SJW Corp. ..........................................................      134,700
   5,800   Valley Resources Inc. ..............................................       67,425
  11,900   Yankee Energy Systems Inc. .........................................      286,344
                                                                                 -----------
                                                                                   4,915,739
                                                                                 -----------
HEAVY MACHINERY--0.80%
  12,600   Alamo Group Inc. ...................................................      220,500
   9,150   Allied Products Corp. ..............................................      152,691
  16,100   Cascade Corp. ......................................................      263,637
   4,200   Foilmark Inc.* .....................................................       11,025
   4,700   Gehl Co.*...........................................................       89,006
   4,200   Gencor Industries Inc. .............................................       71,400
   8,200   Gradall Inds Inc.* .................................................      136,325
   6,100   Printware Inc. .....................................................       17,538
   1,300   Richton International Corp.*........................................       14,463
   6,900   Tennant Co. ........................................................      302,737
  11,500   Titan International Inc. ...........................................      161,000
   4,000   Western Power & Equipment Corp.*....................................       23,000
                                                                                 -----------
                                                                                   1,463,322
                                                                                 -----------
HOTELS--0.72%
  23,000   Ameristar Casinos Inc.*.............................................       97,750
  70,800   Grand Casinos Inc.*.................................................      880,575
  12,400   NPC International Inc.*.............................................      127,100
   6,784   Playcore Inc.* .....................................................       27,984
  14,200   Sholodge, Inc.*.....................................................      106,500
   6,900   Supertel Hospitality*...............................................       89,700
                                                                                 -----------
                                                                                   1,329,609
                                                                                 -----------
HOUSEHOLD PRODUCTS--0.74%
   7,100   Align Rite International Inc.*......................................       98,512
   8,600   Allou Health & Beauty Care, Inc.*...................................       68,800
  14,200   American Safety Razor Co.*..........................................      173,950
  11,600   CCA Industries Inc.*................................................       27,550
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

HOUSEHOLD PRODUCTS--(CONCLUDED)

  12,300   CPAC Inc.*..........................................................  $   119,925
   4,400   Dixon Ticonderoga Co.*..............................................       54,450
   1,000   Jason Inc.* ........................................................        7,000
  11,400   Jean Phillippe Fragrances Inc.*.....................................       87,638
   8,600   Kimball International Inc. .........................................      152,650
   7,300   Libbey Inc. ........................................................      253,675
  20,200   Lifetime Hoan Corp. ................................................      207,050
  10,600   Scotts Liquid Gold Inc. ............................................       25,838
   6,300   Stephan Co. ........................................................       80,325
                                                                                 -----------
                                                                                   1,357,363
                                                                                 -----------
INDUSTRIAL PARTS--6.28%
  12,864   Albany International Corp. .........................................      265,320
  14,900   Amcast Industrial Corp. ............................................      283,100
   5,200   Amistar Corp.*......................................................       14,300
  15,500   Ampco Pittsburgh Corp. .............................................      242,187
  32,100   Aviall Inc.*........................................................      447,394
  16,600   Baldwin Technology Inc.*............................................       96,487
  32,800   Barnes Group Inc. ..................................................      918,400
   6,600   Bridgeport Machines Inc.*...........................................       70,950
  37,400   Cincinnati Milacron Inc. ...........................................      818,125
  22,500   Commercial Intertech Corp. .........................................      510,469
  15,800   DT Industries Inc. .................................................      314,025
  16,600   Esterline Technologies Corp.*.......................................      292,575
   8,250   Farr Co.*...........................................................       90,750
   7,000   Farrel Corp. .......................................................       22,750
  17,000   Genlyte Group Inc.*.................................................      405,875
   9,600   Gleason Corp. ......................................................      240,000
  35,400   Global Industrial Technologies Inc.*................................      475,687
   7,600   Gorman Rupp Co. ....................................................      135,850
   1,700   Graham Corp.*.......................................................       27,413
  15,750   Hardinge Brothers Inc. .............................................      397,687
   9,100   Hirsch International Group..........................................       46,638
  10,700   Hurco Co. Inc.*.....................................................       74,900
  17,400   Intevac Inc.*.......................................................      160,950
   4,200   K Tron International Inc.*..........................................       74,550
   6,100   Kaman Corp. ........................................................      102,175
   7,600   Knape & Vogt Manufacturing Co. .....................................      165,300
  14,200   Lawson Products Inc. ...............................................      323,937
   5,900   Lufkin Inds Inc. ...................................................      174,419
  29,800   Magnetek Inc.* .....................................................      435,825
   3,700   Measurement Specialties Inc.* ......................................       10,638
   7,600   Mestek, Inc.*.......................................................      164,825
   4,200   Nortek, Inc.*.......................................................      134,925
   2,500   P & F Industries Inc.*..............................................       26,250
   1,000   Peerless Manufacturing Co. .........................................       12,625
   3,300   Penn Engineering Manufacturing Corp. ...............................       70,744
  17,000   Powell Industries Inc.*.............................................      216,750
  26,100   Quanex Corp. .......................................................      711,225
   4,600   Scotsman Industries, Inc. ..........................................      124,775
  24,900   Specialty Equipment Cos Inc.*.......................................      560,250
  20,800   Standex International Corp. ........................................      582,400
  11,000   Starrett LS Co. ....................................................      413,875
   4,100   Summa Industries Inc.*..............................................       41,000
   6,700   Transtechnology Corp. ..............................................      170,850
   9,000   Trident International Inc.*.........................................      140,625
   4,200   Twin Discount, Inc. ................................................      114,187

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONTINUED)
INDUSTRIAL PARTS--(CONCLUDED)

  19,800   Watts Industries Inc. ..............................................  $   398,475
                                                                                 -----------
                                                                                  11,522,457
                                                                                 -----------
INDUSTRIAL SERVICES/SUPPLIES--1.18%
   2,200   Etown Corp. ........................................................       89,238
  18,000   Flowserve Corp. ....................................................      392,625
  11,900   Healthcare Services Group Inc.*.....................................      203,044
  44,050   Interpool Inc. .....................................................      729,578
   3,700   Leasing Solutions Inc.*.............................................      114,931
   7,900   McGrath Rentcorp. ..................................................      153,062
  13,335   Monro Muffler Brake Inc.*...........................................      169,188
  10,400   PLM International Inc. .............................................       66,950
  13,100   Sunrise Leasing Corp.*..............................................       55,675
   7,600   Superior Energy Services Inc. ......................................       32,300
   8,400   Superior Surgical Manufacturing Inc. ...............................      126,000
   7,946   Travel Ports America Inc.*..........................................       23,838
     680   Zimmerman Sign Co.*.................................................        2,720
                                                                                 -----------
                                                                                   2,159,149
                                                                                 -----------
INFORMATION & COMPUTER SERVICES--0.53%
   2,400   American Physicians Service Group...................................       16,200
   4,375   Corrpro Cos Inc. ...................................................       49,492
  31,000   Dames & Moore Inc. .................................................      387,500
   6,900   Right Management Consultants Inc.*..................................       87,975
   1,000   Transport Lux Corp. ................................................       10,625
  10,500   Transpro Inc. ......................................................       72,844
   1,000   Unidigital Inc. ....................................................        6,938
  14,600   URS Corp. New*......................................................      249,112
   2,300   Value Line Inc. ....................................................       84,812
                                                                                 -----------
                                                                                     965,498
                                                                                 -----------
LEISURE--2.81%
  46,600   Arctic Cat Inc. ....................................................      442,700
   5,300   Boston Acoustics Inc. ..............................................      212,000
  14,900   Cannondale Corp.*...................................................      163,900
   9,700   Compdent Corp.* ....................................................      162,475
  24,100   Department 56 Inc.*.................................................      840,487
     200   Ellett Brothers Inc. ...............................................          850
   3,800   First Commonwealth Inc.* ...........................................       53,200
   8,700   Go Video Inc.* .....................................................       33,713
  10,900   GT Bicycles Inc.*...................................................       81,750
  12,800   Harman International Industries Inc. ...............................      504,800
   4,700   Harveys Casino Resorts..............................................      127,487
   2,700   Health Power Inc.* .................................................       11,138
   3,700   ILX Inc.* ..........................................................       17,575
   6,300   Inland Entertainment Corp. .........................................       30,713
   5,500   Jackpot Enterprises Inc. ...........................................       64,625
   7,100   K2 Inc. ............................................................      134,900
   5,400   Koss Corp.*.........................................................       62,438
  26,600   Midway Games Inc.* .................................................      394,012
  11,100   Play By Play Toys & Novelties*......................................      111,000
  41,600   Polaris Industries Inc. ............................................    1,586,000
  27,500   Quintel Entertainment Inc.*.........................................       73,906
   4,100   Shuffle Master Inc.*................................................       31,775
   4,500   Sportsmans Guide Inc.* .............................................       21,375
                                                                                 -----------
                                                                                   5,162,819
                                                                                 -----------
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

LIFE INSURANCE--2.87%
   7,500   Allied Life Financial Corp. ........................................  $   215,625
  60,800   American Annuity Group Inc. ........................................    1,390,800
   7,000   American Heritage Life Investment Corp. ............................      168,875
   6,724   Amerus Life Holdings Inc. ..........................................      209,705
   2,812   Cotton States Life Insurance Co. ...................................       39,544
   7,115   Delphi Financial Group, Inc.*.......................................      399,329
   5,800   Independence Holding Co. New........................................       78,300
  23,000   Liberty Corp. ......................................................    1,128,437
  22,500   Life USA Holdings Inc.*.............................................      254,531
   4,000   National Western Life Insurance Co.*................................      486,000
  38,100   PennCorp Financial Group, Inc.(1) ..................................      404,813
  21,200   Presidential Life Corp. ............................................      447,850
   5,000   Standard Management Corp.*..........................................       36,875
                                                                                 -----------
                                                                                   5,260,684
                                                                                 -----------
MANUFACTURING--GENERAL--0.10%
   6,900   Alltrista Corp.* ...................................................      179,400
     100   Asahi / America Inc.* ..............................................          594
   1,514   Axiohm Transaction Solutions*.......................................       13,626
                                                                                 -----------
                                                                                     193,620
                                                                                 -----------
MANUFACTURING--HIGH TECHNOLOGY--0.30%
   4,800   Blonder Tongue Labs Inc.* ..........................................       46,800
   9,000   C&D Technologies....................................................      237,937
   7,700   Channell Commercial Corp.*..........................................       70,263
   2,600   DSP Technology Inc.*................................................       21,450
   2,800   Percon Acquisition Inc.*............................................       18,200
  10,600   Scott Technologies Inc.*............................................      152,375
   1,100   Thermwood Corp.*....................................................        9,213
                                                                                 -----------
                                                                                     556,238
                                                                                 -----------
MEDICAL PRODUCTS--0.66%
   5,900   American Dental Technologies*.......................................       29,869
   9,500   BMC Industries Inc. ................................................       66,500
  17,400   CNS Inc.* ..........................................................       75,038
   9,800   Coherent Inc.*......................................................      102,900
   7,700   Empi Inc.* .........................................................      131,862
   7,100   Maxxim Medical Inc.*................................................      180,162
   3,400   Medstone International Inc. New*....................................       28,900
   3,600   Mesa Labs Inc.* ....................................................       18,000
   6,800   Selas Corp. America.................................................       57,800
  11,000   Utah Medical Products Inc.*.........................................       79,063
  15,300   Vital Signs Inc. ...................................................      294,525
   5,000   West Inc. ..........................................................      139,062
                                                                                 -----------
                                                                                   1,203,681
                                                                                 -----------
MEDICAL PROVIDERS--1.04%
   4,500   Advanced Health Corp.(1) ...........................................       18,000
  10,100   Advocat Services, Inc.*.............................................       60,600
   3,000   Caretenders Healthcorp*.............................................       12,375
  25,200   Mariner Health Group Inc.*..........................................      300,825
  18,087   Medical Assurance Inc.*.............................................      488,349
  31,600   Phymatrix Corp.* ...................................................      195,525
  14,300   Raytel Medical Corp.*...............................................       67,925
   4,500   Safeguard Health Enterprises........................................       25,312
   7,800   Sierra Health Services Inc. ........................................      140,400

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONTINUED)
MEDICAL PROVIDERS--(CONCLUDED)

   4,200   Staff Builders Inc.*................................................  $     3,938
   6,700   Star Multi Care Services Inc. ......................................       10,887
  40,200   Sun Healthcare Group Inc.* (1)......................................      587,925
                                                                                 -----------
                                                                                   1,912,061
                                                                                 -----------
MINING & METALS--8.23%
  30,500   Alaska Steel Holding Corp. .........................................      486,094
 174,000   Armco Inc.*.........................................................      967,875
  13,200   Atchinson Casting Corp.*............................................      205,425
  12,200   Bayou Steel Corp.*..................................................       57,950
  17,400   Brush Wellman Inc. .................................................      276,225
   6,600   BWAY Corp.*.........................................................      126,225
  26,900   Carpenter Technology Corp. .........................................    1,165,106
   5,700   Castle A M & Co. ...................................................      110,794
  15,600   Chase Industries Inc.*..............................................      265,200
  28,700   Citation Corp.*.....................................................      398,213
  21,900   Cleveland Cliffs Inc. ..............................................    1,058,044
   9,400   Cold Metal Products Inc.*...........................................       45,825
  26,900   Commercial Metals Co. ..............................................      749,837
  13,700   Donnelly Corp. .....................................................      243,175
  11,500   Foster LB Co.*......................................................       60,375
  25,800   Friedmans Industries Inc. ..........................................      306,375
  43,700   Intermet Corp. .....................................................      846,687
  74,900   Kaiser Aluminum Corp. ..............................................      678,781
  11,700   Keystone Consolidated Industries Inc.*..............................      119,925
   5,500   Lindberg Corp. .....................................................       92,125
  15,600   Lone Star Technologies Inc. ........................................      197,925
   8,400   Maxxam Inc.*........................................................      492,450
  14,200   Mueller Industries Inc.*............................................      485,462
  69,800   National Steel Corp. ...............................................      680,550
   2,000   Northern Technologies International.................................       14,250
   6,000   Northwest Pipe Co.* ................................................      132,000
  18,700   NS Group Inc.* .....................................................      142,588
   2,600   Oglebay Norton Co. .................................................       95,550
   3,500   Olympic Steel Inc.*.................................................       39,813
   7,200   Park Ohio Holdings Corp.* ..........................................      135,450
   7,900   Pitt Desmoines Inc. ................................................      213,300
  27,500   Pittston Co. .......................................................      328,281
  20,400   RMI Titanium Co.*...................................................      427,125
   8,850   Roanoke Electric Steel Corp. .......................................      150,450
  28,400   Rouge Industries Inc. ..............................................      298,200
  11,600   Special Metals Corp.*...............................................      175,450
  11,800   Steel Technologies Inc. ............................................      110,625
   9,100   Steel West Virginia Inc.*...........................................       77,350
   7,000   Texas Industries Inc. ..............................................      260,750
  37,600   Titanium Metals Corp.(1)............................................      700,300
  10,100   Universal Stainless & Alloy*........................................       89,006
  25,100   Wolverine Tube Inc.*................................................      872,225
  45,100   Zeigler Coal Holding Co. ...........................................      721,600
   1,042   Zemex Corp.*........................................................        8,857
                                                                                 -----------
                                                                                  15,109,813
                                                                                 -----------
MOTOR VEHICLES--4.41%
  27,800   Arvin Industries Inc. ..............................................    1,080,725
   6,919   Autocam Corp. ......................................................      121,947
   7,400   Bandag Inc. ........................................................      253,912
   6,900   Cross Continent Auto Retailers*.....................................       50,025
   8,300   Defiance, Inc. .....................................................       59,138
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

MOTOR VEHICLES--(CONCLUDED)

   6,000   Edelbrock Corp.*....................................................  $    90,000
  20,000   Excel Industries, Inc. .............................................      262,500
     500   Global Motorsport Group Inc.*.......................................       10,063
   4,100   Hilite Industries Inc. .............................................       35,363
  62,000   Mascotech Inc. .....................................................    1,367,875
  16,400   Modine Manufacturing Co. ...........................................      547,350
   6,750   Monaco Coach Corp.*.................................................      164,531
   5,700   Motorcar Parts & Accesories Inc.*...................................       86,925
  11,300   Oshkosh Truck Corp. ................................................      274,025
  14,600   R & B Inc.*.........................................................      140,525
  19,400   Shiloh Industries Inc.*.............................................      346,775
  31,000   Simpson Industries, Inc. ...........................................      370,062
   6,800   SMC Corp.*..........................................................       42,075
  28,700   Standard Products Co. ..............................................      762,344
  39,600   Superior Industries International Inc. .............................    1,032,075
   6,852   Supreme Industries, Inc.*...........................................       72,374
  36,500   TBC Corp.*..........................................................      228,125
  13,800   Thor Industries, Inc. ..............................................      345,862
   3,025   Valley Forge Corp. .................................................       43,863
   9,690   Varlen Corp. .......................................................      301,601
                                                                                 -----------
                                                                                   8,090,060
                                                                                 -----------
OIL REFINING--0.62%
   3,500   Adams Resources & Energy Inc. ......................................       33,250
   4,400   Castle Energy Corp. ................................................       75,350
   2,500   Crown Central Petroleum Co.*........................................       30,313
  13,900   Giant Industries Inc. ..............................................      226,744
   9,400   Holly Corp. ........................................................      226,775
   7,762   Mercury Air Group, Inc.*............................................       62,096
  10,500   Petroleum Development Corp.* .......................................       50,531
  20,700   Tesoro Petroleum Corp.*.............................................      329,906
   6,600   World Fuel Services Corp. ..........................................      112,200
                                                                                 -----------
                                                                                   1,147,165
                                                                                 -----------
OIL SERVICES--0.57%
   6,300   Dawson Geophysical Co. .............................................      106,313
  20,700   Offshore Logistics Inc. ............................................      225,112
   6,200   Pool Energy Services Co. ...........................................       55,800
  12,500   Seacor Smit Inc. ...................................................      650,781
   1,200   TMBR / Sharp Drilling Inc. .........................................        9,300
                                                                                 -----------
                                                                                   1,047,306
                                                                                 -----------
OTHER INSURANCE--9.45%
  24,400   Acceptance Insurance Co.*...........................................      539,850
   5,200   ACMAT Corp.*........................................................       81,900
   2,300   Alfa Corp. .........................................................       46,288
  24,525   Allied Group Inc. ..................................................    1,155,741
   1,980   Amwest Insurance Group, Inc. .......................................       27,720
   1,900   Argonaut Group, Inc. ...............................................       58,188
  10,200   Atlantic American Corp.*............................................       51,000
   5,600   Bancinsurance Corp.*................................................       33,600
  43,400   Capital Re Corp. ...................................................    1,432,200
  19,000   Centris Group Inc. .................................................      213,750
  13,900   Chartwell Re Corp. .................................................      401,362
  23,800   Citizens Corp. .....................................................      685,737
   9,333   Donegal Group Inc. .................................................      167,994
  13,900   EMC Insurance Group Inc. ...........................................      185,044

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONTINUED)
OTHER INSURANCE--(CONCLUDED)

  19,600   Enhance Financial Services Group Inc.(1) ...........................  $   614,950
  17,721   Fidelity National Financial Inc. ...................................      667,860
  50,400   First American Financial Corp. .....................................    1,335,600
  19,000   Foremost Corp. of America...........................................      393,063
  60,170   Frontier Insurance Group Inc. ......................................    1,068,017
  35,145   Gainsco Inc. .......................................................      215,263
  46,200   Harleysville Group Inc. ............................................    1,079,925
   2,200   Investors Title Insurance Co. ......................................       55,550
  10,500   Landamerica Financial Group Inc. ...................................      576,187
  27,800   MMI Companies Inc. .................................................      559,475
  11,565   Mobile America Corp. Florida........................................      104,085
  29,500   NAC Reinsurance Corp. ..............................................    1,517,406
   5,200   National Information Group..........................................       46,800
  10,900   Navigators Group Inc.*..............................................      197,563
  11,100   Nymagic Inc. .......................................................      310,800
   3,080   Professionals Insurance Co. Management Group*.......................      101,255
  25,878   PXRE Corp. .........................................................      698,706
  15,875   RLI Corp. ..........................................................      671,711
   5,000   RTW Inc.*...........................................................       29,063
  44,500   Selective Insurance Group Inc. .....................................      862,187
   7,600   Stewart Information Services Corp. .................................      356,250
  20,150   Trenwick Group Inc. ................................................      700,212
   7,000   UNICO American Healthcare Co. ......................................      101,500
                                                                                 -----------
                                                                                  17,343,802
                                                                                 -----------
PUBLISHING--2.00%
  29,400   Bowne & Co. Inc. ...................................................    1,302,787
   3,000   Courier Corp. ......................................................       82,313
   5,000   Educational Development Corp. ......................................       17,500
  37,300   Franklin Quest Co.*.................................................      736,675
  12,800   Merrill Corp. ......................................................      304,000
  10,400   Primesource Corp. ..................................................       92,300
  20,300   Scientific Games Holdings Corp.*....................................      403,463
  20,300   Standard Register...................................................      733,337
                                                                                 -----------
                                                                                   3,672,375
                                                                                 -----------
RAILROADS--0.23%
   7,900   Railtex Inc.*.......................................................      112,575
  14,000   Westinghouse Air Brake Co. New......................................      306,250
                                                                                 -----------
                                                                                     418,825
                                                                                 -----------
REAL PROPERTY--7.63%
   7,000   American Buildings Co. New*.........................................      210,875
   5,200   American Woodmark Corp. ............................................      144,300
   5,800   Apogee Enterprises Inc. ............................................       75,219
   9,300   Beazer Homes USA Inc.*..............................................      227,269
   9,300   Butler Manufacturing Co. ...........................................      286,556
  16,700   Cameron Ashley Building Products, Inc.*.............................      270,331
   5,100   Catalina Lighting Inc.*.............................................       18,488
  18,520   Cavalier Homes Inc. ................................................      195,618
  38,000   Centex Construction Products Inc. ..................................    1,653,000
  16,650   D.R. Horton Inc. ...................................................      360,056
   6,100   Dominion Homes Inc.*................................................       79,681
  17,000   Dravo Corp.*........................................................      161,500
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

REAL PROPERTY--(CONCLUDED)

  12,000   Drew Industries Inc. New*...........................................  $   168,000
  11,100   Engle Homes Inc. ...................................................      172,050
  27,200   Florida Rock Industries, Inc. ......................................      744,600
  10,800   Fortress Group Inc. ................................................       60,750
  16,200   Giant Cement Holding, Inc.*.........................................      441,450
  43,500   Griffon Corp.*......................................................      489,375
  34,600   Hovnanian Enterprises Inc.*.........................................      337,350
   2,000   Interlake Corp.* ...................................................        7,375
   1,100   International Aluminum Corp. .......................................       32,381
   3,000   Jacobs Engineering Group Inc.*......................................       88,125
  11,700   Juno Lighting Inc. .................................................      245,700
  18,900   Lone Star Industries, Inc. .........................................    1,374,975
  19,900   M.D.C. Holdings, Inc. ..............................................      409,194
   6,288   MYR Group, Inc. ....................................................      100,215
   2,800   NCI Building Systems Inc.*..........................................       64,750
  15,100   NVR Inc.*...........................................................      594,563
  10,100   Patrick Industries Inc. ............................................      151,500
   8,100   Perini Corp.*.......................................................       54,675
  11,400   Robertson Ceco Corp.*...............................................      113,288
   4,800   Ryland Group Inc. ..................................................      108,900
   7,900   Schottenstein Homes Inc. ...........................................      188,119
  12,700   Skyline Corp. ......................................................      408,781
  10,472   Southdown, Inc. ....................................................      655,154
  25,600   Southern Energy Homes Inc.*.........................................      243,200
  59,000   Toll Brothers Inc.*.................................................    1,545,062
  18,600   United States Home Corp. New*.......................................      696,337
  10,400   Washington Homes Inc. New*..........................................       57,850
  28,500   Webb Delaware Corp. ................................................      708,937
   7,500   Zaring Homes Inc.* .................................................       60,000
                                                                                 -----------
                                                                                  14,005,549
                                                                                 -----------
RESTAURANTS--1.64%
   2,600   Arkansas Restaurants Corp.* ........................................       31,200
   3,500   Benihana Inc.*......................................................       29,750
  13,100   Blimpie International Inc. .........................................       43,394
  13,300   Cooker Restaurant Corp. ............................................      112,219
   5,400   ELXSI Corp.*........................................................       58,725
  60,500   Lone Star Steakhouse & Saloon*......................................      690,078
  41,100   Lubys Cafeterias Inc. ..............................................      670,443
   6,900   Max & Ermas Restaurants Inc.*.......................................       50,025
  16,200   Piccadilly Cafeterias Inc. .........................................      204,525
  80,000   Ryan's Family Steak Houses, Inc.*...................................      870,000
  10,000   Sbarro Inc. ........................................................      245,625
                                                                                 -----------
                                                                                   3,005,984
                                                                                 -----------
SECURITIES & ASSET MANAGEMENT--0.72%
   4,000   Interstate Johnson Lane, Inc. ......................................      126,750
   4,000   Jefferies Group, Inc. ..............................................      176,000
  28,050   Morgan Keegan, Inc. ................................................      664,435
   4,075   Raymond James Financial, Inc. ......................................      104,422
   7,970   Southwest Securities Group Inc. ....................................      170,846
   5,565   Stifel Financial Corp. .............................................       77,214
                                                                                 -----------
                                                                                   1,319,667
                                                                                 -----------
SEMICONDUCTOR--1.30%
  21,900   Audiovox Corp. .....................................................      101,287
  15,004   Bell Industries, Inc.*..............................................      157,542

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

COMMON STOCKS--(CONCLUDED)
SEMICONDUCTOR--(CONCLUDED)

   2,500   Cohu Inc. ..........................................................  $    49,063
  39,500   Ess Technology Inc.*................................................      139,484
  11,700   Integrated Circuit Systems Inc.*....................................      149,175
   6,000   Katy Industris Inc. ................................................      111,000
  22,900   Marshall Industries*................................................      535,287
  13,500   Micro Linear Corp.*.................................................       67,500
   4,700   Microsemi Corp.*....................................................       44,063
  15,000   Nu Horizons Electronics Corp.*......................................       75,937
  11,700   Oak Technology*.....................................................       38,025
   4,200   Optek Technology Inc.*..............................................       84,000
  37,900   Pilgrims Pride Corp. ...............................................      712,994
   5,700   Semex Corp. ........................................................       27,075
  11,200   Taitron Components Inc.*............................................       22,400
  15,300   Trident Microsystems Inc.*..........................................       66,938
                                                                                 -----------
                                                                                   2,381,770
                                                                                 -----------
SPECIALTY RETAIL--2.13%
   8,200   Advanced Marketing Services, Inc....................................      135,300
  13,500   Blair Corp. ........................................................      441,281
  17,200   Books A Million Inc. ...............................................       84,925
  13,700   Building Materials Holding Corp.*...................................      169,537
  13,100   D I Y Home Warehouse Inc.*..........................................       21,288
   8,400   Damark International Inc.*..........................................       67,200
  19,200   Discount Auto Parts Inc.*...........................................      489,600
   8,800   Duckwall Alto Stores Inc. New*......................................      149,600
   4,600   Finlay Enterprises Inc.*............................................      105,800
   5,995   Friedman Industries, Inc.*..........................................       37,469
  35,000   Global Directmail Corp.*............................................      463,750
  15,200   Haverty Furniture Companies Inc. ...................................      326,800
   6,400   Holiday RV Superstores Inc.*........................................       12,800
  13,700   Inacom Corp.*.......................................................      370,756
  11,900   Jan Bell Marketing Inc.*............................................       84,787
  11,200   Rex Stores Corp.*...................................................      126,700
NUMBER OF
 SHARES                                                                             VALUE
---------                                                                        -----------

SPECIALTY RETAIL--(CONCLUDED)

 148,800   Service Merchandise Co., Inc.*......................................  $   241,800
  16,600   Tandycrafts Inc.*...................................................       63,288
  11,500   Tractor Supply Co.*.................................................      281,750
   2,800   Trend Lines Inc. ...................................................       11,375
   9,400   Wolohan Lumber Co. .................................................      121,025
   6,000   York Group Inc. ....................................................      100,500
                                                                                 -----------
                                                                                   3,907,331
                                                                                 -----------
THRIFT--0.75%
  23,000   Bankatlantic Bancorp Inc. (1).......................................      235,750
  10,450   D & N Savings Financial Corp. ......................................      266,475
  15,100   Metrowest Bank......................................................      113,250
   2,656   Parkvale Financial Corp. ...........................................       90,968
   3,300   Saint Francis Capital Corp. ........................................      132,000
   1,600   Washington Savings Bank FSB.........................................       10,000
  34,500   Westcorp Inc. ......................................................      396,750
   6,362   York Financial Corp. ...............................................      129,626
                                                                                 -----------
                                                                                   1,374,819
                                                                                 -----------
TOBACCO--0.66%
  37,700   Consolidated Cigar Holdings Inc. ...................................      369,931
  62,500   Dimon Inc. .........................................................      679,688
  16,700   Standard Commercial Corp............................................      167,000
                                                                                 -----------
                                                                                   1,216,619
                                                                                 -----------
WIRELESS TELECOMMUNICATIONS--0.16%
   1,100   Amerilink Corp.* ...................................................       11,000
  54,000   Rohn Inds Inc. .....................................................      185,625
  16,200   Symmetricom Inc.*...................................................       97,200
                                                                                 -----------
                                                                                     293,825
                                                                                 -----------
Total Common Stocks (cost--$162,616,236).......................................  174,856,581
                                                                                 -----------

PRINCIPAL
 AMOUNT                                                       MATURITY   INTEREST
  (000)                                                         DATE      RATE
---------                                                    ----------  ------

REPURCHASE AGREEMENT--4.64%
 $ 8,520  Repurchase Agreement dated 07/31/98 with State
            Street Bank & Trust Company collateralized by
            $8,257,482 U.S. Treasury Bonds, 7.125% due
            2/29/00 (value--$8,691,000) proceeds:
            $8,523,550 (cost--$8,520,000)..................   08/03/98   5.000%      8,520,000
                                                                                  ------------
Total Investments (cost--$171,136,236)--99.90%.............                        183,376,581
                                                                                       181,679
Other assets in excess of liabilities--0.10%...............
                                                                                  ------------
Net Assets--100.00%........................................                       $183,558,260
                                                                                  ------------
                                                                                  ------------

-----------------

*      Non-Income producing security
(1)    Security, or portion thereof, was on loan at July 31, 1998.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1998

NUMBER OF
  SHARES                                                                                        VALUE
----------                                                                                   ------------
COMMON STOCKS--93.07%
BANKS--5.08%
   134,000  First American Corp. of Tennessee .............................................  $  6,298,000
    14,700  SIS Bancorp Inc. ..............................................................       723,975
    41,600  Webster Financial Corp. .......................................................     1,261,000
    44,100  Western Bancorp ...............................................................     1,819,125
                                                                                             ------------
                                                                                               10,102,100
                                                                                             ------------
COMPUTER HARDWARE--5.74%
    96,900  EMC Corp.* ....................................................................     4,748,100
    80,300  Henry Jack & Associates Inc. ..................................................     3,257,168
    18,000  Maxtor Corp.* .................................................................       126,000
    33,600  MMC Networks Inc.* ............................................................       722,400
    39,900  Network Appliance Inc.* .......................................................     1,665,825
    36,500  Xylan Corp.* (1) ..............................................................       901,094
                                                                                             ------------
                                                                                               11,420,587
                                                                                             ------------
COMPUTER SOFTWARE--11.10%
    41,000  Aspect Development Inc.* ......................................................     2,501,000
    28,600  Bindview Development Corp.* ...................................................       411,125
    36,000  Brio Technology Inc.* .........................................................       396,000
    85,400  Edwards J D & Co.* ............................................................     3,191,825
   132,400  Flexiinternational Software* ..................................................       761,300
    61,000  Hyperion Software Corp.* ......................................................     1,631,750
   147,300  Peerless Systems Corp.* .......................................................     2,872,350
   192,300  Platinum Technology Inc.* (1) .................................................     6,075,478
    75,500  Veritas Software Co.* .........................................................     4,237,438
                                                                                             ------------
                                                                                               22,078,266
                                                                                             ------------
CONSTRUCTION--0.97%
    91,500  National Equipment Services Inc.* (1)..........................................     1,189,500
    58,800  Neff Corp.* ...................................................................       735,000
                                                                                             ------------
                                                                                                1,924,500
                                                                                             ------------
DEFENSE/AEROSPACE--1.78%
    72,600  AAR Corp ......................................................................     1,837,688
    45,000  Kellstrom Industries Inc.* ....................................................     1,327,500
    38,700  LMI Aerospace Inc. ............................................................       377,325
                                                                                             ------------
                                                                                                3,542,513
                                                                                             ------------
DIVERSIFIED RETAIL--2.63%
   108,300  Cost Plus Inc.* ...............................................................     3,194,850
    58,300  Hibbett Sporting Goods Inc.* ..................................................     2,025,925
                                                                                             ------------
                                                                                                5,220,775
                                                                                             ------------
ELECTRIC UTILITIES--1.19%
    51,772  AES Corp.* (1) ................................................................     2,371,805
                                                                                             ------------
ELECTRICAL EQUIPMENT--2.07%
   110,600  Gemstar International Group Ltd.* .............................................     4,119,850
                                                                                             ------------
ELECTRONIC COMPONENTS--0.71%
    71,600  Burr Brown ....................................................................     1,400,675
                                                                                             ------------
ENVIRONMENTAL SERVICES--0.44%
    31,300  Superior Services Inc.* .......................................................       880,313
                                                                                             ------------
FINANCIAL SERVICES--4.23%
    85,600  Capital Trust .................................................................       754,350

NUMBER OF
  SHARES                                                                                        VALUE
----------                                                                                   ------------

FINANCIAL SERVICES--(CONCLUDED)

    34,200  First Sierra Financial Inc. ...................................................  $  1,043,100
   123,200  Nova Corp.* ...................................................................     4,027,100
   112,700  PMT Services Inc.* ............................................................     2,585,056
                                                                                             ------------
                                                                                                8,409,606
                                                                                             ------------
FOOD RETAIL--0.01%
     1,500  Schultz Sav-O Stores Inc. .....................................................        23,250
                                                                                             ------------
INDUSTRIAL SERVICES/SUPPLIES--5.90%
   156,900  Comfort Systems USA Inc.* .....................................................     3,500,831
    52,200  G & K Services Inc.* ..........................................................     2,596,950
    50,100  Intergrated Electrical Services* ..............................................       961,294
    16,300  Pittston Brinks Group .........................................................       581,706
    99,800  Profit Recovery Group International Inc.* .....................................     2,719,550
   117,900  Protection One Inc. ...........................................................     1,377,956
                                                                                             ------------
                                                                                               11,738,287
                                                                                             ------------
INFORMATION & COMPUTER SERVICES--4.17%
    48,000  Answerthink Consulting Group* .................................................     1,038,000
    18,400  Axent Technologies Inc.* ......................................................       443,900
    58,300  Snyder Communications Inc.* ...................................................     2,619,856
    51,300  SPR Inc.* .....................................................................     1,705,725
    69,500  Sun Guard Data Systems* .......................................................     2,475,938
                                                                                             ------------
                                                                                                8,283,419
                                                                                             ------------
LEISURE--2.31%
   103,800  Brookdale Living Community Inc.* ..............................................     2,199,262
    18,700  Family Golf Centers Inc.* (1) .................................................       462,825
    46,800  Marinemax Inc.* ...............................................................       503,100
    19,200  Royal Caribbean Cruises Ltd.* .................................................     1,426,800
                                                                                             ------------
                                                                                                4,591,987
                                                                                             ------------
MANUFACTURING--GENERAL--1.92%
   180,800  Mettler Toledo International Inc.* ............................................     3,819,400
                                                                                             ------------
MEDIA--6.51%
   135,900  Chancellor Media Corp.* .......................................................     6,557,175
    46,200  Emmis Communications Corp.* ...................................................     1,975,050
    29,700  Metro Networks Inc.* ..........................................................     1,136,025
    14,300  TCA Cable TV Inc.* ............................................................       823,144
    83,800  USA Networks Inc.* ............................................................     2,451,150
                                                                                             ------------
                                                                                               12,942,544
                                                                                             ------------
MEDICAL PRODUCTS--1.61%
    69,800  Coulter Pharmaceutical Inc.* ..................................................     1,823,525
    33,800  Renal Care Group Inc.* ........................................................     1,385,800
                                                                                             ------------
                                                                                                3,209,325
                                                                                             ------------
MEDICAL PROVIDERS--2.76%
    64,800  Alternative Living Services Inc.* (1) .........................................     1,842,750
    18,300  Province Healthcare Co.* ......................................................       507,825
   103,400  Sunrise Assisted Living Inc.* .................................................     3,140,775
                                                                                             ------------
                                                                                                5,491,350
                                                                                             ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

NUMBER OF
  SHARES                                                                                        VALUE
----------                                                                                   ------------

COMMON STOCKS--(CONCLUDED)

MINING & METALS--0.14%
    18,100  Metals USA Inc.* ..............................................................  $    266,975
                                                                                             ------------
OTHER INSURANCE--3.53%
    32,300  ACE Ltd. ......................................................................     1,185,006
    55,000  Ambac Inc. ....................................................................     3,203,750
    77,600  Capital Re Corp. ..............................................................     2,560,800
     5,500  Centris Group Inc. ............................................................        61,875
                                                                                             ------------
                                                                                                7,011,431
                                                                                             ------------
PUBLISHING--3.27%
    69,400  Consolidated Graphics Inc.* ...................................................     4,081,587
    75,800  Petersen Co. Inc.* ............................................................     2,425,600
                                                                                             ------------
                                                                                                6,507,187
                                                                                             ------------
REAL PROPERTY--3.82%
   186,300  Capital Automotive REIT .......................................................     2,549,981
   118,900  Indy Mac Mortgage Holdings Inc. ...............................................     2,504,331
    57,400  Resource Asset Investment Trust ...............................................     1,061,900
    61,800  Wilmar Industries Inc.* .......................................................     1,483,200
                                                                                             ------------
                                                                                                7,599,412
                                                                                             ------------
RESTAURANTS--2.38%
   101,050  Cheesecake Factory Inc.* ......................................................     1,970,475
    92,700  Dave & Busters Inc.* ..........................................................     2,039,400
    36,150  Sonic Corp.* ..................................................................       713,963
                                                                                             ------------
                                                                                                4,723,838
                                                                                             ------------
SEMICONDUCTOR--3.20%
   134,300  Applied Micro Circuits Corp.* .................................................     3,046,931
NUMBER OF
  SHARES                                                                                        VALUE
----------                                                                                   ------------

SEMICONDUCTOR--(CONCLUDED)

    76,100  Micrel Inc.* ..................................................................  $  2,283,000
    64,300  VLSI Technology Inc.* .........................................................     1,028,800
                                                                                             ------------
                                                                                                6,358,731
                                                                                             ------------
SPECIALTY RETAIL--11.06%
    73,900  Barnett Inc.* .................................................................     1,579,613
    89,200  COMPUSA Inc.* .................................................................     1,689,225
    33,400  Concepts Direct Inc.* .........................................................       480,125
    95,650  Dollar Tree Stores Inc.* ......................................................     4,340,119
   134,500  Linens 'N Things Inc.* ........................................................     3,782,812
    84,300  MSC Industrial Direct Inc., Class A* ..........................................     2,518,462
    31,900  Piercing Pagoda Inc.* .........................................................     1,140,425
    38,400  Restoration Hardware Inc.* ....................................................     1,214,400
   137,650  Staples, Inc.* ................................................................     4,525,244
    91,500  Sunglass Hut International Inc.* ..............................................       732,000
                                                                                             ------------
                                                                                               22,002,425
                                                                                             ------------
TRANSPORTATION--0.46%
    24,600  Coach USA Inc. ................................................................       917,888
                                                                                             ------------
WIRELESS TELECOMMUNICATIONS--4.08%
     2,700  Carrier Access Corp.* .........................................................        32,400
    42,500  Concord Communications Inc.* ..................................................     1,466,250
    93,400  Geotel Communications Corp.* ..................................................     4,156,300
    66,200  Nextlink Communications Inc.* (1) .............................................     2,457,675
                                                                                             ------------
                                                                                                8,112,625
                                                                                             ------------
Total Common Stocks (cost--$155,896,950)...................................................   185,071,064
                                                                                             ------------

PRINCIPAL
  AMOUNT                                                    MATURITY            INTEREST
  (000)                                                       DATE                RATE
----------                                            --------------------  ----------------
REPURCHASE AGREEMENT--7.90%

$  15,716   Repurchase Agreement dated 07/31/98 with
            State Street Bank & Trust Co.
            collateralized by $15,231,759 U.S.
            Treasury Notes, 7.125% due 02/29/00
            (value--$16,031,426) proceeds:
            $15,722,548 (cost-$15,716,000)..........        08/03/98             5.000%         15,716,000
                                                                                              ------------
Total Investments (cost--$171,612,950)--100.97%.....                                           200,787,064
Liabilities in excess of other assets--(0.97)%......                                            (1,931,637)
                                                                                              ------------
Net Assets--100.00%.................................                                          $198,855,427
                                                                                              ------------
                                                                                              ------------

-----------------

*      Non-Income producing security
REIT   Real estate investment trust
(1)    Security, or a portion thereof, was on loan at July 31, 1998.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1998

NUMBER OF
  SHARES                                                                                                 VALUE
----------                                                                                            ------------
COMMON STOCKS--94.29%
ARGENTINA--0.23%
OIL & GAS--0.23%
    13,000  YPF Sociedad Anonima Series D ADR.......................................................  $    380,250
                                                                                                      ------------
AUSTRALIA--1.10%
BANKS--0.17%
    44,000  Westpac Banking Corp. ..................................................................       278,328
                                                                                                      ------------
FINANCE--0.40%
    30,700  Lend Lease Corp. .......................................................................       660,382
                                                                                                      ------------
OIL & GAS--0.18%
    60,600  Woodside Petroleum Ltd. ................................................................       292,747
                                                                                                      ------------
TRANSPORTATION--0.35%
    98,500  Mayne Nickless Ltd. ....................................................................       577,587
                                                                                                      ------------
Total Australia Common Stocks.......................................................................     1,809,044
                                                                                                      ------------
BRAZIL--0.57%
OIL & GAS--0.37%
    27,000  Petroleo Brasileiro S.A. Petro(1).......................................................       604,125
                                                                                                      ------------
UTILITIES--0.20%
    21,000  Centrais Eletricas Brasileiras S.A. ADR(1)..............................................       320,250
     2,100  Centrais Geradoras Sul Do Bras ADR......................................................        17,850
                                                                                                      ------------
                                                                                                           338,100
                                                                                                      ------------
Total Brazil Common Stocks..........................................................................       942,225
                                                                                                      ------------
CHILE--0.15%
TELECOMMUNICATIONS--0.15%
    10,951  Compania de Telefonos de Chile S.A. ADR.................................................       241,606
                                                                                                      ------------
DENMARK--0.62%
BANKS--0.62%
    10,400  Unidanmark A/S..........................................................................     1,021,729
                                                                                                      ------------
EGYPT--0.46%
CONSTRUCTION--0.46%
    44,000  Suez Cement Company S.A.E. ADR..........................................................       750,200
                                                                                                      ------------
FINLAND--2.07%
TELECOMMUNICATIONS--2.07%
    38,800  Nokia Corp. ............................................................................     3,408,166
                                                                                                      ------------
FRANCE--13.94%
BANKS--2.24%
    15,300  Societe Generale........................................................................     3,682,977
                                                                                                      ------------
BASIC INDUSTRIES--2.33%
     9,900  Air Liquide S.A. .......................................................................     1,593,161
    40,800  Rhone-Poulenc S.A. .....................................................................     2,233,040
                                                                                                      ------------
                                                                                                         3,826,201
                                                                                                      ------------
CONSUMER GOODS--1.65%
     4,400  Promodes................................................................................     2,721,649
                                                                                                      ------------
DIVERSIFIED INDUSTRIES--0.48%
    26,900  Alstom..................................................................................       795,885
                                                                                                      ------------

NUMBER OF
  SHARES                                                                                                 VALUE
----------                                                                                            ------------

FRANCE--(CONCLUDED)

ENERGY--1.87%
    23,700  Elf Aquitaine...........................................................................  $  3,071,008
                                                                                                      ------------
FINANCE--2.49%
    29,900  AXP-UAP.................................................................................     4,094,929
                                                                                                      ------------
UTILITIES--2.88%
    21,659  Compania Generale des Eaux..............................................................     4,734,446
                                                                                                      ------------
Total France Common Stocks..........................................................................    22,927,095
                                                                                                      ------------
GERMANY--14.80%
AUTOMOTIVE MANUFACTURING--1.14%
     1,944  Bayerische Motoren Werke AG.............................................................     1,872,348
                                                                                                      ------------
BANKS--3.23%
    35,000  Bayerische Vereinsbank AG...............................................................     3,305,414
    25,500  Deutsche Bank AG........................................................................     2,006,858
                                                                                                      ------------
                                                                                                         5,312,272
                                                                                                      ------------
COMPUTER-BUSINESS SERVICES--1.35%
    30,000  Siemens AG..............................................................................     2,227,781
                                                                                                      ------------
COMPUTER SOFTWARE & SERVICES--1.66%
     3,700  SAP AG..................................................................................     2,735,117
                                                                                                      ------------
ENGINEERING SERVICES--2.31%
    35,700  Mannesman AG............................................................................     3,802,996
                                                                                                      ------------
INSURANCE--2.34%
    10,720  Allianz AG..............................................................................     3,844,713
                                                                                                      ------------
METALS & MINING--1.33%
     5,700  Preussag AG.............................................................................     2,178,875
                                                                                                      ------------
UTILITIES--1.44%
    40,200  Veba AG.................................................................................     2,372,815
                                                                                                      ------------
Total Germany Common Stocks.........................................................................    24,346,917
                                                                                                      ------------
GREECE--0.42%
BANKS--0.42%
     6,800  Alpha Credit Bank.......................................................................       684,760
                                                                                                      ------------
HONG KONG--1.77%
DIVERSIFIED HOLDING COMPANIES--0.31%
   160,000  Swire Pacific Ltd. .....................................................................       513,131
                                                                                                      ------------
FINANCE--0.75%
   257,000  Hutchison Whampoa Ltd. .................................................................     1,233,839
                                                                                                      ------------
REAL ESTATE--0.19%
   237,000  New World Development Ltd. .............................................................       315,042
                                                                                                      ------------
UTILITIES--0.52%
   290,000  China Telecom Ltd.(1)...................................................................       424,792
    97,000  CLP Holdings............................................................................       433,142
                                                                                                      ------------
                                                                                                           857,934
                                                                                                      ------------
Total Hong Kong Common Stocks.......................................................................     2,919,946
                                                                                                      ------------
INDIA--0.90%
UTILITIES--0.90%
    47,000  Mahanagar Telephone Nigam Ltd.(1).......................................................       552,250

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

NUMBER OF
  SHARES                                                                                                 VALUE
----------                                                                                            ------------

COMMON STOCKS--(CONTINUED)
INDIA--(CONCLUDED)
UTILITIES--(CONCLUDED)

    83,000  Videsh Sanchar Nigam Ltd. ..............................................................  $    933,750
                                                                                                      ------------
Total India Common Stocks...........................................................................     1,486,000
                                                                                                      ------------
ISRAEL--0.53%
HEALTHCARE--0.53%
    25,000  Teva Pharmaceutical Industries Ltd. ADS.................................................       865,625
                                                                                                      ------------
ITALY--6.48%
BANKS--2.21%
   198,200  IMI SPA.................................................................................     3,627,846
                                                                                                      ------------
ENERGY--1.26%
   319,483  ENI.....................................................................................     2,077,199
                                                                                                      ------------
INSURANCE--1.59%
   825,000  INA(1)..................................................................................     2,620,911
                                                                                                      ------------
UTILITIES--1.42%
   350,000  Telecom Italia Mobile...................................................................     2,333,400
                                                                                                      ------------
Total Italy Common Stocks...........................................................................    10,659,356
                                                                                                      ------------
JAPAN--13.03%
AUTO MANAFACTURER--1.47%
    45,000  Honda Motor Co. Ltd. ...................................................................     1,677,154
    30,000  Toyota Motor Corp. .....................................................................       736,413
                                                                                                      ------------
                                                                                                         2,413,567
                                                                                                      ------------
BASIC INDUSTRIES--0.63%
    62,000  Shin Etsu Chemical Company Ltd. ........................................................     1,028,903
                                                                                                      ------------
CAPITAL GOODS--4.53%
    62,000  Canon Inc. .............................................................................     1,414,742
   132,000  Hitachi Ltd. ...........................................................................       825,114
    11,000  Mabuchi Motor Co. ......................................................................       722,583
     7,000  Riso Kagaku Corp. ......................................................................       416,263
    18,000  Rohm Company Ltd. ......................................................................     1,940,396
    25,200  Sony Corp. .............................................................................     2,141,530
                                                                                                      ------------
                                                                                                         7,460,628
                                                                                                      ------------
CHEMICALS--0.94%
   124,000  Asahi Chemical Industries...............................................................       437,284
    68,000  Kao Corp. ..............................................................................     1,119,070
                                                                                                      ------------
                                                                                                         1,556,354
                                                                                                      ------------
CONSUMER DURABLES--2.19%
    28,000  Ito Yokado Company Ltd. ................................................................     1,349,468
    54,000  Marui Company Ltd. .....................................................................       797,193
    18,000  Secom Company Ltd. .....................................................................     1,050,477
    24,000  Shimachu Company Ltd. ..................................................................       404,923
                                                                                                      ------------
                                                                                                         3,602,061
                                                                                                      ------------
ENTERTAINMENT--0.58%
    26,000  Fuji Photo Film Co. Ltd. ...............................................................       958,235
                                                                                                      ------------
FINANCE--0.61%
    54,000  Mitsui Fudosan Company Ltd. ............................................................       423,054
NUMBER OF
  SHARES                                                                                                 VALUE
----------                                                                                            ------------

JAPAN--(CONCLUDED)
FINANCE--(CONCLUDED)

    12,000  Promise Co. Ltd. .......................................................................  $    574,194
                                                                                                      ------------
                                                                                                           997,248
                                                                                                      ------------
FOREST PRODUCTS--0.86%
   122,000  Toppan Printing Co. ....................................................................     1,410,483
                                                                                                      ------------
HEALTHCARE--1.22%
    40,000  Taisho Pharmaceutical Co. ..............................................................       802,102
    58,000  Yamanouchi Pharmaceutical Co. ..........................................................     1,201,148
                                                                                                      ------------
                                                                                                         2,003,250
                                                                                                      ------------
Total Japan Common Stocks...........................................................................    21,430,729
                                                                                                      ------------
MEXICO--0.92%
BANKS--0.41%
    67,000  Grupo Carso, S.A. de C.V. * (Series A)..................................................       285,586
   192,000  Grupo Financiero Banamex................................................................       384,215
                                                                                                      ------------
                                                                                                           669,801
                                                                                                      ------------
RETAIL--0.21%
   235,000  Cifra S.A. de C.V. Series C.............................................................       342,681
                                                                                                      ------------
UTILITIES--0.30%
     9,900  Telefonos de Mexico, S.A. de C.V. ADR...................................................       495,000
                                                                                                      ------------
Total Mexico Common Stocks..........................................................................     1,507,482
                                                                                                      ------------
NETHERLANDS--1.14%
MEDIA--1.14%
    44,000  VNU N.V. ...............................................................................     1,871,127
                                                                                                      ------------
NEW ZEALAND--0.24%
UTILITIES--0.24%
    90,000  Telecom Corporation of New Zealand Ltd. ................................................       403,543
                                                                                                      ------------
SINGAPORE--0.25%
BANKS--0.25%
    76,700  Development Bank of Singapore Ltd.......................................................       410,933
                                                                                                      ------------
SOUTH AFRICA--0.50%
LIFE INSURANCE--0.50%
    45,000  Liberty Life Assoc. of Africa ..........................................................       822,731
                                                                                                      ------------
SPAIN--3.52%
BANKS--3.52%
    61,700  Banco Central Hispanormer...............................................................     2,323,141
   122,600  Banco de Santander S.A. ................................................................     3,464,148
                                                                                                      ------------
Total Spain Common Stocks...........................................................................     5,787,289
                                                                                                      ------------
SWEDEN--3.72%
BANKS--2.48%
   112,000  Incentive AB............................................................................     1,923,043
   300,000  Nordbanken Holding AB...................................................................     2,150,970
                                                                                                      ------------
                                                                                                         4,074,013
                                                                                                      ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

NUMBER OF
  SHARES                                                                                                 VALUE
----------                                                                                            ------------

COMMON STOCKS--(CONCLUDED)
SWEDEN--(CONCLUDED)

HEALTHCARE--1.24%
   106,000  Astra AB................................................................................  $  2,040,026
                                                                                                      ------------
Total Sweden Common Stocks..........................................................................     6,114,039
                                                                                                      ------------
SWITZERLAND--7.21%
BANKS--1.71%
     6,462  UBS AG..................................................................................     2,804,841
                                                                                                      ------------
CONSUMER DURABLES--2.45%
     2,390  Novartis AG.............................................................................     4,031,171
                                                                                                      ------------
DIVERSIFIED INDUSTRIES--2.32%
    15,100  Credit Suisse Group.....................................................................     3,819,322
                                                                                                      ------------
FOOD PRODUCTS--0.73%
       580  Nestle S.A. ............................................................................     1,204,750
                                                                                                      ------------
Total Switzerland Common Stocks.....................................................................    11,860,084
                                                                                                      ------------
TAIWAN--0.19%
TRANSPORTATION--0.19%
    44,290  Evergreen Marine Corp. GDR(1)...........................................................       310,030
                                                                                                      ------------
UNITED KINGDOM--19.53%
BANKS--3.13%
   137,000  Lloyds TSB Group PLC....................................................................     1,870,882
    98,000  National Westminster Bank PLC...........................................................     1,696,881
    98,831  Royal Bank of Scotland Group PLC........................................................     1,582,117
                                                                                                      ------------
                                                                                                         5,149,880
                                                                                                      ------------
DIVERSIFIED INDUSTRIES--1.12%
   109,071  Wassall PLC.............................................................................       510,450
   171,000  General Electric Co. PLC................................................................     1,326,812
                                                                                                      ------------
                                                                                                         1,837,262
                                                                                                      ------------
ENGINEERING SERVICES--2.07%
   134,000  GKN PLC.................................................................................     1,608,835
    90,000  McKechnie PLC...........................................................................       595,411
   102,732  Smiths Industries PLC...................................................................     1,193,149
                                                                                                      ------------
                                                                                                         3,397,395
                                                                                                      ------------
HOUSEHOLD PRODUCTS--1.28%
   110,600  Reckitt & Colman PLC....................................................................     2,110,170
                                                                                                      ------------
LEISURE & ENTERTAINMENT--0.98%
   350,000  Ladbroke Group PLC......................................................................     1,617,983
                                                                                                      ------------
MANUFACTURING--1.13%
   188,000  Unilever PLC............................................................................     1,848,731
                                                                                                      ------------
OIL & GAS--1.88%
   348,000  LASMO PLC...............................................................................     1,196,605
   297,000  Shell Transportation & Trading Co. .....................................................     1,901,787
                                                                                                      ------------
                                                                                                         3,098,392
                                                                                                      ------------
PHARMACEUTICALS--2.23%
    77,000  Glaxo Wellcome PLC......................................................................     2,374,719
NUMBER OF
  SHARES                                                                                                 VALUE
----------                                                                                            ------------

UNITED KINGDOM--(CONCLUDED)
PHARMACEUTICALS--(CONCLUDED)

    34,000  Zeneca Group............................................................................  $  1,289,061
                                                                                                      ------------
                                                                                                         3,663,780
                                                                                                      ------------
REAL ESTATE--0.86%
   103,000  Land Securities PLC.....................................................................     1,418,353
                                                                                                      ------------
RETAIL--0.58%
   162,193  Safeway PLC.............................................................................       956,442
                                                                                                      ------------
RETAIL (ALL OTHER)--1.01%
   199,000  Marks & Spencer PLC.....................................................................     1,657,840
                                                                                                      ------------
TELECOMMUNICATIONS--1.38%
   176,000  Cable & Wireless PLC....................................................................     2,268,345
                                                                                                      ------------
TRANSPORTATION--0.59%
   425,000  NFC PLC.................................................................................       971,933
                                                                                                      ------------
UTILITIES--1.29%
   219,000  Scottish Power PLC......................................................................     2,123,168
                                                                                                      ------------
                                                                                                        32,119,674
Total United Kingdom Common Stocks..................................................................
                                                                                                      ------------
Total Common Stocks (cost--$132,244,238)............................................................   155,080,580
                                                                                                      ------------
PREFERRED STOCKS--0.58%
JAPAN--0.58%
BANKS--0.58%
    36,000  Sakura Finance..........................................................................       161,803
   114,000  Sanwa International Finance.............................................................       800,097
                                                                                                      ------------
Total Preferred Stocks (cost--$1,180,045)...........................................................       961,900
                                                                                                      ------------

    NUMBER
        OF
  WARRANTS
----------
WARRANTS--0.00%
PHILIPPINES--0.00%
REAL ESTATE--0.00%
   780,000  Belle Corp., warrants expiring 12/31/2000 (cost--$0)....................................           889
                                                                                                      ------------

    NUMBER
        OF
   RIGHTS
----------
RIGHTS--0.05%
GREECE--0.05%
BANKS--0.05%
       800  Alpha Credit............................................................................        80,560
                                                                                                      ------------
SPAIN--0.00%
BANKS--0.00%
   122,600  Banco de Santander S.A. ................................................................             0
                                                                                                      ------------
Total Rights (cost--$52,073)........................................................................        80,560
                                                                                                      ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

PRINCIPAL
  AMOUNT                                                           MATURITY    INTEREST
  (000)*                                                            DATES       RATES       VALUE
----------                                                       ------------  -------   ------------
CONVERTIBLE BONDS--1.13%
JAPAN--1.13%
ELECTRONICS--0.37%
    79,000  Nitto Denko Corp ..................................    03/31/99    2.200%    $    609,079
                                                                                         ------------
FINANCE--0.76%
     1,294  MBL International Finance..........................    11/30/02    3.000        1,242,240
                                                                                         ------------
Total Convertible Bonds (cost--$2,094,628).....................                             1,851,319
                                                                                         ------------

REPURCHASE AGREEMENT--5.19%
$    8,537  Repurchase Agreement dated 07/31/98 with State
              Street Bank & Trust Co., collateralized by
              $8,273,958 U.S. Treasury Notes, 7.125% due
              02/29/00 (value-$8,708,341); proceeds: $8,540,557
              (cost--$8,537,000)...............................    08/03/98    5.000        8,537,000
                                                                                         ------------
Total Investments (cost--$144,107,984)--101.24%................                           166,512,248
Liabilities in excess of other assets--(1.24)%.................                            (2,034,914)
                                                                                         ------------
Net Assets--100.00%............................................                          $164,477,334
                                                                                         ------------
                                                                                         ------------

-----------------

*      In local currency unless otherwise denoted.
ADR    American Depositary Receipt
ADS    American Depositary Security
GDR    Global Depositary Receipt
(1)    Security, or a portion thereof, was on loan at July 31, 1998.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                        CONTRACT TO          IN         MATURITY    UNREALIZED
                                                                          DELIVER       EXCHANGE FOR      DATES    (DEPRECIATION)
                                                                       --------------  ---------------  ---------  -------------
Australian Dollar....................................................         188,936  US$   114,552    08/04/98    $      (255)
French Franc.........................................................       1,569,890  US$   263,061    08/04/98           (110)
Japanese Yen.........................................................     920,123,680  US$ 6,632,000    10/08/98       (205,441)
Turkish Lira.........................................................  96,485,565,910  US$   355,380    08/04/98           (262)
                                                                                                                   -------------
                                                                                                                    $  (206,068)
                                                                                                                   -------------
                                                                                                                   -------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1998

NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------
COMMON STOCKS--81.69%
ARGENTINA--3.53%
ALCOHOLIC BEVERAGES--0.25%
   13,700  Quilmes Industrial Quinsa S.A. ADR .......................................................  $   155,838
                                                                                                       -----------
BANKS--0.48%
    8,240  Banco de Galicia y Buenos Aires S.A. de C.V. ADR..........................................      168,920
   35,700  IRSA Inversiones y Representaciones S.A. Class B..........................................      132,157
                                                                                                       -----------
                                                                                                           301,077
                                                                                                       -----------
DIVERSIFIED INDUSTRIALS--0.33%
   36,447  Compania Naviera Perez Companc S.A. Class B...............................................      211,499
                                                                                                       -----------
OIL EXPLORATION & PRODUCTION--1.10%
   56,780  Astra Cia Argentina de Petroleo S.A. Class B..............................................       86,917
   20,900  YPF Sociedad Anonima Series D ADR.........................................................      611,325
                                                                                                       -----------
                                                                                                           698,242
                                                                                                       -----------
PROPERTY--0.16%
    5,500  Cresud S.A. C.I.F.Y.A. ADR................................................................       99,000
                                                                                                       -----------
RETAILERS, GENERAL--0.20%
    7,700  Importadora & Exportadora de la Patagonia-Series B........................................      127,114
                                                                                                       -----------
TELECOMMUNICATIONS--1.01%
   40,600  Telecom Argentina Stet-Fran Tel S.A. Class B..............................................      277,032
   94,100  Telefonica de Argentina S.A. .............................................................      337,519
      700  Telefonica de Argentina S.A. Class B ADR..................................................       25,331
                                                                                                       -----------
                                                                                                           639,882
                                                                                                       -----------
Total Argentina Common Stocks........................................................................    2,232,652
                                                                                                       -----------
BOTSWANA--0.35%
BREWERIES, PUBS, & RESTAURANTS--0.35%
  172,000  Sechaba Breweries Ltd. ...................................................................      218,689
                                                                                                       -----------
BRAZIL--5.95%
ELECTRICITY--1.73%
17,860,000 Centrais Electricas Brasilieras S.A. (Electrobras)........................................      545,144
4,320,000  Companhia Paulista de Forca e Luz.........................................................      546,013
                                                                                                       -----------
                                                                                                         1,091,157
                                                                                                       -----------
TELECOMMUNICATIONS--4.22%
   22,050  Telecomunicacoes Brasileiras S.A. (Telebras) ADR..........................................    2,669,428
                                                                                                       -----------
Total Brazil Common Stocks...........................................................................    3,760,585
                                                                                                       -----------

NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

CHILE--3.18%
BANKS, RETAIL--0.46%
   20,600  Banco Santander Chile Series A ADR........................................................  $   292,262
                                                                                                       -----------
BREWERIES, PUBS, & RESTAURANTS--0.26%
    7,500  Compania Cervecerias Unidas S.A. ADS......................................................      164,063
                                                                                                       -----------
CHEMICALS--0.19%
    6,400  Administradora de Fondas de Pensiones Providia S.A. ADR...................................      117,200
                                                                                                       -----------
DIVERSIFIED INDUSTRIALS--0.17%
   11,200  Quinenco S.A. ADR.........................................................................      107,800
                                                                                                       -----------
ELECTRICITY--1.00%
   15,300  Chilectra ADR+............................................................................      369,112
   13,741  Gener S.A. Spon ADR.......................................................................      261,079
                                                                                                       -----------
                                                                                                           630,191
                                                                                                       -----------
EXTRACTIVE INDUSTRIES--0.14%
    2,600  Sociedad Quimica Y Minera de Chile S.A. Series B ADR......................................       91,000
                                                                                                       -----------
RETAILERS, FOOD--0.20%
    8,000  Distribucion y Servicio D&S ADS...........................................................      125,000
                                                                                                       -----------
TELECOMMUNICATIONS--0.76%
   21,850  Compania de Telecomunicaciones de Chile S.A. ADR..........................................      482,066
                                                                                                       -----------
Total Chile Common Stocks............................................................................    2,009,582
                                                                                                       -----------
CHINA--0.53%
ELECTRICAL APPLIANCES--0.13%
  127,000  Guangdong Kelon Electrical 'H' Shares.....................................................       80,313
                                                                                                       -----------
ELECTRICITY & GAS--0.32%
   18,300  Huaneng Power International Inc. ADR*.....................................................      200,156
                                                                                                       -----------
LAND TRANSPORTATION--0.08%
  266,000  Qingling Motors Company (Class H).........................................................       54,240
                                                                                                       -----------
Total China Common Stocks............................................................................      334,709
                                                                                                       -----------
CROATIA--0.33%
HEALTH/PERSONAL CARE--0.33%
   13,950  Pliva D.D. GDR*...........................................................................      205,763
                                                                                                       -----------
CZECH REPUBLIC--1.01%
HEAVY ENGINEERING/SHIPBUILDING--0.07%
    3,620  Skoda Koncern Plzen A.S. .................................................................       44,678
                                                                                                       -----------
UTILITIES--0.94%
   38,104  SPT Telecom A.S.*.........................................................................      594,412
                                                                                                       -----------
Total Czech Republic Common Stocks...................................................................      639,090
                                                                                                       -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

COMMON STOCKS--(CONTINUED)

EGYPT--0.33%
BANKS--0.21%
   13,800  Commercial International Bank GDR*........................................................  $   133,860
                                                                                                       -----------
OTHER FINANCIAL--0.12%
    6,160  EFG Hermes Holding S A E GDS..............................................................       72,380
                                                                                                       -----------
Total Egypt Common Stocks............................................................................      206,240
                                                                                                       -----------
GREECE--5.29%
BANKS--2.28%
    8,200  Alpha Credit Bank.........................................................................      825,740
    3,270  National Bank of Greece...................................................................      617,555
                                                                                                       -----------
                                                                                                         1,443,295
                                                                                                       -----------
BEVERAGE/TOBACCO MANUFACTURING--1.32%
   25,030  Hellenic Bottling Company S.A. ...........................................................      833,684
                                                                                                       -----------
FOOD/GROCERY PRODUCTS--0.48%
   11,600  Chipita...................................................................................      303,601
                                                                                                       -----------
UTILITIES--1.21%
   26,977  Hellenic Telecom Organization.............................................................      766,263
                                                                                                       -----------
Total Greece Common Stocks...........................................................................    3,346,843
                                                                                                       -----------
HONG KONG--1.57%
COMMERCE/INDUSTRIAL--0.17%
  454,000  Beijing Datang Power Generation Company Ltd. .............................................      107,223
                                                                                                       -----------
COMMUNICATIONS--0.31%
  134,000  China Telecom.............................................................................      196,283
                                                                                                       -----------
CONSTRUCTION--0.21%
   39,000  Anhui Expressway Co. Ltd. ................................................................        2,768
   84,000  Cheung Kong Infrastucture Holdings........................................................      131,716
                                                                                                       -----------
                                                                                                           134,484
                                                                                                       -----------
ELECTRICAL APPLIANCES--0.17%
  268,400  Founder Hong Kong Ltd. ...................................................................       73,608
  144,000  Legend Holdings Ltd. .....................................................................       32,336
                                                                                                       -----------
                                                                                                           105,944
                                                                                                       -----------
FOODS--0.08%
   68,000  Ng Fung Hong Ltd. ........................................................................       47,390
                                                                                                       -----------
MINING--0.23%
1,016,000  Yanzhou Coal Mining Co. Ltd. .............................................................      145,546
                                                                                                       -----------
REAL ESTATE--0.26%
  411,000  China Resources Beijing Land..............................................................       77,442
   97,000  New World Infrastructure*.................................................................       89,508
                                                                                                       -----------
                                                                                                           166,950
                                                                                                       -----------
SHIPPING--0.03%
   76,000  Cosco Pacific Ltd. Ord ...................................................................       21,088
                                                                                                       -----------
NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

HONG KONG--(CONCLUDED)

TRANSPORTATION EQUIPMENT--0.07%
  307,000  Zhejiang Expressway Co. Ltd. .............................................................  $    45,960
                                                                                                       -----------
WHOLESALE--0.04%
   98,000  Guangnan Holdings.........................................................................       25,295
                                                                                                       -----------
Total Hong Kong Common Stocks........................................................................      996,163
                                                                                                       -----------
HUNGARY--3.07%
BANKS--0.69%
    8,080  OTP Bank GDR..............................................................................      436,320
                                                                                                       -----------
CHEMICALS--0.05%
      910  Borsodchem RT GDR.........................................................................       29,802
                                                                                                       -----------
CONSTRUCTION/BUILDING MATERIALS--0.25%
    3,325  Pannonplast Muanuagipari..................................................................      155,474
                                                                                                       -----------
HEALTH/PERSONAL CARE--0.42%
    1,280  Egis Gyogyszergyar........................................................................       47,827
    2,750  Gedeon Richter RT GDS.....................................................................      217,937
                                                                                                       -----------
                                                                                                           265,764
                                                                                                       -----------
OIL--0.63%
   13,170  Magyar Olaj-Es Gazipare Reszvnytaras Ag. .................................................      400,368
                                                                                                       -----------
UTILITIES--1.03%
   20,420  Matav RT ADS..............................................................................      653,440
                                                                                                       -----------
Total Hungary Common Stocks..........................................................................    1,941,168
                                                                                                       -----------
INDIA--6.49%
BANKS--0.75%
   96,700  State Bank of India.......................................................................      477,478
                                                                                                       -----------
BUILDING MATERIALS & MERCHANTS--0.31%
    6,500  Associated Cement.........................................................................      197,711
                                                                                                       -----------
ELECTRICITY & GAS--0.33%
   28,600  BSES Ltd. Ord*............................................................................       98,806
   52,000  Tata Power Company........................................................................      107,544
                                                                                                       -----------
                                                                                                           206,350
                                                                                                       -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.46%
   58,000  Bharat Heavy Electricals Ltd. ............................................................      293,749
                                                                                                       -----------
ENGINEERING, VEHICLES--0.40%
   12,500  Bajaj Auto Ltd. ..........................................................................      195,065
   16,000  Mahindra & Mahindra Ltd. .................................................................       58,096
                                                                                                       -----------
                                                                                                           253,161
                                                                                                       -----------
HOUSEHOLD GOODS & TEXTILES--0.54%
    3,000  Hindustan Lever Ltd. .....................................................................      120,493
   69,000  Reliance Industries Ltd. .................................................................      220,541
                                                                                                       -----------
                                                                                                           341,034
                                                                                                       -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

COMMON STOCKS--(CONTINUED)
INDIA--(CONCLUDED)

OIL, INTEGRATED--1.11%
   64,000  Bharat Petroleum Corporation Ltd. ........................................................  $   480,564
   30,000  Hindustan Petroleum Corp. Ltd. ...........................................................      223,326
                                                                                                       -----------
                                                                                                           703,890
                                                                                                       -----------
PHARMACEUTICALS--0.40%
   18,000  Ranbaxy Laboratories Ltd. ................................................................      250,646
                                                                                                       -----------
TELECOMMUNICATIONS--1.47%
  152,000  Mahanagar Telephone Nigam Ltd. ...........................................................      752,320
    9,000  Videsh Sanchar Nigam Ltd. ................................................................      175,135
                                                                                                       -----------
                                                                                                           927,455
                                                                                                       -----------
TOBACCO--0.51%
   21,500  ITC Ltd. .................................................................................      320,352
                                                                                                       -----------
TRANSPORTATION--0.21%
  199,300  Great Eastern Shipping Co. ...............................................................      131,618
                                                                                                       -----------
Total India Common Stocks............................................................................    4,103,444
                                                                                                       -----------
INDONESIA--0.54%
FOODS--0.21%
  743,000  P.T. Indofoods Sukses Makmur..............................................................      134,192
                                                                                                       -----------
MISCELLANEOUS MANUFACTURING--0.05%
   40,000  P.T. Gudang Garam.........................................................................       27,072
                                                                                                       -----------
OILS--0.12%
    8,000  P.T. Gulf Indonesia Resources Ltd. .......................................................       77,000
                                                                                                       -----------
TELECOMMUNICATIONS--0.16%
   43,000  P.T. Indosat..............................................................................       47,660
  167,000  P.T. Telekomunikasi Indonesia.............................................................       55,243
                                                                                                       -----------
                                                                                                           102,903
                                                                                                       -----------
Total Indonesia Common Stocks........................................................................      341,167
                                                                                                       -----------
ISRAEL--4.77%
BANKS--1.86%
  152,500  Bank Hapoalim Ltd. .......................................................................      447,453
  374,040  Bank Leumi................................................................................      727,208
                                                                                                       -----------
                                                                                                         1,174,661
                                                                                                       -----------
PHARMACEUTICALS--0.50%
    9,120  Teva Pharmaceutical Industries Ltd., ADR..................................................      315,780
                                                                                                       -----------
RETAIL TRADE--0.67%
  130,340  Supersol Ltd. ............................................................................      427,110
                                                                                                       -----------
RETAILERS, FOOD--0.44%
   18,134  Blue Square-Israel Ltd ADR................................................................      278,810
                                                                                                       -----------
TELECOMMUNICATIONS--1.30%
   24,070  ECI Telecommunications Ltd. ..............................................................      821,389
                                                                                                       -----------
Total Israel Common Stocks...........................................................................    3,017,750
                                                                                                       -----------
NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

KOREA--4.70%
CAPITAL EQUIPMENT--0.49%
   43,000  Daewoo Heavy Industries...................................................................  $   193,596
   17,000  Samsung Heavy Industries..................................................................      117,432
                                                                                                       -----------
                                                                                                           311,028
                                                                                                       -----------
ELECTRICAL APPLIANCES--2.52%
   47,330  L.G. Electronics..........................................................................      488,493
    3,984  Samsung Display Devices Co. ..............................................................      132,261
   26,287  Samsung Electronics Co. ..................................................................      972,010
                                                                                                       -----------
                                                                                                         1,592,764
                                                                                                       -----------
ELECTRICITY & GAS--0.29%
   13,100  Korea Electric Power Corp. ...............................................................      186,306
                                                                                                       -----------
FINANCIAL--0.53%
   41,506  Kookmin Bank..............................................................................      195,640
   35,000  Shinhan Bank..............................................................................      137,525
                                                                                                       -----------
                                                                                                           333,165
                                                                                                       -----------
IRON & STEEL--0.32%
    4,450  Pohang Iron & Steel Co. Ltd. .............................................................      203,127
                                                                                                       -----------
TELECOMMUNICATIONS--0.55%
      608  SK Telecom Company Ltd. ..................................................................      348,198
                                                                                                       -----------
Total Korea Common Stocks............................................................................    2,974,588
                                                                                                       -----------
MALAYSIA--0.31%
ELECTRICITY & GAS--0.11%
   79,000  Tenaga Nasional Berhad....................................................................       66,784
                                                                                                       -----------
SERVICES--0.20%
   67,000  Resorts World Berhad......................................................................       78,648
   40,000  Tanjong PLC...............................................................................       48,307
                                                                                                       -----------
                                                                                                           126,955
                                                                                                       -----------
Total Malaysia Common Stocks.........................................................................      193,739
                                                                                                       -----------
MAURITIUS--0.42%
OTHER FINANCIAL--0.42%
  301,000  State Bank of Mauritius Ltd. .............................................................      267,417
                                                                                                       -----------
MEXICO--10.49%
BANKS--0.31%
   96,700  Grupo Financiero Banamex Accivl Series 'B'................................................      193,508
                                                                                                       -----------
BREWERIES, PUBS, & RESTAURANTS--1.20%
  247,400  Fomento Economico Mexica S.A. de C.V. Series B*...........................................      758,989
                                                                                                       -----------
BUILDING MATERIALS & MERCHANTS--1.26%
  215,682  Cemex S.A. de C.V. .......................................................................      795,955
                                                                                                       -----------
CONSTRUCTION--1.19%
   64,000  Consorico ARA S.A. de C.V. ...............................................................      204,958

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

COMMON STOCKS--(CONTINUED)
MEXICO--(CONCLUDED)
CONSTRUCTION--(CONCLUDED)

   21,800  Empresas Ica Sociedad Controladora, S.A. de C.V. ADR......................................  $   200,288
   82,700  Grupo Industrial Saltillo, S.A. de C.V. ..................................................      262,525
   29,800  Hylsamex S.A. de C.V. ....................................................................       86,575
                                                                                                       -----------
                                                                                                           754,346
                                                                                                       -----------
DIVERSIFIED INDUSTRIALS--0.56%
   83,600  Grupo Carso, S.A. de C.V. Series A*.......................................................      356,343
                                                                                                       -----------
FOOD PRODUCERS--0.78%
  203,204  Grupo Industrial Bimbo S.A. de C.V. Series 'A' NPV........................................      414,842
   88,000  Sistema Argos, S.A. de C.V. Series B......................................................       75,414
                                                                                                       -----------
                                                                                                           490,256
                                                                                                       -----------
MEDIA--1.08%
  212,700  Controladora Commercial Mexicana..........................................................      178,940
   14,300  Grupo Televisa, S.A. de C.V. GDS..........................................................      504,075
                                                                                                       -----------
                                                                                                           683,015
                                                                                                       -----------
METALS--0.14%
    9,000  Tubos de Acero de Mexico S.A. de C.V. ADR*................................................       88,313
                                                                                                       -----------
PAPER, PACKAGING & PRINTING--0.31%
   66,750  Kimberly-Clark de Mexico S.A. de C.V. ....................................................      194,672
                                                                                                       -----------
RETAILERS, GENERAL--0.95%
  413,800  Cifra S.A. de C.V. Series C*..............................................................      603,410
                                                                                                       -----------
TELECOMMUNICATIONS--2.71%
   28,800  Telefonos de Mexico, S.A. de C.V. ADR.....................................................    1,440,000
   21,700  TV Azteca S.A. de C.V. ADR................................................................      276,675
                                                                                                       -----------
                                                                                                         1,716,675
                                                                                                       -----------
Total Mexico Common Stocks...........................................................................    6,635,482
                                                                                                       -----------
PAKISTAN--0.33%
CHEMICALS--0.07%
   14,950  Engro Chemicals Ord.......................................................................       18,739
   25,000  Fauji Fertilizer Ltd. ....................................................................       21,969
                                                                                                       -----------
                                                                                                            40,708
                                                                                                       -----------
ELECTRICITY--0.09%
  232,000  Hub Power Co. Ltd. .......................................................................       58,027
                                                                                                       -----------
TELECOMMUNICATIONS--0.17%
  292,000  Pakistan Telecommunications Corp. Ord. A..................................................      108,025
                                                                                                       -----------
Total Pakistan Common Stocks.........................................................................      206,760
                                                                                                       -----------
PERU--1.53%
BANKS--0.25%
  230,000  Banco Continental.........................................................................      160,949
                                                                                                       -----------
NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

PERU--(CONCLUDED)

ELECTRICITY--0.27%
  200,000  Luz Del Sur S.A. Class B..................................................................  $   170,678
                                                                                                       -----------
TELECOMMUNICATIONS--1.01%
   30,000  Telefonica Del Peru ADS...................................................................      637,500
                                                                                                       -----------
Total Peru Common Stocks.............................................................................      969,127
                                                                                                       -----------
PHILIPPINES--1.21%
ELECTRICITY & GAS--0.30%
   79,520  Manila Electric Co. Class B...............................................................      192,661
                                                                                                       -----------
REAL ESTATE--0.22%
  531,820  Ayala Land Inc. Class B...................................................................      135,797
                                                                                                       -----------
TELECOMMUNICATIONS--0.69%
2,524,000  Digital Telecommunications Philippines....................................................       68,346
   16,880  Philippine Long Distance Telephone Co. ...................................................      370,879
                                                                                                       -----------
                                                                                                           439,225
                                                                                                       -----------
Total Philippines Common Stocks......................................................................      767,683
                                                                                                       -----------
POLAND--2.61%
AUTO COMPONENTS--0.21%
   20,950  Stomil Olsztyn S.A. ......................................................................      134,846
                                                                                                       -----------
BANKS--0.69%
    4,820  Bank Przemslawa-Handlowy S.A. ............................................................      435,183
                                                                                                       -----------
CONSTRUCTION/BUILDING MATERIALS--0.18%
    7,000  Gorazdze S.A. ............................................................................      116,208
                                                                                                       -----------
DIVERSIFIED HOLDINGS COMPANIES--1.28%
   56,500  Elektrim Spolka Akcyjna S.A. .............................................................      809,611
                                                                                                       -----------
ELECTRICAL EQUIPMENT--0.25%
   30,700  Bydgoska Fabryka Kabli S.A. ..............................................................      154,685
                                                                                                       -----------
Total Poland Common Stocks...........................................................................    1,650,533
                                                                                                       -----------
PORTUGAL--3.39%
BANKS--0.24%
    4,280  Banco Espirito Santo e Comercial de Lisboa................................................      154,515
                                                                                                       -----------
FINANCIAL INSTITUTIONS/SERVICES--0.36%
    7,440  Compania de Seguros Mundial Confianca.....................................................      225,702
                                                                                                       -----------
FORESTRY/PAPER PRODUCTS--0.79%
   19,300  Semapa-Sociedade de Investimento e Gestao SGPS S.A. ......................................      502,197
                                                                                                       -----------
RETAIL TRADE--0.76%
    9,160  Estabelecimentos Jeronimo Martins & Filho.................................................      482,280
                                                                                                       -----------
UTILITIES--1.24%
    7,850  Portugal Telecom S.A. ....................................................................      450,376

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

COMMON STOCKS--(CONTINUED)
PORTUGAL--(CONCLUDED)
UTILITIES--(CONCLUDED)

    1,900  Telecel-Comunicacaoes Pessoais Ord........................................................  $   330,707
                                                                                                       -----------
                                                                                                           781,083
                                                                                                       -----------
Total Portugal Common Stocks.........................................................................    2,145,777
                                                                                                       -----------
RUSSIA--1.50%
MACHINERY/ENGINE SERVICES--0.45%
   20,340  Unified Energy System.....................................................................      284,760
                                                                                                       -----------
OIL--0.92%
    3,000  Gazprom ADR*..............................................................................       31,950
    5,240  Lukoil Holding............................................................................      174,230
   68,090  Surgutneftegaz ADR........................................................................      374,495
                                                                                                       -----------
                                                                                                           580,675
                                                                                                       -----------
OIL, INTEGRATED--0.13%
   14,000  Ao Mosenergo ADR..........................................................................       80,500
                                                                                                       -----------
Total Russia Common Stocks...........................................................................      945,935
                                                                                                       -----------
SOUTH AFRICA--8.76%
BANKS, RETAIL--0.74%
   85,300  Amalgamated Bank of South Africa..........................................................      467,302
                                                                                                       -----------
BREWERIES, PUBS, & RESTAURANTS--0.77%
   24,573  South African Breweries Ltd. .............................................................      487,040
                                                                                                       -----------
DIVERSIFIED INDUSTRIALS--1.96%
    8,825  Anglo American Industrial Corp. ..........................................................      158,460
  110,332  Barlow Limited............................................................................      546,698
  234,275  Malbak Ltd. ..............................................................................      114,935
   66,700  Rembrandt Group Ltd. .....................................................................      419,943
                                                                                                       -----------
                                                                                                         1,240,036
                                                                                                       -----------
ELECTRICITY--0.40%
   89,200  Energy Africa Ltd. .......................................................................      251,627
                                                                                                       -----------
EXTRACTIVE INDUSTRIES--0.71%
   12,700  Anglo American Corporation of South Africa Ltd. ..........................................      452,756
                                                                                                       -----------
FINANCIAL SERVICES--0.90%
  358,975  First Rand Ltd. ..........................................................................      569,429
                                                                                                       -----------
OIL EXPLORATION & PRODUCTION--0.86%
   86,760  Sasol Ltd. ...............................................................................      542,693
                                                                                                       -----------
OTHER FINANCIAL--0.43%
   24,600  Fedsure Holdings Ltd. ....................................................................      270,741
                                                                                                       -----------
PAPER, PACKAGING & PRINTING--0.74%
   98,000  Nampak Ltd. ..............................................................................      160,262
   68,000  Sappi.....................................................................................      309,141
                                                                                                       -----------
                                                                                                           469,403
                                                                                                       -----------
NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

SOUTH AFRICA--(CONCLUDED)

PHARMACEUTICALS--0.41%
   48,567  South African Druggist Ltd. ..............................................................  $   258,918
                                                                                                       -----------
RETAILERS, GENERAL--0.84%
   41,815  Ellerine Holdings Ltd. ...................................................................      182,919
   59,619  LA Retail Stores Ltd. ....................................................................      120,895
  321,000  Metro Cash And Carry......................................................................      225,724
                                                                                                       -----------
                                                                                                           529,538
                                                                                                       -----------
Total South Africa Common Stocks.....................................................................    5,539,483
                                                                                                       -----------
TAIWAN--4.68%
BANKS--0.29%
  376,000  Bank Sinopac..............................................................................      180,533
                                                                                                       -----------
COMMERCE/INDUSTRIAL--0.53%
   41,250  Asustek Computer Inc. ....................................................................      338,250
                                                                                                       -----------
ELECTRICAL APPLIANCES--2.31%
    6,125  Acer Inc. GDR.............................................................................       33,075
   76,000  D-Link Ord................................................................................      194,617
   49,000  Phoenixtec Power Company..................................................................      122,625
  241,000  Siliconware Precision Industries Co. .....................................................      413,764
    6,408  Siliconware Precision Industries Co. GDR*.................................................       61,837
  281,000  Taiwan Semiconductor Manufacturing Co. ...................................................      637,800
                                                                                                       -----------
                                                                                                         1,463,718
                                                                                                       -----------
INSURANCE--0.11%
    6,000  Fubon Insurance Co. Ltd. GDS..............................................................       69,000
                                                                                                       -----------
MISCELLANEOUS FINANCIAL--0.53%
   49,000  ROC Taiwan Fund*..........................................................................      333,812
                                                                                                       -----------
MISCELLANEOUS MANUFACTURING--0.06%
    4,125  Teco Electric & Machinery Ltd. GDR........................................................       35,681
                                                                                                       -----------
REAL ESTATE--0.57%
  153,000  Delpha Construction Corp. ................................................................      178,088
  147,000  Kindom Company............................................................................      181,798
                                                                                                       -----------
                                                                                                           359,886
                                                                                                       -----------
TEXTILES--0.28%
   78,000  Nien Hsing Textile Company Ltd. ..........................................................      177,041
                                                                                                       -----------
Total Taiwan Common Stocks...........................................................................    2,957,921
                                                                                                       -----------
THAILAND--1.18%
BANKS--0.19%
  161,000  Thai Farmers Bank Public Company Ltd. ....................................................      122,328
                                                                                                       -----------
ELECTRICITY & GAS--0.26%
   93,500  Electricity Generating Public Company Ltd. ...............................................      160,417
                                                                                                       -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------

COMMON STOCKS--(CONCLUDED)
THAILAND--(CONCLUDED)

MINING--0.48%
   36,200  PTT Exploration & Production Public Company Ltd. .........................................  $   303,441
                                                                                                       -----------
TELECOMMUNICATIONS--0.25%
   30,000  Advanced Info Services Public Company Ltd. ...............................................      158,824
                                                                                                       -----------
Total Thailand Common Stocks.........................................................................      745,010
                                                                                                       -----------
TURKEY--2.99%
BANKS--1.23%
6,971,750  Akbank T.A.S. ............................................................................      210,720
18,300,710 Yapi Ve Kredi Bankasi.....................................................................      566,627
                                                                                                       -----------
                                                                                                           777,347
                                                                                                       -----------
ELECTRICAL EQUIPMENT--0.15%
  607,480  Vestel Electronic Sanayi ve Ticaret.......................................................       97,403
                                                                                                       -----------
FINANCIAL INSTITUTIONS/SERVICES--0.34%
3,303,290  Haci Omer Sabanci.........................................................................      216,120
                                                                                                       -----------
MEDIA--0.34%
16,078,260 Dogan Yayin Holdings......................................................................      213,350
                                                                                                       -----------
RETAIL TRADE--0.77%
  474,404  Migros Turk T.A.S. .......................................................................      489,617
                                                                                                       -----------
UTILITIES--0.16%
1,638,380  Northern Elektrik Telekomvaskayson A.S. ..................................................       98,134
                                                                                                       -----------
Total Turkey Common Stocks...........................................................................    1,891,971
                                                                                                       -----------
VENEZUELA--0.40%
ELECTRICITY--0.21%
  272,521  Electricidad de Caracas...................................................................      133,161
                                                                                                       -----------
TELECOMMUNICATIONS--0.19%
    5,200  Compania Anonima National Telecom de Venezuela (CANTV) ADR................................      117,650
                                                                                                       -----------
Total Venezuela Common Stocks........................................................................      250,811
                                                                                                       -----------
ZIMBABWE--0.25%
EXTRACTIVE INDUSTRIES--0.10%
   64,300  Meikles Africa Ltd. ......................................................................       64,300
                                                                                                       -----------
OTHER FINANCIAL--0.15%
  192,000  NMBZ Holdings Ltd. .......................................................................       96,000
                                                                                                       -----------
Total Zimbabwe Common Stocks.........................................................................      160,300
                                                                                                       -----------
Total Common Stocks (cost--$57,607,416)..............................................................   51,656,382
                                                                                                       -----------
NUMBER OF
 SHARES                                                                                                   VALUE
---------                                                                                              -----------
PREFERRED STOCKS--9.14%
BRAZIL--9.14%
BANKS--1.89%
19,965,876 Banco Bradesco S.A. ......................................................................  $   168,235
   29,000  Companhia Vale Rio Doce...................................................................      598,427
6,000,000  Uniao de Bancos Brasilieros S.A. (Unibanco)...............................................      428,184
                                                                                                       -----------
                                                                                                         1,194,846
                                                                                                       -----------
BREWERIES, PUBS, & RESTAURANTS--0.51%
  452,000  Companhia Cervejaria Brahma...............................................................      324,509
                                                                                                       -----------
BUILDING MATERIALS & MERCHANTS--0.36%
1,286,300  Companhia Cimento Portland Itau (CIA).....................................................      226,724
                                                                                                       -----------
ELECTRICITY--1.34%
18,240,000 Centrais Electricas Brasileiras S.A. (Electrobras)........................................      580,111
   24,300  Companhia Paranaense de Energia Copel ADR.................................................      264,262
                                                                                                       -----------
                                                                                                           844,373
                                                                                                       -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.96%
  336,806  Multibras S.A. Eletrodomesticos...........................................................      144,794
3,437,478  Telecomunicacoes do Rio de Janiero S.A. (Telerj)..........................................      242,062
3,437,478  Telesp Cellular S.A. Pref B ..............................................................      218,712
                                                                                                       -----------
                                                                                                           605,568
                                                                                                       -----------
ENGINEERING--0.57%
   66,050  Usinas Siderurgicas de Minas Gerais S.A. (Usiminas).......................................      357,779
                                                                                                       -----------
OIL EXPLORATION & PRODUCTION--1.76%
5,085,000  Petroleo Brasileiros S.A. (Petrobras).....................................................    1,114,892
                                                                                                       -----------
SUPPORT SERVICES--0.83%
15,541,879 Companhia Energetica de Minas Gerais......................................................      527,840
                                                                                                       -----------
TELECOMMUNICATIONS--0.92%
1,526,423  Telecomunicacoes de Sao Paulo S.A. (Telesp)...............................................      377,993
1,971,423  Telesp Celular S.A........................................................................      202,558
                                                                                                       -----------
                                                                                                           580,551
                                                                                                       -----------
Total Preferred Stocks (cost--$5,902,246)............................................................    5,777,082
                                                                                                       -----------

NUMBER OF
WARRANTS
---------

WARRANTS--0.01%
ISRAEL--0.01%
BANKS--0.01%
   20,000  Bank Leumi, warrants expiring 08/10/98 (cost--$4,177).....................................        6,433
                                                                                                       -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

NUMBER OF
 RIGHTS                                                                                                   VALUE
---------                                                                                              -----------
RIGHTS--0.72%
BRAZIL--0.00%
BANKS, RETAIL--0.00%
  549,020  Banco Bradesco S.A., rights expiring 09/14/98 ............................................  $     1,227
   11,000  Companhia Vale do Rio Doce, rights expiring 12/31/99......................................            0
                                                                                                       -----------
                                                                                                             1,227
                                                                                                       -----------
CHILE--0.00%
TELECOMMUNICATIONS--0.00%
    1,382  Compania de Telecommunicacion de Chile S.A., rights expiring 08/17/98.....................          475
                                                                                                       -----------
GREECE--0.11%
BANKS--0.11%
      661  Alpha Credit Bank, rights expiring 08/19/98...............................................       66,563
                                                                                                       -----------

NUMBER OF
 RIGHTS                                                                                                   VALUE
---------                                                                                              -----------
TAIWAN--0.00%
BANKS--0.00%
  376,000  Bank Sinopac, rights expiring 09/14/98....................................................  $     2,052
                                                                                                       -----------
TURKEY--0.61%
UTILITIES--0.61%
1,638,380  Netas Telekomunik, rights expiring 08/10/98...............................................      386,798
                                                                                                       -----------
Total Rights (cost--$43,026).........................................................................      457,115
                                                                                                       -----------

PRINCIPAL
 AMOUNT                                                              MATURITY            INTEREST
 (000)**                                                              DATES               RATES
---------                                                      --------------------  ----------------
REPURCHASE AGREEMENT--7.28%

$   4,605  Repurchase Agreement dated 07/31/98 with State
           Street Bank & Trust Co., collateralized by
           $4,463,111 U.S. Treasury Notes, 7.125% due
           02/29/00 (value--$4,697,424) proceeds: $4,606,919
           (cost--$4,605,000)................................        08/03/98             5.000%         4,605,000
                                                                                                       -----------

SHORT-TERM INVESTMENTS--0.33%
INDONESIA--0.33%
2,800,000  Sertifikat Bank Indonesia (cost--$187,410)........        08/11/98            65.160#           209,867
                                                                                                       -----------
                                                                                                        62,711,879
Total Investments (cost--$68,349,275)--99.17%................
                                                                                                           525,241
Other assets in excess of liabilities--0.83%.................
                                                                                                       -----------
Net Assets--100.00%..........................................                                          $63,237,120
                                                                                                       -----------
                                                                                                       -----------

-----------------

*      Non-income producing security
**     In local currency unless otherwise indicated.
+ Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#      Zero coupon bond; rate represents annualized yield at date of purchase.
ADR    American Depositary Receipt
ADS    American Depositary Shares
GDR    Global Depositary Receipt
GDS    Global Depositary Shares
(1)    Security, or a portion thereof, was on loan at July 31, 1998.

                 See accompanying notes to financial statements

                      [This page intentionally left blank]

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1998

                                                             PACE
                                                          GOVERNMENT        PACE           PACE
                                              PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                          MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------
ASSETS
Investments, at value
  (cost--$25,509,187; $217,802,548;
  $97,404,966; $146,508,624;
  $49,943,813; $86,919,559;
  $232,829,360; $211,948,312;
  $171,136,236; $171,612,950;
  $144,107,984 and $68,349,275,
  respectively).........................  $25,509,187    $219,462,367   $98,159,834    $148,954,053
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $7,600,000; $12,540,000;
  $0; $0; $23,713,450; $10,709,799;
  $30,801,800; $2,819,800; $8,754,500;
  $3,895,700 and $2,900,016,
  respectively).........................      --            7,600,000    12,540,000         --
Cash (including cash denominated in
  foreign currencies)...................          807       2,906,917       --              --
Receivable for investments sold.........      --           23,352,706       --               54,971
Receivable for shares of beneficial
  interests sold........................       44,533         139,870        88,651         126,009
Receivable from adviser.................        9,295         --            --              --
Unrealized appreciation of forward
  foreign currency contracts............      --              --            --              --
Dividends and interest receivable.......      130,976       1,012,124     1,550,103       1,340,502
Deferred organizational costs...........       39,037          39,037        39,037          39,037
Other assets............................       42,180          29,153        42,039          16,076
                                          ------------   ------------   ------------   ------------
Total assets............................   25,776,015     254,542,174   112,419,664     150,530,648
                                          ------------   ------------   ------------   ------------
LIABILITIES
Payable for shares of beneficial
  interest repurchased..................      116,203          75,000        28,003          68,930
Dividends payable.......................       60,384         --            --              --
Payable for investments purchased.......      --           84,535,582       --           23,355,952
Collateral for securities loaned........      --            7,600,000    12,540,000         --
Unrealized depreciation of forward
  foreign currency contracts............      --              --            --              --
Variation margin payable................      --              --            --                2,651
Payable to affiliates...................      --               84,831        52,012          67,677
Accrued expenses and other
  liabilities...........................      106,047         127,554       110,135         155,742
                                          ------------   ------------   ------------   ------------
Total liabilities.......................      282,634      92,422,967    12,730,150      23,650,952
                                          ------------   ------------   ------------   ------------
NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--25,494,175;
  12,874,176; 8,070,583; 9,523,092;
  4,065,750; 7,253,425; 13,141,905;
  11,980,887; 10,553,904; 12,585,674;
  9,944,672 and 6,072,578, respectively
  (unlimited number authorized).........   25,494,175     159,178,650    98,106,633     122,165,070
Accumulated net investment income
  (loss)................................      --              827,906       473,206         637,680
Accumulated net realized gains (losses)
  from investment, future, option
  transactions..........................         (794)        452,832       354,807       1,700,719
Net unrealized appreciation
  (depreciation) of investments,
  futures, options and other assets and
  liabilities denominated in foreign
  currencies............................      --            1,659,819       754,868       2,376,227
                                          ------------   ------------   ------------   ------------
Net assets..............................  $25,493,381    $162,119,207   $99,689,514    $126,879,696
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------
Net asset value, offering price and
  redemption value per share............         $1.00         $12.59         $12.35         $13.32
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------

                                                                                                            PACE
                                              PACE           PACE           PACE            PACE        SMALL/MEDIUM
                                           MUNICIPAL     GLOBAL FIXED   LARGE COMPANY   LARGE COMPANY      COMPANY
                                          FIXED INCOME      INCOME      VALUE EQUITY    GROWTH EQUITY   VALUE EQUITY
                                          INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS
                                          ------------   ------------   -------------   -------------   -------------
ASSETS
Investments, at value
  (cost--$25,509,187; $217,802,548;
  $97,404,966; $146,508,624;
  $49,943,813; $86,919,559;
  $232,829,360; $211,948,312;
  $171,136,236; $171,612,950;
  $144,107,984 and $68,349,275,
  respectively).........................  $50,949,561    $ 88,139,524   $266,520,609    $276,523,364    $183,376,581
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $7,600,000; $12,540,000;
  $0; $0; $23,713,450; $10,709,799;
  $30,801,800; $2,819,800; $8,754,500;
  $3,895,700 and $2,900,016,
  respectively).........................      --           23,713,450     10,709,799      30,801,800       2,819,800
Cash (including cash denominated in
  foreign currencies)...................      --              354,022            279         --              --
Receivable for investments sold.........      --            5,492,499        310,437         425,233           6,095
Receivable for shares of beneficial
  interests sold........................       58,725          61,132        341,809         376,385         272,032
Receivable from adviser.................      --              --             --              --              --
Unrealized appreciation of forward
  foreign currency contracts............      --              479,458        --              --              --
Dividends and interest receivable.......      740,027       1,551,161        147,124         128,745         181,891
Deferred organizational costs...........       39,037          39,037         39,037          39,037          39,037
Other assets............................       20,292          43,028         20,459          29,806          51,614
                                          ------------   ------------   -------------   -------------   -------------
Total assets............................   51,807,642     119,873,311    278,089,553     308,324,370     186,747,050
                                          ------------   ------------   -------------   -------------   -------------
LIABILITIES
Payable for shares of beneficial
  interest repurchased..................       38,251          33,681        101,131          83,514          66,536
Dividends payable.......................      --              --             --              --              --
Payable for investments purchased.......        5,746       6,498,035        406,667       1,693,746         --
Collateral for securities loaned........      --           23,713,450     10,709,799      30,801,800       2,819,800
Unrealized depreciation of forward
  foreign currency contracts............      --              637,638        --              --              --
Variation margin payable................      --              --             141,223         --              --
Payable to affiliates...................       24,727          45,392        185,638         189,655         132,738
Accrued expenses and other
  liabilities...........................      101,218         107,207        191,016          94,164         169,716
                                          ------------   ------------   -------------   -------------   -------------
Total liabilities.......................      169,942      31,035,403     11,735,474      32,862,879       3,188,790
                                          ------------   ------------   -------------   -------------   -------------
NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--25,494,175;
  12,874,176; 8,070,583; 9,523,092;
  4,065,750; 7,253,425; 13,141,905;
  11,980,887; 10,553,904; 12,585,674;
  9,944,672 and 6,072,578, respectively
  (unlimited number authorized).........   50,612,874      89,028,911    210,654,041     188,535,334     151,336,239
Accumulated net investment income
  (loss)................................      187,378      (2,152,690)     1,067,148           1,132         626,559
Accumulated net realized gains (losses)
  from investment, future, option
  transactions..........................     (168,300)        920,953     21,206,166      22,349,973      19,355,117
Net unrealized appreciation
  (depreciation) of investments,
  futures, options and other assets and
  liabilities denominated in foreign
  currencies............................    1,005,748       1,040,734     33,426,724      64,575,052      12,240,345
                                          ------------   ------------   -------------   -------------   -------------
Net assets..............................  $51,637,700    $ 88,837,908   $266,354,079    $275,461,491    $183,558,260
                                          ------------   ------------   -------------   -------------   -------------
                                          ------------   ------------   -------------   -------------   -------------
Net asset value, offering price and
  redemption value per share............        $12.70         $12.25          $20.27          $22.99          $17.39
                                          ------------   ------------   -------------   -------------   -------------
                                          ------------   ------------   -------------   -------------   -------------

                                                                              PACE
                                              PACE                        INTERNATIONAL
                                          SMALL/MEDIUM        PACE          EMERGING
                                             COMPANY      INTERNATIONAL     MARKETS
                                          GROWTH EQUITY      EQUITY          EQUITY
                                           INVESTMENTS     INVESTMENTS    INVESTMENTS
                                          -------------   -------------   ------------
ASSETS
Investments, at value
  (cost--$25,509,187; $217,802,548;
  $97,404,966; $146,508,624;
  $49,943,813; $86,919,559;
  $232,829,360; $211,948,312;
  $171,136,236; $171,612,950;
  $144,107,984 and $68,349,275,
  respectively).........................  $200,787,064    $ 166,512,248   $62,711,879
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $7,600,000; $12,540,000;
  $0; $0; $23,713,450; $10,709,799;
  $30,801,800; $2,819,800; $8,754,500;
  $3,895,700 and $2,900,016,
  respectively).........................     8,754,500        3,895,700     2,900,016
Cash (including cash denominated in
  foreign currencies)...................       667,538        1,767,904       496,700
Receivable for investments sold.........       792,148           76,054       971,448
Receivable for shares of beneficial
  interests sold........................       304,195          172,198        84,465
Receivable from adviser.................       --              --             --
Unrealized appreciation of forward
  foreign currency contracts............       --              --             --
Dividends and interest receivable.......        88,790          514,389       197,377
Deferred organizational costs...........        39,037           39,037        39,037
Other assets............................        17,967           32,880        28,913
                                          -------------   -------------   ------------
Total assets............................   211,451,239      173,010,410    67,429,835
                                          -------------   -------------   ------------
LIABILITIES
Payable for shares of beneficial
  interest repurchased..................        60,259           87,110        19,609
Dividends payable.......................       --              --             --
Payable for investments purchased.......     3,562,643        4,132,186     1,098,797
Collateral for securities loaned........     8,754,500        3,895,700     2,900,016
Unrealized depreciation of forward
  foreign currency contracts............       --               206,068       --
Variation margin payable................       --              --             --
Payable to affiliates...................       139,734          125,135        45,647
Accrued expenses and other
  liabilities...........................        78,676           86,877       128,646
                                          -------------   -------------   ------------
Total liabilities.......................    12,595,812        8,533,076     4,192,715
                                          -------------   -------------   ------------
NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--25,494,175;
  12,874,176; 8,070,583; 9,523,092;
  4,065,750; 7,253,425; 13,141,905;
  11,980,887; 10,553,904; 12,585,674;
  9,944,672 and 6,072,578, respectively
  (unlimited number authorized).........   164,846,870      137,034,802    76,016,308
Accumulated net investment income
  (loss)................................         1,131        1,664,182       337,692
Accumulated net realized gains (losses)
  from investment, future, option
  transactions..........................     4,833,312        3,589,227    (7,478,415)
Net unrealized appreciation
  (depreciation) of investments,
  futures, options and other assets and
  liabilities denominated in foreign
  currencies............................    29,174,114       22,189,123    (5,638,465)
                                          -------------   -------------   ------------
Net assets..............................  $198,855,427    $ 164,477,334   $63,237,120
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------
Net asset value, offering price and
  redemption value per share............         $15.80          $16.54         $10.41
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 1998

                                                             PACE
                                                          GOVERNMENT        PACE           PACE
                                              PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                          MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------

INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $ 1,241,043    $ 8,851,870    $ 5,408,970    $ 6,314,066
Dividends (net of foreign withholding
  taxes, if any)........................      --             --             --             --
                                          ------------   ------------   ------------   ------------
                                            1,241,043      8,851,870      5,408,970      6,314,066
                                          ------------   ------------   ------------   ------------

EXPENSES:
Investment advisory and administration
  fees..................................       76,176        916,670        504,134        697,639
Transfer agency fees and expenses.......       88,800         69,462         32,556         61,876
Trustees' fees..........................       26,250         26,250         26,250         26,250
Legal and audit.........................       20,950         50,143         30,534         32,355
Amortization of organizational
  expenses..............................       18,980         18,980         18,980         18,980
Reports and notices to shareholders.....       17,386         39,449         21,846         20,082
Federal and state registration fees.....        7,580         30,643         13,764         17,814
Custody and accounting..................        2,158         80,477         52,340         61,654
Other expenses..........................        3,500         17,500          5,104          2,993
                                          ------------   ------------   ------------   ------------
                                              261,780      1,249,574        705,508        939,643
Less: Fee waivers and expense
  reimbursements from investment
  adviser...............................     (153,019)      (135,366)        (5,372)       (91,847)
                                          ------------   ------------   ------------   ------------
Net expenses............................      108,761      1,114,208        700,136        847,796
                                          ------------   ------------   ------------   ------------
Net investment income (loss)............    1,132,282      7,737,662      4,708,834      5,466,270
                                          ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT TRANSACTIONS:
Net realized gains (losses) from:
    Investment, future and option
      transactions......................         (794)     1,768,979        694,295      2,535,815
    Foreign currency transactions.......      --             --            (156,977)         3,871
Net change in unrealized
  appreciation/depreciation of:
    Investments, futures and options....      --            (219,247)          (131)       380,806
    Other assets, liabilities and
      forward contracts denominated in
      foreign currencies................      --             --              10,844            (17)
                                          ------------   ------------   ------------   ------------
Net realized and unrealized gains
  (losses) from investment
  transactions..........................         (794)     1,549,732        548,031      2,920,475
                                          ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations.............  $ 1,131,488    $ 9,287,394    $ 5,256,865    $ 8,386,745
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------

                                                                                           PACE                          PACE
                                                                            PACE          LARGE           PACE       SMALL/MEDIUM
                                              PACE           PACE          LARGE         COMPANY      SMALL/MEDIUM     COMPANY
                                           MUNICIPAL     GLOBAL FIXED     COMPANY         GROWTH        COMPANY         GROWTH
                                          FIXED INCOME      INCOME      VALUE EQUITY      EQUITY      VALUE EQUITY      EQUITY
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------   ------------   ------------

INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $ 2,386,551    $ 4,541,355    $   316,515    $   207,187    $   507,403    $   814,588
Dividends (net of foreign withholding
  taxes, if any)........................      --             --           3,694,242      1,582,769      2,271,355        517,153
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                            2,386,551      4,541,355      4,010,757      1,789,956      2,778,758      1,331,741
                                          ------------   ------------   ------------   ------------   ------------   ------------

EXPENSES:
Investment advisory and administration
  fees..................................      259,431        599,606      1,786,641      1,672,807      1,384,807      1,328,874
Transfer agency fees and expenses.......       24,000         78,056         93,707         97,865         90,636         90,144
Trustees' fees..........................       26,250         26,250         26,250         26,250         26,250         26,250
Legal and audit.........................       23,341         29,890         44,601         68,497         42,555         52,616
Amortization of organizational
  expenses..............................       18,980         18,980         18,980         18,980         18,980         18,980
Reports and notices to shareholders.....       13,994         23,910         40,466         69,350         37,722         43,838
Federal and state registration fees.....        4,568         20,444         31,562         31,453         23,800         32,067
Custody and accounting..................       27,898        114,536        133,998        128,374        104,861        101,695
Other expenses..........................        5,049         11,041          9,124         17,345          9,252         10,111
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                              403,511        922,713      2,185,329      2,130,921      1,738,863      1,704,575
Less: Fee waivers and expense
  reimbursements from investment
  adviser...............................      (35,977)      (209,982)       --             (45,136)       (11,273)       (43,813)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net expenses............................      367,534        712,731      2,185,329      2,085,785      1,727,590      1,660,762
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net investment income (loss)............    2,019,017      3,828,624      1,825,428       (295,829)     1,051,168       (329,021)
                                          ------------   ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT TRANSACTIONS:
Net realized gains (losses) from:
    Investment, future and option
      transactions......................      (13,397)     2,109,651     25,588,461     30,303,857     22,462,701      8,732,887
    Foreign currency transactions.......      --          (3,629,877)       --             --             --             --
Net change in unrealized
  appreciation/depreciation of:
    Investments, futures and options....       85,256        863,281     (5,835,473)    23,781,478    (15,463,480)    12,043,636
    Other assets, liabilities and
      forward contracts denominated in
      foreign currencies................      --             236,923        --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net realized and unrealized gains
  (losses) from investment
  transactions..........................       71,859       (420,022)    19,752,988     54,085,335      6,999,221     20,776,523
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations.............  $ 2,090,876    $ 3,408,602    $21,578,416    $53,789,506    $ 8,050,389    $20,447,502
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------

                                                             PACE
                                                         INTERNATIONAL
                                              PACE         EMERGING
                                          INTERNATIONAL     MARKETS
                                             EQUITY         EQUITY
                                          INVESTMENTS     INVESTMENTS
                                          ------------   -------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $    541,034   $    311,579
Dividends (net of foreign withholding
  taxes, if any)........................     2,489,802      1,095,606
                                          ------------   -------------
                                             3,030,836      1,407,185
                                          ------------   -------------
EXPENSES:
Investment advisory and administration
  fees..................................     1,163,135        623,343
Transfer agency fees and expenses.......        86,062         76,902
Trustees' fees..........................        26,250         26,250
Legal and audit.........................        39,219         30,520
Amortization of organizational
  expenses..............................        18,980         18,980
Reports and notices to shareholders.....        25,457         19,118
Federal and state registration fees.....         8,966         11,694
Custody and accounting..................       176,748        200,817
Other expenses..........................        16,037          4,262
                                          ------------   -------------
                                             1,560,854      1,011,886
Less: Fee waivers and expense
  reimbursements from investment
  adviser...............................       --            (161,872)
                                          ------------   -------------
Net expenses............................     1,560,854        850,014
                                          ------------   -------------
Net investment income (loss)............     1,469,982        557,171
                                          ------------   -------------
REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT TRANSACTIONS:
Net realized gains (losses) from:
    Investment, future and option
      transactions......................     5,057,201     (7,304,773)
    Foreign currency transactions.......       326,095       (179,557)
Net change in unrealized
  appreciation/depreciation of:
    Investments, futures and options....     7,689,825    (15,705,030)
    Other assets, liabilities and
      forward contracts denominated in
      foreign currencies................      (207,538)       243,360
                                          ------------   -------------
Net realized and unrealized gains
  (losses) from investment
  transactions..........................    12,865,583    (22,946,000)
                                          ------------   -------------
Net increase (decrease) in net assets
  resulting from operations.............  $ 14,335,565   $(22,388,829)
                                          ------------   -------------
                                          ------------   -------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   PACE
                                                     PACE                  GOVERNMENT SECURITIES
                                           MONEY MARKET INVESTMENTS      FIXED INCOME INVESTMENTS
                                          ---------------------------   ---------------------------
                                           FOR THE YEARS ENDED JULY      FOR THE YEARS ENDED JULY
                                                      31,                           31,
                                          ---------------------------   ---------------------------
                                              1998           1997           1998           1997
                                          ------------   ------------   ------------   ------------

FROM OPERATIONS:
  Net investment income.................  $  1,132,282   $    669,007   $  7,737,662   $  4,314,719
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................          (794)           360      1,768,979      1,571,072
    Foreign currency transactions.......       --             --             --             --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....       --             --            (219,247)     2,036,731
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --             --             --                 (10)
                                          ------------   ------------   ------------   ------------
  Net increase in net assets resulting
   from operations......................     1,131,488        669,367      9,287,394      7,922,512
                                          ------------   ------------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................    (1,132,282)      (669,007)    (7,404,245)    (4,069,911)
  Net realized gains from investment
   transactions.........................       --                (619)    (1,983,939)      (336,399)
                                          ------------   ------------   ------------   ------------
                                            (1,132,282)      (669,626)    (9,388,184)    (4,406,310)
                                          ------------   ------------   ------------   ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    23,490,598     14,140,218     74,953,404     51,021,900
  Cost of shares repurchased............   (15,154,011)    (8,937,847)   (23,558,064)   (16,027,909)
  Proceeds from dividends reinvested....     1,087,530        646,822      9,218,788      4,343,399
                                          ------------   ------------   ------------   ------------
  Net increase in net assets derived
   from beneficial
   interest transactions................     9,424,117      5,849,193     60,614,128     39,337,390
                                          ------------   ------------   ------------   ------------
  Net increase in net assets............     9,423,323      5,848,934     60,513,338     42,853,592

NET ASSETS:
  Beginning of year.....................    16,070,058     10,221,124    101,605,869     58,752,277
                                          ------------   ------------   ------------   ------------
  End of year...........................  $ 25,493,381   $ 16,070,058   $162,119,207   $101,605,869
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------
  Undistributed net investment income...  $    --        $    --        $    827,906   $    494,489
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------

                                                     PACE                          PACE                          PACE
                                           INTERMEDIATE FIXED INCOME      STRATEGIC FIXED INCOME        MUNICIPAL FIXED INCOME
                                                  INVESTMENTS                   INVESTMENTS                   INVESTMENTS
                                          ---------------------------   ---------------------------   ---------------------------
                                           FOR THE YEARS ENDED JULY      FOR THE YEARS ENDED JULY      FOR THE YEARS ENDED JULY
                                                      31,                           31,                           31,
                                          ---------------------------   ---------------------------   ---------------------------
                                              1998           1997           1998           1997           1998           1997
                                          ------------   ------------   ------------   ------------   ------------   ------------

FROM OPERATIONS:
  Net investment income.................  $  4,708,834   $  3,026,315   $  5,466,270   $  3,183,558   $  2,019,017   $  1,213,887
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................       694,295       (272,058)     2,535,815        804,905        (13,397)      (117,168)
    Foreign currency transactions.......      (156,977)        (2,307)         3,871        --             --             --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....          (131)     1,470,929        380,806      2,393,323         85,256        850,557
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................        10,844        (11,478)           (17)            47        --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase in net assets resulting
   from operations......................     5,256,865      4,211,401      8,386,745      6,381,833      2,090,876      1,947,276
                                          ------------   ------------   ------------   ------------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................    (4,386,424)    (2,918,801)    (5,206,415)    (3,066,213)    (1,949,614)    (1,168,430)
  Net realized gains from investment
   transactions.........................       --             --            (882,227)      (433,240)       --             (58,851)
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                            (4,386,424)    (2,918,801)    (6,088,642)    (3,499,453)    (1,949,614)    (1,227,281)
                                          ------------   ------------   ------------   ------------   ------------   ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    47,167,401     34,600,315     61,068,745     38,094,747     26,084,535     19,365,469
  Cost of shares repurchased............   (19,400,214)   (13,278,515)   (17,663,041)   (11,807,997)   (10,769,886)    (4,749,932)
  Proceeds from dividends reinvested....     4,301,281      2,863,582      6,001,405      3,455,539      1,889,649      1,191,557
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase in net assets derived
   from beneficial
   interest transactions................    32,068,468     24,185,382     49,407,109     29,742,289     17,204,298     15,807,094
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase in net assets............    32,938,909     25,477,982     51,705,212     32,624,669     17,345,560     16,527,089

NET ASSETS:
  Beginning of year.....................    66,750,605     41,272,623     75,174,484     42,549,815     34,292,140     17,765,051
                                          ------------   ------------   ------------   ------------   ------------   ------------
  End of year...........................  $ 99,689,514   $ 66,750,605   $126,879,696   $ 75,174,484   $ 51,637,700   $ 34,292,140
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Undistributed net investment income...  $    473,206   $    300,192   $    637,680   $    326,087   $    187,378   $    117,975
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------


                                                     PACE
                                              GLOBAL FIXED INCOME
                                                  INVESTMENTS
                                          ---------------------------

                                           FOR THE YEARS ENDED JULY
                                                      31,
                                          ---------------------------
                                              1998           1997
                                          ------------   ------------
FROM OPERATIONS:
  Net investment income.................  $  3,828,624   $  2,608,277
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................     2,109,651        990,587
    Foreign currency transactions.......    (3,629,877)    (1,500,518)
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....       863,281          1,235
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       236,923       (444,857)
                                          ------------   ------------
  Net increase in net assets resulting
   from operations......................     3,408,602      1,654,724
                                          ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................    (2,451,594)    (2,001,376)
  Net realized gains from investment
   transactions.........................      (621,114)      (320,299)
                                          ------------   ------------
                                            (3,072,708)    (2,321,675)
                                          ------------   ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    40,175,161     30,873,266
  Cost of shares repurchased............   (14,974,347)   (10,515,151)
  Proceeds from dividends reinvested....     3,021,988      2,292,365
                                          ------------   ------------
  Net increase in net assets derived
   from beneficial
   interest transactions................    28,222,802     22,650,480
                                          ------------   ------------
  Net increase in net assets............    28,558,696     21,983,529
NET ASSETS:
  Beginning of year.....................    60,279,212     38,295,683
                                          ------------   ------------
  End of year...........................  $ 88,837,908   $ 60,279,212
                                          ------------   ------------
                                          ------------   ------------
  Undistributed net investment income...  $    --        $    --
                                          ------------   ------------
                                          ------------   ------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                     PACE                          PACE
                                              LARGE COMPANY VALUE          LARGE COMPANY GROWTH
                                              EQUITY INVESTMENTS            EQUITY INVESTMENTS
                                          ---------------------------   ---------------------------
                                           FOR THE YEARS ENDED JULY      FOR THE YEARS ENDED JULY
                                                      31,                           31,
                                          ---------------------------   ---------------------------
                                              1998           1997           1998           1997
                                          ------------   ------------   ------------   ------------

FROM OPERATIONS:
  Net investment income (loss)..........  $  1,825,428   $  1,022,857   $   (295,829)  $    242,099
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................    25,588,461     12,582,167     30,303,857      3,415,324
    Foreign currency transactions.......       --             --             --             --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....    (5,835,473)    38,091,574     23,781,478     38,776,128
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --                 186        --             --
                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets
   resulting from operations............    21,578,416     51,696,784     53,789,506     42,433,551
                                          ------------   ------------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................    (1,408,413)      (775,005)       (89,237)      (226,897)
  Net realized gains from investment
   transactions.........................   (14,337,107)    (4,599,545)   (10,121,657)       --
                                          ------------   ------------   ------------   ------------
                                           (15,745,520)    (5,374,550)   (10,210,894)      (226,897)
                                          ------------   ------------   ------------   ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................   112,692,706     76,627,397    106,725,695     71,324,987
  Cost of shares repurchased............   (48,536,702)   (28,358,191)   (45,303,487)   (22,670,755)
  Proceeds from dividends reinvested....    15,558,619      5,318,346     10,126,809        224,739
                                          ------------   ------------   ------------   ------------
  Net increase in net assets derived
   from beneficial
   interest transactions................    79,714,623     53,587,552     71,549,017     48,878,971
                                          ------------   ------------   ------------   ------------
  Net increase in net assets............    85,547,519     99,909,786    115,127,629     91,085,625

NET ASSETS:
  Beginning of year.....................   180,806,560     80,896,774    160,333,862     69,248,237
                                          ------------   ------------   ------------   ------------
  End of year...........................  $266,354,079   $180,806,560   $275,461,491   $160,333,862
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------
  Undistributed net investment income...  $  1,067,148   $    650,133   $      1,132   $     90,317
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------

                                                     PACE                          PACE                          PACE
                                             SMALL/MEDIUM COMPANY       SMALL/MEDIUM COMPANY GROWTH      INTERNATIONAL EQUITY
                                           VALUE EQUITY INVESTMENTS         EQUITY INVESTMENTS                INVESTMENTS
                                          ---------------------------   ---------------------------   ---------------------------
                                           FOR THE YEARS ENDED JULY      FOR THE YEARS ENDED JULY      FOR THE YEARS ENDED JULY
                                                      31,                           31,                           31,
                                          ---------------------------   ---------------------------   ---------------------------
                                              1998           1997           1998           1997           1998           1997
                                          ------------   ------------   ------------   ------------   ------------   ------------

FROM OPERATIONS:
  Net investment income (loss)..........  $  1,051,168   $    963,437   $   (329,021)  $   (187,269)  $  1,469,982   $    670,093
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................    22,462,701      8,345,595      8,732,887      4,458,445      5,057,201      1,296,752
    Foreign currency transactions.......       --             --             --             --             326,095        597,617
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....   (15,463,480)    28,544,660     12,043,636     19,755,079      7,689,825     14,945,764
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --             --             --             --            (207,538)      (201,997)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets
   resulting from operations............     8,050,389     37,853,692     20,447,502     24,026,255     14,335,565     17,308,229
                                          ------------   ------------   ------------   ------------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................    (1,076,984)      (607,087)       --             --          (1,289,475)      (592,454)
  Net realized gains from investment
   transactions.........................   (10,697,586)    (2,130,756)    (6,433,649)       --          (2,560,448)      (355,947)
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                           (11,774,570)    (2,737,843)    (6,433,649)       --          (3,849,923)      (948,401)
                                          ------------   ------------   ------------   ------------   ------------   ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    80,270,327     53,611,026     84,765,291     56,184,647     71,453,827     52,799,774
  Cost of shares repurchased............   (39,712,671)   (20,290,061)   (31,908,469)   (17,966,629)   (24,249,999)   (12,452,231)
  Proceeds from dividends reinvested....    11,677,703      2,715,942      6,376,127        --           3,808,818        941,111
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase in net assets derived
   from beneficial
   interest transactions................    52,235,359     36,036,907     59,232,949     38,218,018     51,012,646     41,288,654
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase in net assets............    48,511,178     71,152,756     73,246,802     62,244,273     61,498,288     57,648,482

NET ASSETS:
  Beginning of year.....................   135,047,082     63,894,326    125,608,625     63,364,352    102,979,046     45,330,564
                                          ------------   ------------   ------------   ------------   ------------   ------------
  End of year...........................  $183,558,260   $135,047,082   $198,855,427   $125,608,625   $164,477,334   $102,979,046
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Undistributed net investment income...  $    626,559   $    652,375   $      1,131   $      1,131   $  1,664,182   $  1,151,662
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------


                                                     PACE
                                            INTERNATIONAL EMERGING
                                          MARKETS EQUITY INVESTMENTS
                                          ---------------------------

                                           FOR THE YEARS ENDED JULY
                                                      31,
                                          ---------------------------
                                              1998           1997
                                          ------------   ------------
FROM OPERATIONS:
  Net investment income (loss)..........  $    557,171   $    240,541
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................    (7,304,773)       (17,754)
    Foreign currency transactions.......      (179,557)       (46,206)
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....   (15,705,030)     9,730,201
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       243,360       (209,093)
                                          ------------   ------------
  Net increase (decrease) in net assets
   resulting from operations............   (22,388,829)     9,697,689
                                          ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................      (208,975)      (106,808)
  Net realized gains from investment
   transactions.........................       --             --
                                          ------------   ------------
                                              (208,975)      (106,808)
                                          ------------   ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    43,340,509     26,529,694
  Cost of shares repurchased............   (12,471,626)    (6,948,586)
  Proceeds from dividends reinvested....       206,708        105,920
                                          ------------   ------------
  Net increase in net assets derived
   from beneficial
   interest transactions................    31,075,591     19,687,028
                                          ------------   ------------
  Net increase in net assets............     8,477,787     29,277,909
NET ASSETS:
  Beginning of year.....................    54,759,333     25,481,424
                                          ------------   ------------
  End of year...........................  $ 63,237,120   $ 54,759,333
                                          ------------   ------------
                                          ------------   ------------
  Undistributed net investment income...  $    337,692   $    169,054
                                          ------------   ------------
                                          ------------   ------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  PaineWebber PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

  The Trust has twelve Portfolios of shares available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments (collectively referred to as the "Portfolios").

  All Portfolios are diversified with the exception of PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments. Shares of the Portfolios currently are available only to participants in the PaineWebber PACE-SM- Program.

  The Trust incurred costs of approximately $1,138,000 in connection with the organization of the Trust and the registration of its shares. Such costs have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Trust.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") or by the applicable sub-adviser as the primary market for each Portfolio. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available prior to valuation. When market quotations are unavailable, valuations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with sixty days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. Investments of the PACE Money Market Investments are valued at amortized cost which approximates market value.

  All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian. Foreign currency exchange rates are generally determined prior to the close of trading on the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which the valuation of such securities is determined and the close of trading on the NYSE, which will not be reflected

NOTES TO FINANCIAL STATEMENTS

in the computation of the Portfolios' net asset value. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees.

  REPURCHASE AGREEMENTS--The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

  The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of investment securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

  FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. These Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable sub-adviser anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

  The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS

  Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

  OPTION WRITING--Certain Portfolios may write (sell) put and call options in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

  FUTURES CONTRACTS--Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolios are subject to a number of guidelines which reduce the risk by seeking to ensure that financial futures contracts are used for hedging purposes or to manage the average duration of a portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

  Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  REVERSE REPURCHASE AGREEMENTS--The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Trust's board of trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. For the year ended July 31, 1998, the Portfolios entered into no reverse repurchase agreements.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those

NOTES TO FINANCIAL STATEMENTS

particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

  Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

  The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, each Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                             ANNUAL RATE
                                                                                          AS A PERCENTAGE OF
                                                                                           EACH PORTFOLIO'S
                                     PORTFOLIO                                         AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------  --------------------------
PACE Money Market Investments.......................................................               0.35%
PACE Government Securities Fixed Income Investments.................................               0.70%
PACE Intermediate Fixed Income Investments..........................................               0.60%
PACE Strategic Fixed Income Investments.............................................               0.70%
PACE Municipal Fixed Income Investments.............................................               0.60%
PACE Global Fixed Income Investments................................................               0.80%
PACE Large Company Value Equity Investments.........................................               0.80%
PACE Large Company Growth Equity Investments........................................               0.80%
PACE Small/Medium Company Value Equity Investments..................................               0.80%
PACE Small/Medium Company Growth Equity Investments.................................               0.80%
PACE International Equity Investments...............................................               0.90%
PACE International Emerging Markets Equity Investments..............................               1.10%

NOTES TO FINANCIAL STATEMENTS

  Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, Mitchell Hutchins (not the Portfolios) pays each Sub-Adviser a fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                                 ANNUAL RATE
                                                                                                              AS A PERCENTAGE OF
                                                                                                               EACH PORTFOLIO'S
                     PORTFOLIO                                           SUB-ADVISER                       AVERAGE DAILY NET ASSETS
---------------------------------------------------  ---------------------------------------------------  --------------------------
PACE Government Securities Fixed Income Investments  Pacific Investment Management Company                             0.25%
PACE Intermediate Fixed Income Investments           Pacific Income Advisors, Inc.                                     0.20%
PACE Strategic Fixed Income Investments              Pacific Investment Management Company                             0.25%
PACE Municipal Fixed Income Investments              Morgan Grenfell Capital Management, Incorporated                  0.20%
PACE Global Fixed Income Investments                 Rogge Global Partners plc                                         0.35%
PACE Large Company Value Equity Investments          Brinson Partners, Inc.                                            0.30%
PACE Large Company Growth Equity Investments         Alliance Capital Management L.P.                                  0.30%
PACE Small/Medium Company Value Equity Investments   Brandywine Asset Management, Inc.                                 0.30%
PACE Small/Medium Company Growth Equity Investments  Delaware Management Company, Inc.                                 0.40%
PACE International Equity Investments                Martin Currie Inc.                                                0.40%
PACE International Emerging Markets Equity           Schroder Capital Management International Inc.                    0.50%
  Investments

  Prior to November 10, 1997, Chancellor LGT Asset Management, Inc. served as the PACE Large Company Growth Equity Investments' sub-adviser pursuant to a sub-advisory contract with Mitchell Hutchins. Mitchell Hutchins (not the Portfolio) paid Chancellor LGT Asset Management, Inc. a fee, computed daily and paid monthly, at an annual rate of 0.30% of the Portfolio's average daily net assets.

  On January 16, 1998, Brandywine Asset Management, Inc. became a wholly owned subsidiary of Legg Mason, Inc. There have been no changes in Brandywine Asset Management, Inc.'s general method of operation or where it conducts its business as a result of the transaction. Furthermore, the same persons who were responsible for the investments of the Portfolio prior to the transaction continue to have those responsibilities.

  Mitchell Hutchins has agreed to voluntarily waive all or a portion of its investment advisory and administration fee and reimburse certain operating expenses for the year ended July 31, 1998, which lower the overall expenses of some Portfolios.

  During the year ended July 31, 1998, the Portfolios did not pay any brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolios.

SECURITIES LENDING

  Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending their securities on interest earned on

NOTES TO FINANCIAL STATEMENTS

the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, which is the Portfolio's lending agent, received compensation from the Portfolios for the year ended July 31, 1998 as follows:

                                          PORTFOLIO                                            COMPENSATION
---------------------------------------------------------------------------------------------  -------------
PACE Intermediate Fixed Income Investments...................................................    $  31,626
PACE Global Fixed Income Investments.........................................................    $  10,430
PACE Large Company Value Equity Investments..................................................    $  13,396
PACE Large Company Growth Equity Investments.................................................    $   9,553
PACE Small/Medium Company Value Equity Investments...........................................    $  15,681
PACE Small/Medium Company Growth Equity Investments..........................................    $  25,124
PACE International Equity Investments........................................................    $   8,267
PACE International Emerging Markets Equity Investments.......................................    $  21,460

  As of July 31, 1998 the Portfolios held cash as collateral for market values of securities loaned as follows:

                                                                                  COLLATERAL   MARKET VALUE
                                                                                     FOR            OF
                                                                                  SECURITIES    SECURITIES
                                   PORTFOLIO                                        LOANED        LOANED
-------------------------------------------------------------------------------  ------------  ------------
PACE Government Securities Fixed Income........................................   $8,468,096    $8,228,110
PACE Intermediate Fixed Income Investments.....................................   $12,540,000   $11,943,756
PACE Global Fixed Income Investments...........................................   $23,713,450   $22,571,971
PACE Large Company Value Equity Investments....................................   $10,709,799   $10,566,875
PACE Large Company Growth Equity Investments...................................   $30,801,800   $29,856,856
PACE Small/Medium Company Value Equity Investments.............................   $2,819,800    $2,557,606
PACE Small/Medium Company Growth Equity Investments............................   $8,754,500    $8,460,182
PACE International Equity Investments..........................................   $3,895,700    $3,793,052
PACE International Emerging Markets Equity Investments.........................   $2,900,016    $2,350,546

NOTES TO FINANCIAL STATEMENTS

  As of July 31, 1998 the Funds invested the above collateral in the following money market funds and repurchase agreements:

  NUMBER OF
   SHARES/
  PRINCIPAL
   AMOUNT                                                                                                               VALUE
-------------                                                                                                        -----------
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS:
    7,600,000  Repurchase Agreement with Daiwa Securities America dated 07/31/98, 5.480% due 08/03/98
                 (collateralized by $7,752,000 U.S. Treasury Notes, 5.875% due 01/31/99, value $7,752,000)
                 (cost--$7,600,000)................................................................................  $ 7,600,000
                                                                                                                     -----------
                                                                                                                     -----------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS:
    4,656,568  Liquid Assets Portfolio.............................................................................  $ 4,656,568
    4,744,520  Prime Portfolio.....................................................................................    4,744,520
        2,912  TempFund Portfolio..................................................................................        2,912
    3,136,000  Repurchase Agreement with SG Warburg dated 07/31/98, 5.620% due 08/03/98 (collateralized by
                 $2,764,000 U.S. Treasury Bonds, 6.750% due 08/15/26, value $3,199,330)............................    3,136,000
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$12,540,000)......................  $12,540,000
                                                                                                                     -----------
                                                                                                                     -----------
PACE GLOBAL FIXED INCOME INVESTMENTS:
    4,929,701  Liquid Assets Portfolio.............................................................................  $ 4,929,701
    4,783,749  Prime Portfolio.....................................................................................    4,783,749
    4,000,000  Repurchase Agreement with Citibank dated 07/31/98, 5.600% due 08/03/98 (collateralized by $3,665,000
                 U.S. Treasury Bonds, 6.375% due 08/15/27, value $4,081,894).......................................    4,000,000
    5,000,000  Repurchase Agreement with Societe Generale dated 07/31/98, 5.620% due 08/03/98 (collateralized by
                 $4,407,000 U.S. Treasury Notes, 6.750% due 08/15/26, value $5,100,893)............................    5,000,000
    5,000,000  Repurchase Agreement with SG Warburg dated 07/31/98, 5.620% due 08/03/98 (collateralized by
                 $4,407,000 U.S. Treasury Bonds, 6.750% due 08/15/26, value $5,101,103)............................    5,000,000
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$23,713,450)......................  $23,713,450
                                                                                                                     -----------
                                                                                                                     -----------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS:
    7,690,510  Liquid Assets Portfolio.............................................................................  $ 7,690,510
    2,524,717  Prime Portfolio.....................................................................................    2,524,717
          567  TempCash Portfolio..................................................................................          567
      494,005  TempFund Portfolio..................................................................................      494,005
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$10,709,799)......................  $10,709,799
                                                                                                                     -----------
                                                                                                                     -----------
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS:
   13,933,332  Liquid Assets Portfolio.............................................................................  $13,933,332
   12,816,973  Prime Portfolio.....................................................................................   12,816,973
       51,495  TempFund Portfolio..................................................................................       51,495
    4,000,000  Repurchase Agreement with Societe Generale dated 07/31/98, 5.620%, due 08/03/98, (collateralized by
                 $2,910,000 U.S. Treasury Bonds, 8.875% due 02/15/19, value $4,081,275)............................    4,000,000
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$30,801,800)......................  $30,801,800
                                                                                                                     -----------
                                                                                                                     -----------
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS:
    2,818,934  Liquid Assets Portfolio.............................................................................  $ 2,818,934
          173  TempCashPortfolio...................................................................................          173
          693  TempFund Portfolio..................................................................................          693
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$2,819,800).......................  $ 2,819,800
                                                                                                                     -----------
                                                                                                                     -----------

NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES/
  PRINCIPAL
   AMOUNT                                                                                                               VALUE
-------------                                                                                                        -----------
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS:
    6,431,412  Liquid Assets Portfolio.............................................................................  $ 6,431,412
    2,322,686  Prime Portfolio.....................................................................................    2,322,686
          377  TempFund Portfolio..................................................................................          377
           25  TempCash Portfolio..................................................................................           25
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$8,754,500).......................  $ 8,754,500
                                                                                                                     -----------
                                                                                                                     -----------
PACE INTERNATIONAL EQUITY INVESTMENTS:
    3,281,300  Liquid Assets Portfolio.............................................................................  $ 3,281,300
          526  Prime Portfolio.....................................................................................          526
       17,249  TempCash Portfolio..................................................................................       17,249
      596,625  TempFund Portfolio..................................................................................      596,625
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$3,895,700).......................  $ 3,895,700
                                                                                                                     -----------
                                                                                                                     -----------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS:
    2,567,411  Liquid Assets Portfolio.............................................................................    2,567,411
      330,977  TempFund Portfolio..................................................................................      330,977
        1,225  Prime Portfolio.....................................................................................        1,225
          403  TempCash Portfolio..................................................................................          403
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$2,900,016).......................  $ 2,900,016
                                                                                                                     -----------
                                                                                                                     -----------

BANK LINE OF CREDIT

  Each of the Portfolios, with the exception of PACE Money Market Investments, may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolios have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. For the year ended July 31, 1998, the Portfolios did not borrow under the Facility.

WRITTEN OPTION ACTIVITY

  Written option activity for the year ended July 31, 1998 for PACE Strategic Fixed Income Investments was as follows:

                                                                                         NUMBER OF      AMOUNT OF
                                                                                          OPTIONS       PREMIUMS
                                                                                      ---------------  -----------
Options outstanding at July 31, 1997................................................        10          $   8,771
Options written.....................................................................        --                 --
Options terminated in closing purchase transactions.................................        --                 --
Options expired prior to exercise...................................................        (10   )        (8,771)
                                                                                            --
                                                                                                       -----------
Options outstanding at July 31, 1998................................................         0          $       0
                                                                                            --
                                                                                            --
                                                                                                       -----------
                                                                                                       -----------

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

  At July 31, 1998, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                                  NET
                                                                                              UNREALIZED
                                                                     GROSS        GROSS      APPRECIATION
                           PORTFOLIO                              APPRECIATION DEPRECIATION  (DEPRECIATION)
----------------------------------------------------------------  -----------  ------------  -------------
PACE Government Securities Fixed Income Investments.............  $ 1,826,869  $   (167,050)  $ 1,659,819
PACE Intermediate Fixed Income Investments......................  $   895,430  $   (140,562)  $   754,868
PACE Strategic Fixed Income Investments.........................  $ 2,751,331  $   (305,902)  $ 2,445,429
PACE Municipal Fixed Income Investments.........................  $ 1,027,525  $    (21,777)  $ 1,005,748
PACE Global Fixed Income Investments............................  $ 2,470,675  $ (1,250,710)  $ 1,219,965
PACE Large Company Value Equity Investments.....................  $45,297,170  $(11,605,921)  $33,691,249
PACE Large Company Growth Equity Investments....................  $69,983,591  $ (5,408,539)  $64,575,052
PACE Small/Medium Company Value Equity Investments..............  $30,147,149  $(17,906,804)  $12,240,345
PACE Small/Medium Company Growth Equity Investments.............  $33,977,657  $ (4,803,543)  $29,174,114
PACE International Equity Investments...........................  $29,613,058  $ (7,208,794)  $22,404,264
PACE International Emerging Markets Equity Investments..........  $ 5,469,385  $(11,106,781)  $(5,637,396)

  For U.S. federal income tax purposes, the cost of securities owned at July 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

  For the year ended July 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                  PORTFOLIO                                       PURCHASES        SALES
------------------------------------------------------------------------------  -------------  -------------
PACE Government Securities Fixed Income Investments...........................  $ 699,810,629  $ 598,238,711
PACE Intermediate Fixed Income Investments....................................  $ 122,782,998  $  91,402,590
PACE Strategic Fixed Income Investments.......................................  $ 284,501,499  $ 194,166,648
PACE Municipal Fixed Income Investments.......................................  $  33,475,471  $  14,335,503
PACE Global Fixed Income Investments..........................................  $ 113,012,326  $  86,838,627
PACE Large Company Value Equity Investments...................................  $ 139,702,505  $  73,057,028
PACE Large Company Growth Equity Investments..................................  $ 272,879,973  $ 210,485,899
PACE Small/Medium Company Value Equity Investments............................  $ 108,371,678  $  68,930,798
PACE Small/Medium Company Growth Equity Investments...........................  $ 252,029,110  $ 198,474,613
PACE International Equity Investments.........................................  $ 118,745,998  $  67,040,894
PACE International Emerging Markets Equity Investments........................  $  55,049,480  $  26,291,268

FEDERAL INCOME TAX STATUS

  Each of the Portfolios intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

  At July 31, 1998, PACE Municipal Fixed Income Investments and PACE International Emerging Markets Equity Investments had net capital loss carryforwards of $127,608 and $1,627,998, respectively. These carryforward losses are

NOTES TO FINANCIAL STATEMENTS

available to reduce future net capital gains to the extent provided in the regulations, and will expire on July 31, 2005 and July 31, 2006, respectively, for PACE Municipal Fixed Investment and PACE International Emerging Markets Investments. To the extent that such losses are used to offset future capital gains, the gains so offset will not be distributed to shareholders.

  In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 1997. Such losses are treated for tax purposes as arising on August 1, 1998:

                                                                                                                       FOREIGN
                                                                                                          CAPITAL      CURRENCY
                                               PORTFOLIO                                                   LOSSES       LOSSES
-------------------------------------------------------------------------------------------------------  ----------  ------------
PACE Intermediate Fixed Income Investments.............................................................          --   $    1,805
PACE Global Fixed Income Investments...................................................................  $       --   $2,342,346
PACE International Emerging Markets Equity Investments.................................................  $5,245,337   $  131,350

  At July 31, 1998, the effect of permanent "book/tax" reclassifications resulted in increases (decreases) to the components of net assets as follows:

                                                                                                        ACCUMULATED
                                                                                         ACCUMULATED    NET REALIZED
                                                                                        NET INVESTMENT     GAINS      BENEFICIAL
                                      PORTFOLIO                                         INCOME (LOSS)     (LOSSES)     INTEREST
--------------------------------------------------------------------------------------  --------------  ------------  ----------
PACE Intermediate Fixed Income Investments............................................   $   (149,396)   $  149,396           --
PACE Strategic Fixed Income Investments...............................................         51,740       (51,740)          --
PACE Global Fixed Income Investments..................................................     (3,023,859)    3,023,859           --
PACE Large Company Growth Equity Investments..........................................        295,881      (295,881)          --
PACE Small/Medium Company Growth Equity Investments...................................        329,021      (330,979)  $    1,958
PACE International Equity Investments.................................................        332,013      (332,013)          --
PACE International Emerging Markets Equity Investments................................       (179,557)      179,557           --

SHARES OF BENEFICIAL INTEREST

For the year ended July 31, 1998, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                                        DIVIDENDS
                                                                                                        REINVESTED       NET
                                                                                                            IN        INCREASE
                                                                                            SHARES      ADDITIONAL    IN SHARES
                                PORTFOLIO                                   SHARES SOLD  REPURCHASED      SHARES     OUTSTANDING
--------------------------------------------------------------------------  -----------  ------------  ------------  -----------
PACE Money Market Investments.............................................  23,490,598   (15,154,011)    1,087,530    9,424,117
PACE Government Securities Fixed Income Investments.......................   5,956,008    (1,871,923)      735,288    4,819,373
PACE Intermediate Fixed Income Investments................................   3,838,135    (1,575,993)      350,527    2,612,669
PACE Strategic Fixed Income Investments...................................   4,641,172    (1,341,365)      456,984    3,756,791
PACE Municipal Fixed Income Investments...................................   2,059,685      (849,714)      149,316    1,359,287
PACE Global Fixed Income Investments......................................   3,272,148    (1,217,922)      246,330    2,300,556
PACE Large Company Value Equity Investments...............................   5,651,851    (2,414,998)      876,048    4,112,901
PACE Large Company Growth Equity Investments..............................   5,306,522    (2,219,585)      577,355    3,664,292
PACE Small/Medium Company Value Equity Investments........................   4,284,262    (2,103,668)      663,129    2,843,723
PACE Small/Medium Company Growth Equity Investments.......................   5,487,097    (2,056,793)      455,763    3,886,067
PACE International Equity Investments.....................................   4,679,150    (1,584,848)      275,005    3,369,307
PACE International Emerging Markets Equity Investments....................   3,585,094    (1,039,414)       17,728    2,563,408

NOTES TO FINANCIAL STATEMENTS

For the year ended July 31, 1997, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                                        DIVIDENDS        NET
                                                                                                        REINVESTED    INCREASE
                                                                                                            IN        IN SHARES
                                                                                            SHARES      ADDITIONAL   OUTSTANDING
                                PORTFOLIO                                   SHARES SOLD  REPURCHASED      SHARES          -
--------------------------------------------------------------------------  -----------  ------------  ------------
PACE Money Market Investments.............................................  14,140,217    (8,937,846)      646,822    5,849,193
PACE Government Securities Fixed Income Investments.......................   4,135,657    (1,300,928)      351,935    3,186,664
PACE Intermediate Fixed Income Investments................................   2,869,680    (1,103,102)      237,803    2,004,381
PACE Strategic Fixed Income Investments...................................   3,007,797      (934,320)      272,753    2,346,230
PACE Municipal Fixed Income Investments...................................   1,551,175      (382,058)       95,813    1,264,930
PACE Global Fixed Income Investments......................................   2,520,920      (861,721)      186,704    1,845,903
PACE Large Company Value Equity Investments...............................   4,630,711    (1,684,274)      334,487    3,280,924
PACE Large Company Growth Equity Investments..............................   4,500,306    (1,415,925)       14,388    3,098,769
PACE Small/Medium Company Value Equity Investments........................   3,700,520    (1,383,789)      193,306    2,510,037
PACE Small/Medium Company Growth Equity Investments.......................   4,482,088    (1,439,050)           --    3,043,038
PACE International Equity Investments.....................................   3,862,639      (903,087)       71,296    3,030,848
PACE International Emerging Markets Equity Investments....................   1,968,856      (508,458)        8,535    1,468,933

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                   PACE
                                                         MONEY MARKET INVESTMENTS
                                                    ----------------------------------
                                                      FOR THE YEARS
                                                          ENDED
                                                         JULY 31,       FOR THE PERIOD
                                                    ------------------      ENDED
                                                      1998      1997    JULY 31, 1996+
                                                    --------  --------  --------------
Net asset value, beginning of period..............  $   1.00  $   1.00  $     1.00
                                                    --------  --------     -------
Net investment income.............................      0.05      0.05        0.05
                                                    --------  --------     -------
Dividends from net investment income..............     (0.05)    (0.05)      (0.05)
                                                    --------  --------     -------
Net asset value, end of period....................  $   1.00  $   1.00  $     1.00
                                                    --------  --------     -------
                                                    --------  --------     -------
Total investment return (1).......................      5.32%     5.13%       4.75%
                                                    --------  --------     -------
                                                    --------  --------     -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $ 25,493  $ 16,070  $   10,221
Ratios of:
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................      0.50%     0.50%       0.50%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................      1.20%     1.89%       2.40%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......      5.20%     5.04%       4.93%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...      4.50%     3.65%       3.03%*

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      PACE
                                                          GOVERNMENT SECURITIES FIXED
                                                               INCOME INVESTMENTS
                                                    ----------------------------------------
                                                      FOR THE YEARS ENDED
                                                           JULY 31,           FOR THE PERIOD
                                                    -----------------------       ENDED
                                                       1998         1997      JULY 31, 1996+
                                                    ----------   ----------   --------------
Net asset value, beginning of period..............  $    12.61   $    12.07     $  12.00
                                                    ----------   ----------      -------
Net investment income.............................        0.72         0.64         0.49
Net realized and unrealized gains from investments
  and futures.....................................        0.18         0.58         0.03
                                                    ----------   ----------      -------
Net increase from investment operations...........        0.90         1.22         0.52
                                                    ----------   ----------      -------
Dividends from net investment income..............       (0.72)       (0.63)       (0.44)
Distributions from net realized gains from
  investments.....................................       (0.20)       (0.05)       (0.01)
                                                    ----------   ----------      -------
Total dividends and distributions.................       (0.92)       (0.68)       (0.45)
                                                    ----------   ----------      -------
Net asset value, end of period....................  $    12.59   $    12.61     $  12.07
                                                    ----------   ----------      -------
                                                    ----------   ----------      -------
Total investment return (1).......................        7.39%       10.42%        4.35%
                                                    ----------   ----------      -------
                                                    ----------   ----------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $  162,119   $  101,606     $ 58,752
Ratios of:
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................        0.85%        1.57%**       0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................        0.95%        1.70%**       1.15%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......        5.90%        5.44%**       5.09%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...        5.80%        5.31%**       4.79%*
Portfolio turnover................................         353%         712%         978%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
** Includes 0.72% of interest expense related to the reverse repurchase agreement transactions entered into during the fiscal year.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                         PACE
                                               INTERMEDIATE FIXED INCOME
                                                      INVESTMENTS
                                          -----------------------------------
                                                                   FOR THE
                                          FOR THE YEARS ENDED      PERIOD
                                                JULY 31,            ENDED
                                          --------------------    JULY 31,
                                            1998       1997         1996+
                                          ---------  ---------  -------------
Net asset value, beginning of period....  $   12.23  $   11.95    $   12.00
                                          ---------  ---------  -------------
Net investment income...................       0.67       0.66         0.53
Net realized and unrealized gains
 (losses) from investments and foreign
 currency...............................       0.09       0.28        (0.09)
                                          ---------  ---------  -------------
Net increase from investment
 operations.............................       0.76       0.94         0.44
                                          ---------  ---------  -------------
Dividends from net investment income....      (0.64)     (0.66)       (0.48)
Distributions from net realized gains
 from investments.......................     --         --            (0.01)
                                          ---------  ---------  -------------
Total dividends and distributions.......      (0.64)     (0.66)       (0.49)
                                          ---------  ---------  -------------
Net asset value, end of period..........  $   12.35  $   12.23    $   11.95
                                          ---------  ---------  -------------
                                          ---------  ---------  -------------
Total investment return (1).............       6.41%      8.14%        3.59%
                                          ---------  ---------  -------------
                                          ---------  ---------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $  99,690  $  66,751    $  41,273
Ratios of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................       0.84%      0.85%        0.85%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................       0.84%      0.99%        1.23%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................       5.60%      5.70%        5.56%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................       5.60%      5.56%        5.18%*
Portfolio turnover......................        111%        67%          36%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                                PACE
                                                                                                       STRATEGIC FIXED INCOME
                                                                                                             INVESTMENTS
                                                                                                 -----------------------------------
                                                                                                                          FOR THE
                                                                                                 FOR THE YEARS ENDED      PERIOD
                                                                                                       JULY 31,            ENDED
                                                                                                 --------------------    JULY 31,
                                                                                                   1998       1997         1996+
                                                                                                 ---------  ---------  -------------
Net asset value, beginning of period...........................................................  $   13.04  $   12.44    $   12.00
                                                                                                 ---------  ---------  -------------
Net investment income..........................................................................       0.69       0.67         0.59
Net realized and unrealized gains from investments, futures, options and foreign currency......       0.40       0.70         0.38
                                                                                                 ---------  ---------  -------------
Net increase from investment operations........................................................       1.09       1.37         0.97
                                                                                                 ---------  ---------  -------------
Dividends from net investment income...........................................................      (0.69)     (0.67)       (0.52)
Distributions from net realized gains from investments.........................................      (0.12)     (0.10)       (0.01)
                                                                                                 ---------  ---------  -------------
Total dividends and distributions..............................................................      (0.81)     (0.77)       (0.53)
                                                                                                 ---------  ---------  -------------
Net asset value, end of period.................................................................  $   13.32  $   13.04    $   12.44
                                                                                                 ---------  ---------  -------------
                                                                                                 ---------  ---------  -------------
Total investment return (1)....................................................................       8.66%     11.35%        8.15%
                                                                                                 ---------  ---------  -------------
                                                                                                 ---------  ---------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's)..............................................................  $ 126,880  $  75,174    $  42,550
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements..................       0.85%      0.85%        0.85%*
Expenses to average net assets, before fee waivers and expense reimbursements..................       0.94%      1.10%        1.40%*
Net investment income to average net assets, net of fee waivers and expense reimbursements.....       5.49%      5.69%        5.85%*
Net investment income to average net assets, before fee waivers and expense reimbursements.....       5.40%      5.44%        5.30%*
Portfolio turnover.............................................................................        234%       357%         166%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                       PACE
                                                                              MUNICIPAL FIXED INCOME
                                                                                   INVESTMENTS
                                                                        ----------------------------------
                                                                          FOR THE YEARS
                                                                              ENDED
                                                                             JULY 31,       FOR THE PERIOD
                                                                        ------------------      ENDED
                                                                          1998      1997    JULY 31, 1996+
                                                                        --------  --------  --------------
Net asset value, beginning of period..................................  $  12.67  $  12.32  $    12.00
                                                                        --------  --------     -------
Net investment income.................................................      0.58      0.61        0.49
Net realized and unrealized gains from investments....................      0.02      0.38        0.27
                                                                        --------  --------     -------
Net increase from investment operations...............................      0.60      0.99        0.76
                                                                        --------  --------     -------
Dividends from net investment income..................................     (0.57)    (0.61)      (0.43)
Distributions from net realized gains from investments................     --        (0.03)      (0.01)
                                                                        --------  --------     -------
Total dividends and distributions.....................................     (0.57)    (0.64)      (0.44)
                                                                        --------  --------     -------
Net asset value, end of period........................................  $  12.70  $  12.67  $    12.32
                                                                        --------  --------     -------
                                                                        --------  --------     -------
Total investment return (1)...........................................      4.87%     8.30%       6.38%
                                                                        --------  --------     -------
                                                                        --------  --------     -------
Ratios/Supplemental Data:
Net assets, end of period (000's).....................................  $ 51,638  $ 34,292  $   17,765
Ratios of:
Expenses to average net assets, net of fee waivers and expense
  reimbursements......................................................      0.85%     0.85%       0.85%*
Expenses to average net assets, before fee waivers and expense
  reimbursements......................................................      0.93%     1.40%       1.74%*
Net investment income to average net assets, net of fee waivers and
  expense reimbursements..............................................      4.67%     5.08%       4.95%*
Net investment income to average net assets, before fee waivers and
  expense reimbursements..............................................      4.59%     4.53%       4.07%*
Portfolio turnover....................................................        34%       15%         78%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                       PACE
                                                                               GLOBAL FIXED INCOME
                                                                                   INVESTMENTS
                                                                        ----------------------------------
                                                                          FOR THE YEARS
                                                                              ENDED
                                                                             JULY 31,       FOR THE PERIOD
                                                                        ------------------      ENDED
                                                                          1998      1997    JULY 31, 1996+
                                                                        --------  --------  --------------
Net asset value, beginning of period..................................  $  12.17  $  12.33  $    12.00
                                                                        --------  --------     -------
Net investment income.................................................      0.62      0.64        0.53
Net realized and unrealized gains (losses) from investments and
  foreign currency....................................................     (0.03)    (0.21)       0.27
                                                                        --------  --------     -------
Net increase from investment operations...............................      0.59      0.43        0.80
                                                                        --------  --------     -------
Dividends from net investment income..................................     (0.40)    (0.51)      (0.46)
Distributions from net realized gains from investments................     (0.11)    (0.08)      (0.01)
                                                                        --------  --------     -------
Total dividends and distributions.....................................     (0.51)    (0.59)      (0.47)
                                                                        --------  --------     -------
Net asset value, end of period........................................  $  12.25  $  12.17  $    12.33
                                                                        --------  --------     -------
                                                                        --------  --------     -------
Total investment return (1)...........................................      4.88%     3.54%       6.68%
                                                                        --------  --------     -------
                                                                        --------  --------     -------
Ratios/Supplemental Data:
Net assets, end of period (000's).....................................  $ 88,838  $ 60,279  $   38,296
Ratios of:
Expenses to average net assets, net of fee waivers and expense
  reimbursements......................................................      0.95%     0.95%       0.95%*
Expenses to average net assets, before fee waivers and expense
  reimbursements......................................................      1.23%     1.29%       1.61%*
Net investment income to average net assets, net of fee waivers and
  expense reimbursements..............................................      5.10%     5.36%       5.24%*
Net investment income to average net assets, before fee waivers and
  expense reimbursements..............................................      4.82%     5.02%       4.58%*
Portfolio turnover....................................................       125%      270%        197%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                               PACE
                                                                                                        LARGE COMPANY VALUE
                                                                                                        EQUITY INVESTMENTS
                                                                                                -----------------------------------
                                                                                                                         FOR THE
                                                                                                FOR THE YEARS ENDED      PERIOD
                                                                                                      JULY 31,            ENDED
                                                                                                --------------------    JULY 31,
                                                                                                  1998       1997         1996+
                                                                                                ---------  ---------  -------------
Net asset value, beginning of period..........................................................  $   20.03  $   14.07    $   12.00
                                                                                                ---------  ---------  -------------
Net investment income.........................................................................       0.14       0.11         0.12
Net realized and unrealized gains from investments and futures................................       1.63       6.61         2.02
                                                                                                ---------  ---------  -------------
Net increase from investment operations.......................................................       1.77       6.72         2.14
                                                                                                ---------  ---------  -------------
Dividends from net investment income..........................................................      (0.14)     (0.11)       (0.05)
Distributions from net realized gains from investments........................................      (1.39)     (0.65)       (0.02)
                                                                                                ---------  ---------  -------------
Total dividends and distributions.............................................................      (1.53)     (0.76)       (0.07)
                                                                                                ---------  ---------  -------------
Net asset value, end of period................................................................  $   20.27  $   20.03    $   14.07
                                                                                                ---------  ---------  -------------
                                                                                                ---------  ---------  -------------
Total investment return (1)...................................................................       9.89%     49.13%       17.90%
                                                                                                ---------  ---------  -------------
                                                                                                ---------  ---------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).............................................................  $ 266,354  $ 180,807    $  80,897
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements.................       0.98%      1.00%        1.00%*
Expenses to average net assets, before fee waivers and expense reimbursements.................       0.98%      1.06%        1.40%*
Net investment income to average net assets, net of fee waivers and expense reimbursements....       0.82%      0.81%        1.22%*
Net investment income to average net assets, before fee waivers and expense reimbursements....       0.82%      0.75%        0.82%*
Portfolio turnover............................................................................         34%        46%          38%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                          PACE
                                                                                  LARGE COMPANY GROWTH
                                                                                   EQUITY INVESTMENTS
                                                                        ----------------------------------------
                                                                          FOR THE YEARS ENDED
                                                                               JULY 31,           FOR THE PERIOD
                                                                        -----------------------       ENDED
                                                                          1998#         1997      JULY 31, 1996+
                                                                        ----------   ----------   --------------
Net asset value, beginning of period..................................  $    19.28   $    13.27   $    12.00
                                                                        ----------   ----------      -------
Net investment income (loss)..........................................       (0.03)        0.03         0.03
Net realized and unrealized gains from investments....................        4.79         6.01         1.26
                                                                        ----------   ----------      -------
Net increase from investment operations...............................        4.76         6.04         1.29
                                                                        ----------   ----------      -------
Dividends from net investment income..................................       (0.01)       (0.03)       (0.02)
Distributions from net realized gains from investments................       (1.04)      --           --
                                                                        ----------   ----------      -------
Total dividends and distributions.....................................       (1.05)       (0.03)       (0.02)
                                                                        ----------   ----------      -------
Net asset value, end of period........................................  $    22.99   $    19.28   $    13.27
                                                                        ----------   ----------      -------
                                                                        ----------   ----------      -------
Total investment return (1)...........................................       26.40%       45.61%       10.76%
                                                                        ----------   ----------      -------
                                                                        ----------   ----------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).....................................  $  275,461   $  160,334   $   69,248
Ratios of:
Expenses to average net assets, net of fee waivers and expense
  reimbursements......................................................        1.00%        1.00%        1.00%*
Expenses to average net assets, before fee waivers and expense
  reimbursements......................................................        1.02%        1.05%        1.33%*
Net investment income (loss) to average net assets, net of fee waivers
  and expense reimbursements..........................................       (0.14)%       0.22%        0.33%*
Net investment income (loss) to average net assets, before fee waivers
  and expense reimbursements..........................................       (0.16)%       0.17%       (0.01)%*
Portfolio turnover....................................................         102%          73%          65%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996
*      Annualized
# Sub-Investment advisory functions for this portfolio were transferred from Chancellor LGT Asset Management, Inc. to Alliance Capital Management L.P. on November 10, 1997.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                               PACE
                                                                                                    SMALL/MEDIUM COMPANY VALUE
                                                                                                        EQUITY INVESTMENTS
                                                                                                -----------------------------------
                                                                                                                         FOR THE
                                                                                                FOR THE YEARS ENDED      PERIOD
                                                                                                      JULY 31,            ENDED
                                                                                                --------------------    JULY 31,
                                                                                                  1998       1997         1996+
                                                                                                ---------  ---------  -------------
Net asset value, beginning of period..........................................................  $   17.52  $   12.29    $   12.00
                                                                                                ---------  ---------  -------------
Net investment income.........................................................................       0.10       0.12         0.10
Net realized and unrealized gains from investments............................................       1.14       5.55         0.23
                                                                                                ---------  ---------  -------------
Net increase from investment operations.......................................................       1.24       5.67         0.33
                                                                                                ---------  ---------  -------------
Dividends from net investment income..........................................................      (0.13)     (0.10)       (0.04)
Distributions from net realized gains from investments........................................      (1.24)     (0.34)      --
                                                                                                ---------  ---------  -------------
Total dividends and distributions.............................................................      (1.37)     (0.44)       (0.04)
                                                                                                ---------  ---------  -------------
Net asset value, end of period................................................................  $   17.39  $   17.52    $   12.29
                                                                                                ---------  ---------  -------------
                                                                                                ---------  ---------  -------------
Total investment return (1)...................................................................       6.97%     46.99%        2.76%
                                                                                                ---------  ---------  -------------
                                                                                                ---------  ---------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).............................................................  $ 183,558  $ 135,047    $  63,894
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements.................       0.99%      1.00%        1.00%*
Expenses to average net assets, before fee waivers and expense reimbursements.................       1.00%      1.12%        1.51%*
Net investment income to average net assets, net of fee waivers and expense reimbursements....       0.61%      1.00%        1.07%*
Net investment income to average net assets, before fee waivers and expense reimbursements....       0.60%      0.88%        0.56%*
Portfolio turnover............................................................................         42%        39%          30%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                          PACE
                                                                              SMALL/MEDIUM COMPANY GROWTH
                                                                                   EQUITY INVESTMENTS
                                                                        ----------------------------------------
                                                                          FOR THE YEARS ENDED
                                                                               JULY 31,           FOR THE PERIOD
                                                                        -----------------------       ENDED
                                                                           1998        1997#      JULY 31, 1996+
                                                                        ----------   ----------   --------------
Net asset value, beginning of period..................................  $    14.44   $    11.20   $    12.00
                                                                        ----------   ----------      -------
Net investment loss...................................................       (0.03)       (0.02)        0.00
Net realized and unrealized gains (losses) from investments...........        2.03         3.26        (0.78)
                                                                        ----------   ----------      -------
Net increase (decrease) from investment operations....................        2.00         3.24        (0.78)
                                                                        ----------   ----------      -------
Dividends from net investment income..................................      --           --            (0.02)
Distributions from net realized gains from investments................       (0.64)      --           --
                                                                        ----------   ----------      -------
Total dividends and distributions.....................................       (0.64)        0.00        (0.02)
                                                                        ----------   ----------      -------
Net asset value, end of period........................................  $    15.80   $    14.44   $    11.20
                                                                        ----------   ----------      -------
                                                                        ----------   ----------      -------
Total investment return (1)...........................................       14.44%       28.93%       (6.55)%
                                                                        ----------   ----------      -------
                                                                        ----------   ----------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).....................................  $  198,855   $  125,609   $   63,364
Ratios of:
Expenses to average net assets, net of fee waivers and expense
  reimbursements......................................................        1.00%        1.00%        1.00%*
Expenses to average net assets, before fee waivers and expense
  reimbursements......................................................        1.03%        1.08%        1.27%*
Net investment loss to average net assets, net of fee waivers and
  expense reimbursements..............................................       (0.20)%      (0.21)%      (0.14)%*
Net investment loss to average net assets, before fee waivers and
  expense reimbursements..............................................       (0.23)%      (0.29)%      (0.41)%*
Portfolio turnover....................................................         131%         247%         115%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
# Sub-Investment advisory functions for this portfolio were transferred from Westfield Capital Management Company, Inc. to Delaware Management Company, Inc. on December 17, 1996.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                               PACE
                                                                                                       INTERNATIONAL EQUITY
                                                                                                            INVESTMENTS
                                                                                                -----------------------------------
                                                                                                                         FOR THE
                                                                                                FOR THE YEARS ENDED      PERIOD
                                                                                                      JULY 31,            ENDED
                                                                                                --------------------    JULY 31,
                                                                                                  1998       1997         1996+
                                                                                                ---------  ---------  -------------
Net asset value, beginning of period..........................................................  $   15.66  $   12.79    $   12.00
                                                                                                ---------  ---------  -------------
Net investment income.........................................................................       0.16       0.10         0.12
Net realized and unrealized gains from investments and foreign currency.......................       1.20       2.97         0.73
                                                                                                ---------  ---------  -------------
Net increase from investment operations.......................................................       1.36       3.07         0.85
                                                                                                ---------  ---------  -------------
Dividends from net investment income..........................................................      (0.16)     (0.13)       (0.06)
Distributions from net realized gains from investments........................................      (0.32)     (0.07)      --
                                                                                                ---------  ---------  -------------
Total dividends and distributions.............................................................      (0.48)     (0.20)       (0.06)
                                                                                                ---------  ---------  -------------
Net asset value, end of period................................................................  $   16.54  $   15.66    $   12.79
                                                                                                ---------  ---------  -------------
                                                                                                ---------  ---------  -------------
Total investment return (1)...................................................................       9.27%     24.30%        7.08%
                                                                                                ---------  ---------  -------------
                                                                                                ---------  ---------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).............................................................  $ 164,477  $ 102,979    $  45,331
Ratios of:
Expenses to average net assets, net of fee waivers and expense reimbursements.................       1.21%      1.35%        1.50%*
Expenses to average net assets, before fee waivers and expense reimbursements.................       1.21%      1.35%        1.81%*
Net investment income to average net assets, net of fee waivers and expense reimbursements....       1.14%      0.95%        1.35%*
Net investment income to average net assets, before fee waivers and expense reimbursements....       1.14%      0.95%        1.04%*
Portfolio turnover............................................................................         56%        55%          25%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                          PACE
                                                                                 INTERNATIONAL EMERGING
                                                                               MARKETS EQUITY INVESTMENTS
                                                                        ----------------------------------------
                                                                          FOR THE YEARS ENDED
                                                                               JULY 31,           FOR THE PERIOD
                                                                        -----------------------       ENDED
                                                                           1998         1997      JULY 31, 1996+
                                                                        ----------   ----------   --------------
Net asset value, beginning of period..................................  $    15.60   $    12.49   $    12.00
                                                                        ----------   ----------      -------
Net investment income.................................................        0.09         0.06         0.07
Net realized and unrealized gains (losses) from investments and
  foreign currency....................................................       (5.23)        3.09         0.44
                                                                        ----------   ----------      -------
Net increase (decrease) from investment operations....................       (5.14)        3.15         0.51
                                                                        ----------   ----------      -------
Dividends from net investment income..................................       (0.05)       (0.04)       (0.02)
                                                                        ----------   ----------      -------
Net asset value, end of period........................................  $    10.41   $    15.60   $    12.49
                                                                        ----------   ----------      -------
                                                                        ----------   ----------      -------
Total investment return (1)...........................................      (32.99)%      25.31%        4.23%
                                                                        ----------   ----------      -------
                                                                        ----------   ----------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).....................................  $   63,237   $   54,759   $   25,481
Ratios of:
Expenses to average net assets, net of fee waivers and expense
  reimbursements......................................................        1.50%        1.50%        1.50%*
Expenses to average net assets, before fee waivers and expense
  reimbursements......................................................        1.79%        2.09%        2.35%*
Net investment income to average net assets, net of fee waivers and
  expense reimbursements..............................................        0.98%        0.63%        0.94%*
Net investment income (loss) to average net assets, before fee waivers
  and expense reimbursements..........................................        0.69%        0.04%        0.08%*
Portfolio turnover....................................................          51%          39%          22%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
PaineWebber PACE Select Advisors Trust

  We have audited the accompanying statement of assets and liabilities of PaineWebber PACE Select Advisors Trust (comprising, respectively, PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/ Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments) (the "Trust"), including the portfolios of investments as of July 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 1998 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting PaineWebber PACE Select Advisors Trust at July 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                [ERNST & YOUNG SIGNATURE]

New York, New York
September 18, 1998

PAINEWEBBER PACE SELECT ADVISORS TRUST

TAX INFORMATION (UNAUDITED)

  We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 1998) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Portfolios were derived from the following sources:

                                                          LONG-TERM   LONG-TERM
                                                           CAPITAL     CAPITAL
                                   NET       SHORT-TERM     GAINS       GAINS     DIVIDEND*
                                INVESTMENT    CAPITAL       (28%        (20%      RECEIVED
PER SHARE DATA:                   INCOME      GAINS**       RATE)       RATE)     DEDUCTION
------------------------------  ----------   ----------   ---------   ---------   ---------
PACE Money Market
  Investments.................   $0.0497        --           --          --          --
PACE Government Securities
  Fixed Income Investments....   $0.7163      $0.2035        --          --          --
PACE Intermediate Fixed Income
  Investments.................   $0.6436        --           --          --          --
PACE Strategic Fixed Income
  Investments.................   $0.6897      $0.0603        --        $0.0643       --
PACE Municipal Fixed Income
  Investments***..............   $0.5730        --           --          --          --
PACE Global Fixed Income
  Investments.................   $0.4000      $0.1001      $0.0015     $0.0039       --
PACE Large Company Value
  Equity Investments..........   $0.1364      $0.4624      $0.4519     $0.4742      45.22%
PACE Large Company Growth
  Equity Investments..........   $0.0092        --         $0.6643     $0.3792      99.96%
PACE Small/Medium Company
  Value Equity Investments....   $0.1252      $0.7079      $0.1706     $0.3651      29.54%
PACE Small/Medium Company
  Growth Equity Investments...     --         $0.5839      $0.0309     $0.0269       3.37%
PACE International Equity
  Investments.................   $0.1603      $0.1632      $0.0061     $0.1490       --
PACE International Emerging
  Markets Equity
  Investments.................   $0.0484        --           --          --          --

-------------
* Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders.
** Taxable as ordinary income.
*** The Portfolio's net investment income is tax exempt.

  Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

  Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1998. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

SPECIAL INFORMATION FOR PACE INTERNATIONAL EQUITY INVESTMENTS AND PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

  The Portfolios intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolios to its shareholders. The amount of foreign taxes paid for PACE International Equity Investments and PACE International Emerging Markets Equity Investments for the fiscal year ended July 31, 1998, on a per share basis, is $0.03427 and $0.01280, respectively. Accordingly, shareholders would report this amount as an additional income dividend on a federal income tax return and would be entitled to a foreign tax credit, or an itemized deduction, at their option, for this amount in computing their U.S. income tax liability. Generally, is it more advantageous to claim a credit rather than to take a deduction.

PAINEWEBBER PACE SELECT ADVISORS TRUST

TAX INFORMATION (UNAUDITED) (CONCLUDED)

  The following tables identify the foreign source income earned and foreign taxes paid through July 31, 1998 by its source on a per share basis. Since the Portfolio's fiscal year is not the calendar year, shareholders should refer to their Form 1099 DIV mailed in January 1999 to determine the amounts to be included on their respective tax returns for 1998. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investments in each of the Portfolios.

                     PACE INTERNATIONAL EQUITY INVESTMENTS

                     GROSS     FOREIGN      NET
     COUNTRY        AMOUNT       TAX      AMOUNT
Argentina            0.00100    0.00000    0.00100
Australia            0.00745    0.00049    0.00696
Austria              0.00141    0.00018    0.00123
Belgium              0.00476    0.00071    0.00405
Brazil               0.00625    0.00030    0.00595
Chile                0.00115    0.00040    0.00075
Denmark              0.00284    0.00043    0.00241
Egypt                0.00584    0.00000    0.00584
Finland              0.00231    0.00035    0.00196
France               0.03894    0.00572    0.03322
Germany              0.02073    0.00207    0.01866
Greece               0.00304    0.00000    0.00304
Hong Kong            0.00716    0.00006    0.00710

                     GROSS     FOREIGN      NET
     COUNTRY        AMOUNT       TAX      AMOUNT

Israel               0.00061    0.00011    0.00050
Italy                0.03179    0.00477    0.02702
Japan                0.01366    0.00216    0.01150
Mexico               0.00283    0.00000    0.00283
Netherlands          0.00689    0.00103    0.00586
New Zealand          0.00043    0.00007    0.00036
Singapore            0.00084    0.00022    0.00062
Spain                0.00569    0.00085    0.00484
Sweden               0.00833    0.00125    0.00708
Switzerland          0.01002    0.00150    0.00852
Taiwan               0.00062    0.00012    0.00050
Turkey               0.00073    0.00000    0.00073
United Kingdom       0.09926    0.01149    0.08777

             PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

                     GROSS     FOREIGN      NET
     COUNTRY        AMOUNT       TAX      AMOUNT
Argentina            0.00951    0.00001    0.00950
Botswana             0.00181    0.00000    0.00181
Brazil               0.05475    0.00333    0.05142
Chile                0.01468    0.00455    0.01013
China                0.00014    0.00000    0.00014
Croatia              0.00044    0.00000    0.00044
Egypt                0.00156    0.00000    0.00156
Greece               0.00190    0.00000    0.00190
Hong Kong            0.00346    0.00000    0.00346
Hungary              0.00276    0.00017    0.00259
India                0.01218    0.00000    0.01218
Indonesia            0.00081    0.00000    0.00081
Israel               0.00459    0.00109    0.00350
Luxembourg           0.00050    0.00000    0.00050
Malaysia             0.00077    0.00021    0.00056

                     GROSS     FOREIGN      NET
     COUNTRY        AMOUNT       TAX      AMOUNT

Mauritius            0.00052    0.00000    0.00052
Mexico               0.01997    0.00000    0.01997
Pakistan             0.00930    0.00094    0.00836
Peru                 0.00144    0.00000    0.00144
Phillipines          0.00119    0.00030    0.00089
Poland               0.00162    0.00025    0.00137
Portugal             0.00689    0.00121    0.00568
Russia               0.00078    0.00012    0.00066
South Africa         0.02149    0.00000    0.02149
South Korea          0.00259    0.00043    0.00216
Taiwan               0.01981    0.00016    0.01965
Turkey               0.00418    0.00000    0.00418
Venezuela            0.00200    0.00000    0.00200
Zimbabwe             0.00022    0.00003    0.00019

                           PACE SELECT ADVISORS TRUST
                                  PAINEWEBBER
                        -C-1998 PaineWebber Incorporated
                                  Member SIPC